INDIVIDUAL FLEXIBLE PREMIUM
VARIABLE ANNUITY CONTRACT

HARTFORD LIFE INSURANCE COMPANY
Hartford, Connecticut 06104-2999
(a stock life insurance company, herein called the “Company”)

We will pay the first of a series of annuity payments to the Payee as of the Annuity Commencement Date, if You, the Annuitant, or the Joint Annuitant, if any, are living. The manner in which the dollar amount of annuity payments is determined is described in this contract.

This contract is issued in consideration of the payment of the initial premium payment.

This contract is subject to the laws of the jurisdiction where it is delivered.

The Contract Specifications on Page 3 and the conditions and provisions on this and the following pages are part of the contract.

RIGHT TO EXAMINE CONTRACT
We want You to be satisfied with the contract You have purchased. We urge You to closely examine its provisions. If for any reason You are not satisfied with Your purchase, You may cancel the contract by returning the contract within ten days after You receive it. A written request for cancellation must accompany the contract. In such event, We will pay You an amount equal to the sum of (i) the difference between the premiums paid and the amounts allocated to any Account under the contract and (ii) the Contract Value on the date of surrender. You bear only the investment risk during the period prior to Our receipt of request for cancellation.

Signed for the Company

[
]

Premium Payments are flexible as described herein.

NONPARTICIPATING

ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SUB-ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. DETAILS OF THE VARIABLE PROVISIONS ARE DESCRIBED UNDER VALUATION PROVISIONS, PAGES 6 AND 7.

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TABLE OF CONTENTS

Page

Contract Specifications    3

Definition of Certain Terms    4

Premium Payments    6

Valuation Provisions    6

Transfers Between Accounts    7

Contract Control Provisions     8

General Provisions    9

Surrenders    10

Death Benefits    11

Settlement Provisions    14

Annuity Tables    16

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B645R0.FRM

CONTRACT SPECIFICATIONS

CONTRACT NUMBER    [ SPECIMEN ]    CONTRACT ISSUE DATE    [SEPTEMBER 14, 2009 ]
NAME OF ANNUITANT    [ JAMES SCOTT ]    ANNUITY COMMENCEMENT DATE    [ JANUARY 1, 2039 ]
ANNUITANT AGE    [ 35 ]    INITIAL PREMIUM PAYMENT    [ $2,000 ]
ANNUITANT GENDER    [ MALE ]    MINIMUM SUBSEQUENT PAYMENT    [ $500 ]
CONTINGENT ANNUITANT    [ PAUL SCOTT ]
DESIGNATED BENEFICIARY [ ANN SCOTT ]
CONTRACT OWNER    [ JAMES SCOTT ]

DESCRIPTION OF BENEFITS
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACT

SEPARATE ACCOUNT: [ HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT SEVEN ]

MORTALITY AND EXPENSE RISK CHARGE: [0.50%] PER ANNUM OF THE DAILY SUB-ACCOUNTS VALUE.

ADMINISTRATION CHARGE: [0.20%] PER ANNUM OF THE DAILY SUB-ACCOUNTS VALUE.

ANNUAL MAINTENANCE FEE: $[0] IF THE CONTRACT VALUE IS [$50,000] OR MORE ON THE CONTRACT ANNIVERSARY. [$50] IF THE CONTRACT VALUE IS LESS THAN [$50,000] ON THE CONTRACT ANNIVERSARY AND WHEN THE CONTRACT IS FULLY SURRENDERED.

PREMIUM BASED CHARGE: WE WILL APPLY AN ANNUAL PREMIUM BASED CHARGE AGAINST EACH PREMIUM PAYMENT MADE TO THIS CONTRACT. THE PREMIUM CHARGE WILL APPLY TO EACH PREMIUM PAYMENT THAT HAS BEEN INVESTED FOR [7] YEARS OR LESS. AN ANNUAL PREMIUM BASED CHARGE SHOWN BELOW WILL BE DEDUCTED FROM THE CONTRACT VALUE ON THE CONTRACT ANNIVERSARY BASED ON REMAINING GROSS PREMIUMS. EACH PREMIUM PAYMENT HAS ITS OWN [7] YEAR PREMIUM BASED CHARGE SCHEDULE AND IS ASSIGNED A PREMIUM BASED CHARGE BREAKPOINT AMOUNT BASED ON THE CURRENT DEPOSIT PLUS THE GREATER OF: A) THE TOTAL BALANCE AS OF THE IMMEDIATELY PRECEDING VALUATION DATE; OR B) CUMULATIVE DEPOSITS PREVIOUSLY RECEIVED LESS PRIOR WITHDRAWALS, BUT NOT LESS THAN ZERO. .

IF A SUBSEQUENT PREMIUM PAYMENT BRINGS THE CUMULATIVE TOTAL TO A NEW BREAKPOINT, ONLY THAT PREMIUM PAYMENT WILL RECEIVE THE NEW BREAKPOINT PREMIUM BASED CHARGE. THE PRIOR PREMIUM PAYMENT(S) WILL MAINTAIN THE ORIGINAL BREAKPOINT PREMIUM BASED CHARGE APPLIED AT THE TIME SUCH PREMIUM PAYMENT(S) WAS PAID. A PROPORTIONATE AMOUNT OF THE PREMIUM BASED CHARGE WILL BE DEDUCTED FOR ANY PORTION OF PREMIUM PAYMENT THAT IS SUBJECT TO THE CHARGE, BUT IS NOT HELD UNDER THE CONTRACT FOR THE FULL APPLICABLE CONTRACT YEAR. PREMIUM PAYMENTS ARE SURRENDERED IN THE ORDER IN WHICH THEY ARE RECEIVED.

[7] Year Premium Based Charge will apply to each Premium Payment

PREMIUM BASED CHARGE
BREAKPOINT AMOUNT        [7] YEAR PREMIUM BASED CHARGE
[$0 - $49,999.99]                     [0.71%]
[$50,000.00 - $99,999.99]                 [0.64%]
[$100,000.00 - $249,999.99]                 [0.50%]
[$250,000.00 - $499,999.99]                 [0.35%]
[$500,000.00 - $999,999.99]                 [0.28%]
[$1,000,000.00+]                     [0.17%]

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CONTRACT SPECIFICATIONS

CONTINGENT DEFERRED SALES CHARGE (CDSC): WE MAY ASSESS A CDSC WHEN YOU REQUEST A FULL OR PARTIAL SURRENDER. THE CDSC IS BASED ON THE AMOUNT YOU CHOOSE TO SURRENDER AND HOW LONG YOUR PREMIUM PAYMENTS HAVE BEEN IN THE CONTRACT. EACH PREMIUM PAYMENT HAS ITS OWN CDSC SCHEDULE AND IS ASSIGNED A CDSC BREAKPOINT AMOUNT BASED ON THE CURRENT DEPOSIT PLUS THE GREATER OF: A) THE TOTAL BALANCE AS OF THE IMMEDIATELY PRECEDING VALUATION DATE; OR B) CUMULATIVE DEPOSITS PREVIOUSLY RECEIVED LESS PRIOR WITHDRAWALS, BUT NOT LESS THAN ZERO. .

IF A SUBSEQUENT PREMIUM PAYMENT BRINGS THE CUMULATIVE TOTAL TO A NEW BREAKPOINT, ONLY THAT PREMIUM PAYMENT WILL RECEIVE THE NEW BREAKPOINT CDSC. THE PRIOR PREMIUM PAYMENT(S) WILL MAINTAIN THE ORIGINAL BREAKPOINT CDSC APPLIED AT THE TIME SUCH PREMIUM PAYMENT(S) WAS PAID. PREMIUM PAYMENTS ARE SURRENDERED IN THE ORDER IN WHICH THEY ARE RECEIVED. AMOUNTS WITHDRAWN IN EXCESS OF THE AWA ARE SUBJECT TO CDSC. THE AMOUNT ASSESSED A CDSC WILL NOT EXCEED YOUR REMAINING GROSS PREMIUMS AS DEFINED ABOVE. NO CDSC WILL BE ASSESSED IF ONLY THE AWA IS TAKEN, OR ELIGIBILITY REQUIREMENTS ARE MET FOR THE WAIVER OF THE CDSC.

FOR ANY SURRENDER, THE AMOUNT SUBJECT TO CDSC WILL BE CALCULATED AT THE TIME OF WITHDRAWAL BY DIVIDING (A) BY (B) MULTIPLIED BY (C) WHERE:

(A) = THE GROSS WITHDRAWAL AMOUNT MINUS THE AWA

(B) = THE CONTRACT VALUE MINUS THE AWA

(C) = THE RGP SUBJECT TO CDSC

THE PERCENTAGES USED TO CALCULATE THE CDSC ARE EQUAL TO:

CDSC SCHEDULE PER PREMIUM PAYMENT

CDSC Breakpoint Amount	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8 and thereafter
[$0 - $49,999.99]	[7%]	[7%]	[7%]	[6%]	[5%]	[4%]	[3%]	[0%]
[$50,000.00 - $99,999.99]	[6.5%]	[6.5%]	[6.5%]	[5.5%]	[4.5%]	[3.5%]	[2.5%]	[0%]
[$100,000.00 - $249,999.99]	[5%]	[5%]	[5%]	[4%]	[3.5%]	[3%]	[2%]	[0%]
[$250,000.00 - $499,999.99]	[3.5%]	[3.5%]	[3.5%]	[3%]	[2.5%]	[2%]	[1%]	[0%]
[$500,000.00 - $999,999.99]	[3%]	[3%]	[3%]	[2.5%]	[2%]	[1.5%]	[1%]	[0%]
[$1,000,000.00+	[2%]	[2%]	[2%]	[1.5%]	[1.5%]	[1%]	[1%]	[0%]

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ANNUAL WITHDRAWAL AMOUNT (AWA): THE AMOUNT THAT CAN BE WITHDRAWN IN ANY CONTRACT YEAR WITHOUT INCURRING A CONTINGENT DEFERRED SALES CHARGE (CDSC). THIS EQUALS THE FOLLOWING 2 COMPONENTS: 1) REMAINING GROSS PREMIUMS THAT ARE BEYOND THE CDSC PERIOD (100% OF REMAINING GROSS PREMIUMS MADE MORE THAN [7] YEAR(S) AGO); PLUS 2) THE FREE WITHDRAWAL WHICH IS THE GREATER OF (A) OR (B) WHERE:

(A) = CONTRACT VALUE AS OF THE WITHDRAWAL DATE MINUS REMAINING GROSS PREMIUMS.

(B) = [5%] OF PREMIUM PAYMENTS MADE DURING EACH OF THE LAST [7] YEAR(S) PRIOR TO WITHDRAWAL PER CONTRACT YEAR ON A NONCUMULATIVE BASIS.

AWA FORMULA:
AWA = REMAINING GROSS PREMIUMS NO LONGER SUBJECT TO CDSC + MAXIMUM (EARNINGS, [5%] OF PREMIUM PAYMENTS STILL SUBJECT TO CDSC) WHERE:

•	REMAINING GROSS PREMIUMS (RGP) = TOTAL PREMIUM PAYMENTS – CUMULATIVE PRIOR WITHDRAWALS SUBJECT TO CDSC AT THE TIME OF WITHDRAWAL; AND

•	EARNINGS = MAXIMUM (CONTRACT VALUE – RGP, 0).

MINIMUM AMOUNT RULE: THE MINIMUM AMOUNT RULE OF THE "PARTIAL SURRENDERS PRIOR TO THE ANNUITY COMMENCEMENT DATE" SECTION OF THE CONTRACT PROVIDES THAT A MINIMUM CONTRACT VALUE MUST BE MAINTAINED IN THE CONTRACT. AS OF THE CONTRACT ISSUE DATE, THE MINIMUM CONTRACT VALUE EQUALS [$2,000]. WE RESERVE THE RIGHT TO INCREASE THE MINIMUM CONTRACT VALUE AT OUR DISCRETION, BUT IN NO EVENT WILL IT EXCEED $10,000.

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DEFINITION OF CERTAIN TERMS

Account - Any of the Sub-Accounts.

Accumulation Unit - An accounting unit of measure used to calculate the value of a Sub-Account before annuity payments begin.

Administrative Office of the Company - Currently located at 200 Hopmeadow St., Simsbury, CT 06089. All correspondence concerning this contract should be sent to Our mailing address: Hartford Life Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.

Annual Maintenance Fee - An amount which, depending on the amount of the Contract Value, may be deducted from the value of the contract on each Contract Anniversary and upon full surrender of this contract. The Annual Maintenance Fee is shown on Page 3.

Annual Withdrawal Amount - The amount that can be withdrawn in any Contract Year prior to incurring surrender charges.

Annuitant - The person on whose life this contract is issued. The Annuitant may not be changed. Also, see Contingent Annuitant and Joint Annuitant.

Annuity Calculation Date - The date on which the first annuity payment will be calculated. It will be no more than five Valuation Days prior to the Annuity Commencement Date.

Annuity Commencement Date - The date on which annuity payments begin as described under Settlement Provisions in this contract.

Annuity Payment Frequency - The frequency with which annuity payments will be made. The frequencies available are monthly, quarterly, semi-annual, and annual.

Annuity Unit - An accounting unit of measure used to calculate the value of annuity payments under a variable annuity option.

Annuity Unit Factor - A factor that neutralizes the Assumed Investment Return (“AIR”) when determining the Annuity Unit Value. When the AIR is 3%, the daily factor is 0.999919. When the AIR is 5%, the daily factor is 0.999866. And when the AIR is 6%, the daily factor is 0.999840.

Assumed Investment Return (“AIR”) - The investment return upon which the variable annuity payments in this contract will be based. The annual rates available are 3%, 5%, and 6%. You may select one of these rates prior to the Annuity Commencement Date.

Beneficiary - The person(s) entitled to receive benefits as per the terms of the contract in the event of the death of the Contract Owner or Annuitant, as applicable.

Commuted Value - The present value of the remaining guaranteed annuity payments.

Contingent Annuitant - The person You designate who, upon the Annuitant’s death, prior to the Annuity Commencement Date, becomes the Annuitant.

Contract Anniversary - An anniversary of the Contract Issue Date.

Contract Issue Date - The date as of which the contract is established for You by Us. The Contract Issue Date is shown on Page 3.

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DEFINITION OF CERTAIN TERMS (Continued)

Contract Owner(s) - The owner(s) or holder of the contract.

Contract Value - The aggregate value of the Accounts on any Valuation Day.

Contract Year - A period of 12 months commencing with the Contract Issue Date or any other anniversary thereafter.

Death Benefit - The amount that We will pay upon the death of the Contract Owner or the Annuitant, as applicable.

Due Proof of Death - A certified copy of a death certificate, an order of a court of competent jurisdiction, or any other proof, acceptable to Us.

Funds - The securities which underlie Your Sub-Accounts.

General Account - All of Our assets other than those allocated to the Separate Account.

Internal Revenue Code - The United States Internal Revenue Code of 1986, as amended or any successor law.

Internal Revenue Service - The United States Internal Revenue Service or any successor agency.

Joint Annuitant - Upon annuitization, a person other than the Annuitant on whose continuation of life annuity payments may be made. The contract will have a Joint Annuitant only if the annuity settlement option selected provides for a survivor. The Joint Annuitant may not be changed.

Payee - The person, designated by You, to whom annuity payments will be made.

Premium Tax - The amount of tax, if any, charged by a federal, state, or     other governmental entity on premium payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered or on the Annuity Commencement Date. If We deduct the tax after Your premium payments have been applied to the Accounts, the tax will be deducted from the Accounts on a pro-rata basis.

Separate Account - An account that We established to separate the assets funding the variable benefits for this type of contract from Our other assets. The assets in the Separate Account are not chargeable with liabilities arising out of any other business We may conduct. The name of the Separate Account is shown on Page 3.

Sub-Account - The subdivisions of the Separate Account which are used to allocate Your Contract Value among the corresponding Funds.

Surrender Value - The Contract Value prior to the Annuity Commencement Date, less any applicable contingent deferred sales charges, Premium Taxes, and/or Annual Maintenance Fee.

Valuation Day - Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.

Valuation Period - The period of time between the close of business on successive Valuation Days.

We, Us, Our - The company referred to on the first page of this contract.

You, Your - The Contract Owner(s).

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PREMIUM PAYMENTS

Premium Payments
Premium payments are payable at the Administrative Office of the Company. Payments may be made by check or by any other method that We deem acceptable.

The initial premium payment is shown on Page 3. This is a flexible premium annuity. We may accept additional payments. The additional payments must be at least equal to the minimum subsequent premium payment shown on Page 3. Our approval is required for any premium payment if the aggregate of all premium payments received from You under all deferred variable annuity contracts issued by Us or Our affiliates then equals or exceeds $1,000,000.

If You are exchanging from one of Our existing contracts, You may be eligible for certain credits applied to the amount exchanged. Eligibility for such credits will be extended to all members of any class of business We designate.

Allocation of Premium Payments
Premium payments, minus any applicable Premium Tax We may deduct, will be allocated to each Account according to Your instructions subject to Our minimum amount(s) then in effect. Any subsequent premium payments will be allocated to Accounts in accordance with the most recent premium allocation instructions that We received.

VALUATION PROVISIONS

Net Premium Payments
The net premium payment is equal to the premium payment, minus any applicable Premium Taxes We may deduct, and is applied to purchase Accumulation Units with respect to the Sub-Account(s) that You have selected.

The number of Accumulation Units credited to each Sub-Account is determined by dividing the net premium payment allocated to a Sub-Account by the dollar value of one Accumulation Unit for such Sub-Account. This is computed in compliance with Securities and Exchange Commission regulations. The number of Accumulation Units will not be affected by any subsequent change in the value of such Accumulation Units. The Accumulation Unit value in any Sub-Account may increase or decrease from day to day as described below.

Net Investment Factor
The net investment factor for each of the Sub-Accounts is equal to:

a)	the net asset value per share plus applicable distributions per share of the corresponding Fund at the end of the Valuation Period; divided by

b)	the net asset value per share of the corresponding Fund at the beginning of the Valuation Period; multiplied by

c)
the daily expense factor for mortality and expense risk charge, any applicable administration charge shown on page 3, and the charge for elected optional riders, if any, adjusted for the number of days in the Valuation Period.

Accumulation Unit Value
The value of an Accumulation Unit for each Sub-Account of the Separate Account will vary to reflect the investment experience of the applicable Funds. It will be determined by multiplying:
a)the value of the Accumulation Unit for that Sub-Account as of the preceding Valuation Day by

b)	the net investment factor for that Sub-Account for the Valuation Day for which the Accumulation Unit value is being calculated.

The value of the Sub-Account as of each Valuation Day is then determined by multiplying:
a)the number of Accumulation Units in that Sub-Account by
b)the Accumulation Unit value as of that Valuation Day.

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VALUATION PROVISIONS (Continued)

Annuity Unit Value
The value of an Annuity Unit for each Sub-Account of the Separate Account will vary to reflect the investment experience of the applicable Funds. It will be determined by multiplying:

a)	the value of the Annuity Unit for that Sub-Account as of the preceding Valuation Day; by

b)	the net investment factor for that Sub-Account for the Valuation Day for which the Annuity Unit value is being calculated; and by
c)the Annuity Unit Factor.

Annual Maintenance Fee
During each year that this contract is in force prior to the Annuity Commencement Date, the Annual Maintenance Fee, if applicable, will be deducted on the Contract Anniversary and upon full surrender of this contract. The fee will be charged against the Contract Value by reducing the number of Accumulation Units from the Sub-Accounts held as of that date. The fee will be charged on a pro-rata basis with respect to each active Sub-Account. The number of Accumulation Units deducted from each Sub-Account is determined by dividing the pro-rata portion of the Annual Maintenance Fee by the value of an Accumulation Unit for the applicable Sub-Account.

TRANSFERS BETWEEN ACCOUNTS

Transfers Between Accounts
You may transfer Contract Values held in the Accounts into other Accounts before and after Annuity Commencement Date. However, We may establish, from time to time, restrictions, policies, and procedures relating to transfers between Accounts, which We may modify or terminate at any time. We may, according to Our then current policies and procedures, restrict or terminate Your transfer privileges if We determine, in Our sole discretion, that You have engaged in a pattern of transfers that is disadvantageous or potentially harmful to other Contract Owners.

We may establish, from time to time, restrictions, policies, and procedures, which We may modify or terminate at any time, relating to transfers between Accounts that We determine are competing investment choices. We may, according to Our then current policies and procedures, restrict or terminate Your ability to transfer Contract Values between any Accounts that We determine are competing investment choices. We may also establish time periods during which We may restrict or terminate Your ability to transfer any Contract Values into an Account if, during the time period We establish, Contract Values were transferred out of a competing investment choice of such Account.

The right to make transfers between Sub-Accounts is subject to modification if We determine, in Our opinion, that exercising that right by one or more Contract Owners is, or would be, to the disadvantage of other Contract Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and could include, but not be limited to:

a)	the requirement of a minimum time period between each transfer;

b)	not accepting transfer requests of an agent acting under a power of attorney or on behalf of more than one Contract Owner, or

c)	limiting the dollar amount that may be transferred between the Sub-Accounts by a Contract Owner at any one time.

Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by Us to be to the disadvantage of other Contract Owners.

No transfers may be made between Sub-Accounts and the General Account after Annuity Commencement Date.

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TRANSFERS BETWEEN ACCOUNTS (Continued)

Dollar Cost Averaging and Other Programs
From time to time, We may offer various programs, including, but not limited to, systematic transfer or dollar cost averaging programs, enhanced interest rate dollar cost averaging programs, interest averaging programs, and various other programs ("Program").

You may obtain the applicable rules, restrictions, credited rate (if applicable) and the duration for a Program when you enroll in the Program. You may terminate participation in a Program at any time by calling or writing Us.

We may discontinue, modify or amend any Program that We establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program.

CONTRACT CONTROL PROVISIONS

Annuitant, Contingent Annuitant, Contract Owner
The Annuitant may not be changed.

The designations of Contract Owner and Contingent Annuitant will remain in effect until You change them. The designation of the Contract Owner may be changed during the lifetime of the Annuitant by written notice to Us. The designation of the Contingent Annuitant may be changed at any time during the lifetime of the Annuitant and prior to the Annuity Commencement Date by written notice to Us. If no Contingent Annuitant has been named and the Contract Owner/Annuitant's spouse is a Beneficiary, the Contract Owner/Annuitant's spouse will be presumed to be the Contingent Annuitant. In any other situation, if no Contingent Annuitant has been named, the Contract Owner (or in the case of joint Contract Owners, the younger Contract Owner) will be presumed to be the Contingent Annuitant provided that the Contract Owner is not the Annuitant. The Contract Owner may waive this presumption.

Ownership
You have the sole power to exercise all the rights, options, and privileges granted by this contract or permitted by Us and to agree with Us to any change in or amendment to the contract. Your rights will be subject to the rights of any assignee of record with Us and of any irrevocably designated Beneficiary. In the case of joint Contract Owners, each Contract Owner alone may exercise all rights, options, and privileges, except with respect to the surrender, partial surrender, selection of an annuity option, and change of ownership.

Beneficiary
The designated Beneficiary will remain in effect until You change it. The designated Beneficiary may be changed during the lifetime of the Annuitant by written notice to Us at the Administrative Office of the Company. If the designated Beneficiary has been designated irrevocably, the designation cannot be changed or revoked without such Beneficiary’s written consent. Upon receipt of written notice and consent, if required by Us, the new designation will take effect as of the date the notice is signed, whether or not the Annuitant or Contract Owner is alive at the time of receipt. Any payments made or other action taken by Us before the receipt of the notice will not be subject to the requested change.

Subject to any tax qualification requirements under the Internal Revenue Code, Our then policies and procedures, and subject to the paragraph entitled "Distribution Requirements" of this contract, a Beneficiary may designate another individual or entity to receive, upon the death of the Beneficiary, any remaining interest of the Beneficiary in the contract.

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GENERAL PROVISIONS

The Contract
This contract and the endorsements or riders, if any, constitute the entire contract.

Contract Modification
No modification of this contract will be made without the signature of Our President, a Senior Vice President, Executive Vice President, Vice President or Assistant Vice President. No modification will affect the amount or term of any annuity begun prior to the modification unless it is required to conform the contract to any federal or state statute. No modification will affect the method by which the Contract Value will be determined.

Fund Modification
We reserve the right, subject to any applicable law, to make certain changes, including the right to add, eliminate, or substitute any investment options offered under the contract.

Minimum Value Statement
Any Surrender Values, Death Benefits, or settlement provisions available under this contract equal or exceed those required by the state in which the contract is delivered.

Non-Participation
This contract does not share in Our surplus earnings. That portion of the Separate Account assets equal to the reserves and other contract liabilities will not be chargeable with liabilities arising out of any other business We may conduct.

Misstatement of Age and Gender
If the age or gender of the Annuitant has been misstated, the amount of the annuity payable by Us will be adjusted based on the correct information without changing the date of the first payment. Any underpayments by Us will be made up immediately and any overpayments will be charged against future amounts becoming payable.

If the age of the Annuitant or Contract Owner has been misstated, the amount of any Death Benefit payable will be determined based upon the correct age of the Annuitant or Contract Owner.

Incontestability
We cannot contest this Contract.

Reports to the Contract Owner
You will be sent copies of any shareholder reports of the Funds and of any other notices, reports or documents required by law to be delivered to You. At least annually, a statement of the Contract Value will be sent to You.

Voting Rights
We will notify You of any Fund shareholder’s meetings at which the shares held for Your account may be voted. We will send proxy materials and instructions for You to vote the shares held for Your account. We will arrange for the handling and tallying of proxies received from Contract Owners. We will vote the Fund shares held by Us in accordance with the instructions received from Contract Owners. You may attend any meeting, where shares held for Your benefit, will be voted.

In the event that You give no instructions or leave the manner of voting discretionary, We will vote such shares of the appropriate Fund in the same proportion as shares of that Fund for which instructions have been received. Also, We will vote the Fund shares in this proportionate manner which are held by Us for Our own account. After annuity payments begin, the number of votes will decrease.

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GENERAL PROVISIONS (Continued)

Change in the Operation of the Separate Account
At Our election and subject to any necessary vote by persons having the right to give instructions on the voting of the Fund shares held by the Sub-Accounts, the Separate Account may be operated as a management company under the Investment Company Act of 1940 or any other form permitted by law, may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required, or may be combined with one or more Separate Accounts.

Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.

Tax Qualification
This contract is intended to qualify as an annuity contract for federal income tax purposes. To that end, the provisions of this contract are to be interpreted to ensure and maintain such tax qualification, notwithstanding any other provisions to the contrary. We reserve the right to amend this contract to conform to any changes in the tax qualification requirements under the applicable provisions of the Internal Revenue Code.

SURRENDERS

Full Surrender Prior to the Annuity Commencement Date
At any time prior to the Annuity Commencement Date, You have the right to terminate the contract by submitting a written request to Us at the Administrative Office of the Company. In such event, the Surrender Value of the contract may be taken in the form of a cash settlement.

The Surrender Value of the contract is equal to the Contract Value less:

a)	any applicable Premium Taxes not previously deducted;

b)	the Annual Maintenance Fee as specified on Page 3; and

c)	any applicable contingent deferred sales charge shown on Page 3.

Partial Surrenders Prior to the Annuity Commencement Date
You may request, in writing or other means acceptable to Us, a partial surrender of Contract Values at any time prior to the Annuity Commencement Date provided the Contract Value remaining after the surrender is at least equal to Our minimum amount rules then in effect. If the remaining Contract Value following such surrender is less than Our minimum amount rules, We may terminate the contract and pay the Surrender Value.

The contingent deferred sales charge will be assessed against any Contract Values surrendered as described on Page 3. However, on a noncumulative basis, You may make partial surrenders during any Contract Year, up to the Annual Withdrawal Amount shown on Page 3 and the contingent deferred sales charge will not be assessed against such amounts. Surrender of Contract Values in excess of the Annual Withdrawal Amount and additional surrenders made in any Contract Year will be subject to the contingent deferred sales charge, as described on Page 3, if applicable.

Surrenders after the Annuity Commencement Date
You may surrender all or portions of Your contract attributable to Period Certain payments if You selected an annuity under Option 3 (Life Annuity with Payments for Period Certain), Option 5 (Joint and Last Survivor Life Annuity with Payments for Period Certain), or Option 6 (Payments for a Period Certain).

We pay You the Commuted Value of the amounts surrendered that We would have paid during the Period Certain, minus any applicable contingent deferred sales charge. Your surrender must occur during the Period Certain.

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SURRENDERS (Continued)

For Options 5 and 6, on the date the Period Certain would have expired had it not been surrendered and if the Annuitant is living, annuity payments will resume ceasing with the last payment due prior to the death of the Annuitant.

To calculate the Commuted Value for variable annuity payments, We will use the AIR elected by You and the Annuity Unit Value(s) on the date We receive a fully completed request for surrender. To calculate the Commuted Value for fixed dollar payments, We will use an interest rate We determine at Our discretion.

Waiver of Contingent Deferred Sales Charge
We will waive any contingent deferred sales charge applicable to a full or partial surrender if, at the time of the surrender, all of the following conditions are met:

a)	You provide written proof satisfactory to Us that You or the Annuitant were confined for at least 180 consecutive calendar days to:
(1)a hospital recognized as a general hospital by the proper authority of the state in which it is located; or
(2)a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or
(3)a facility certified as a hospital by Medicare; or

(4)	a nursing home licensed by the state in which it is located and which has a registered nurse on duty 24 hours a day; or
(5)a facility certified by Medicare as a long term care facility.

b)	Confinement was at the recommendation of a physician for medically necessary reasons;

c)	Your surrender request is received within 91 days of the last day of confinement;

d)	Neither Contract Owner(s) nor Annuitant were confined at the time the Contract was purchased or enhanced.

We will not waive any contingent deferred sales charge applicable to any premium payments made during confinement.

Payment on Surrender - Deferral of Payment
Payment on any request for surrender will be made as soon as possible and with respect to Contract Values in the Sub-Accounts, within seven days after the written request is received by Us in good order. However, such payment may be subject to postponement:

a)	for any period during which the New York Stock Exchange is closed or during which trading on the New York Stock Exchange is restricted;

b)
for any period during which an emergency exists as a result of which    (i) disposal of the securities held in the Sub-Accounts is not reasonably practicable, or (ii) it is not reasonably practicable for the value of the net assets of the Separate Account to be fairly determined; and

c)
for such other periods as the Securities and Exchange Commission may, by order, permit for the protection of the Contract Owners. The conditions under which trading will be deemed to be restricted or any emergency will be deemed to exist will be determined by rules and regulations of the Securities and Exchange Commission.

DEATH BENEFITS

Death Before the Annuity Commencement Date
We pay a Death Benefit before the Annuity Commencement Date if one of the following conditions is met:
If the Contract Owner dies, and:

a)	the joint Contract Owner is living, the joint Contract Owner will become the Beneficiary. In this case, the rights of the designated Beneficiary are voided.

b)	there is no surviving joint Contract Owner, the designated Beneficiary will be the Beneficiary.

c)	no Beneficiary designation is in effect or the designated Beneficiary has predeceased the Contract Owner, the Contract Owner’s estate shall be the Beneficiary.

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B656R0.FRM

DEATH BENEFITS (Continued)

If the Annuitant dies, and:

a)	is also the sole Contract Owner, the designated Beneficiary will be the Beneficiary.

b)	both the Contract Owner and the Contingent Annuitant are living, the Contingent Annuitant will become the Annuitant. The contract will continue.

c)
the Contract Owner is living, and there is no Contingent Annuitant or the Contingent Annuitant is not living, the Contract Owner will be the Beneficiary. In this case, the rights of the designated Beneficiary are voided.

d)	the contract is owned by a corporation or other entity, the Contract Owner will be the Beneficiary. In this case, the rights of the designated Beneficiary are voided.

Death On or After the Annuity Commencement Date
If provided under the annuity option You select, We pay a Death Benefit after the Annuity Commencement Date to the Beneficiary.

If the Annuitant dies, the Contract Owner will be the Beneficiary, and the rights of the designated Beneficiary are voided. If the Annuitant who is also the Contract Owner dies, the designated Beneficiary will be the Beneficiary.

If the Contract Owner dies, and the Annuitant is living, the designated Beneficiary will become the Contract Owner.

Calculation of the Death Benefit
If a Death Benefit is payable before the Annuity Commencement Date, the Death Benefit payable will be calculated as of the date We receive written notification of Due Proof of Death at the Administrative Office of the Company.

If a Death Benefit is payable after the Annuity Commencement Date, the Death Benefit will be calculated as of the date We receive both written notification of Due Proof of Death and settlement instructions as in the manner described in the settlement option then in effect.

If the calculated Death Benefit exceeds the Contract Value, the difference will be allocated to the Sub-Account(s) in accordance with the last Sub-Account allocation instructions received from the Contract Owner. During the time period between Our receipt of written notification of Due Proof of Death and Our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations.

Death Benefit Before the Annuity Commencement Date
The Death Benefit payable is equal to the greater of:

a)	Surrender Value, or

b)	the greatest Death Benefit payable under any rider or endorsement made part of this contract.

Limitations on the Death Benefit Before the Annuity Commencement Date
The Death Benefit before the Annuity Commencement Date under this contract and any riders or endorsements is limited if the death of one person results in death benefits payable under one or more deferred variable annuity contracts that are issued by Us or Our affiliates, have aggregate premium payments of $5,000,000 or more, and have a provision that limits the amount of payable death benefits.

If You purchase one or more contracts with an initial premium payment of $5,000,000 or more, the aggregate death benefits cannot exceed:

a)	the aggregate premium payments, modified by adjustments for partial surrenders under all applicable contracts and associated riders; or

b)	the aggregate Contract Value plus $1 million.

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B657R0.FRM

DEATH BENEFITS (Continued)

If You purchase one or more contracts with an initial premium payment of less than $5,000,000, but You add premium payments or purchase additional contracts such that premium payments under the contracts aggregate to $5,000,000 or more, the aggregate death benefits cannot exceed:

c)	the aggregate premium payments, modified by adjustments for partial surrenders under all applicable contracts and associated riders; or

d)	the aggregate Contract Value plus $1 million; or

e)	the aggregate Contract Value plus the sum of the death benefits in excess of the aggregate Contract Value payable at the time aggregate premium payments first exceeded $5,000,000.

These limitations are applied to multiple contracts in proportion to the death benefit payable on each contract. Any death benefits limited under Section (e) above are applied to multiple contracts so that the death benefit under each contract does not exceed the death benefit otherwise payable without any limitation under this provision.

For the purposes of this provision, contracts purchased on the same day are considered one contract.

Settlement of the Death Benefit
The Death Benefit may be taken in one sum or under any of the settlement options then being offered by Us subject, however, to the Distribution Requirements below. The Beneficiary may elect any available settlement option, unless the Contract Owner has designated the settlement option for that Beneficiary. The available settlement options include any of the annuity options under this contract or any other options then being offered by Us. If payment is taken in one sum, an interest-bearing draft account ("Safe Haven Account") will be offered and maintained until the entire balance is withdrawn. The Safe Haven Account is part of the General Account. The minimum draft writing amount and remaining balance must be at least equal to the minimum amounts according to Our rules then in effect. If the remaining balance falls below Our minimum amount rules, the Safe Haven Account will terminate and We will pay the remaining balance in one sum.

As of the date of receipt of complete disbursement instructions from the Beneficiary, the amount to be paid or applied to a selected settlement option will be computed. When there is more than one Beneficiary, the amount will be calculated for each Beneficiary's share of the proceeds and paid or applied to a selected settlement option according to and upon each Beneficiary's instructions. If the date of receipt of complete instructions falls on a non-valuation Day, the amount will be computed on the next Valuation Day.

When payment is taken in one sum, payment will be made within 7 days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940.

Distribution Requirements
Subject to the Alternative Election or Spouse Beneficiary provisions below,

a)	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within five years after such death; and

b)
If any Contract Owner dies on or after the Annuity Commencement Date, and before the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of such death.

If the Contract Owner is not an individual, then for purposes of the preceding paragraph a or b, the primary Annuitant will be treated as the Contract Owner.

Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described above is payable to or for the benefit of a designated Beneficiary, and the Beneficiary elects after the Contract Owner’s death to have the benefit distributed over a period that:

a)	does not extend beyond such Beneficiary’s life (or life expectancy); and

b)
does commence within one year of the Contract Owner’s date of death, then for purposes of satisfying the Distribution Requirements above, the benefit will be treated as distributed entirely on the date such periodic distributions begin.

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DEATH BENEFITS (Continued)

Spouse Beneficiary
If the Contract Owner’s spouse becomes a Beneficiary by reason of the Contract Owner’s death and the Annuitant (or Contingent Annuitant, if applicable) is alive, that portion of the contract for which the spouse is the Beneficiary will continue with the spouse as the Contract Owner, unless the spouse elects to be paid a Death Benefit option. This provision will apply only once with respect to this contract.

If the contract continues with the spouse as the Contract Owner, the death benefit will be calculated on receipt of Due Proof of Death. If the Contract Value is less than the calculated death benefit amount, the Contract Value will be increased appropriately.

SETTLEMENT PROVISIONS

Annuity Commencement Date
The Annuity Commencement Date is shown on Page 3. You may change the date by notifying Us prior to the Annuity Commencement Date. This date will not be deferred beyond the Valuation Day immediately following the later of:

a)	the Annuitant’s 90th birthday; or

b)	the end of the tenth Contract Year unless the Contract Owner elects a later Annuity Commencement Date subject to laws and regulations then in effect and Our approval.

If this contract is issued to the trustee of a charitable remainder trust, the Annuity Commencement Date may be deferred to the Annuitant’s 100th birthday.

Election of Annuity Option
You may elect, in writing, without deduction of any contingent deferred sales charge, any one of the annuity options described below (except the seventh option - Annuity Proceeds Settlement Option) or any annuity option then being offered by Us. The annuity option may not be changed on or after the Annuity Commencement Date.

In the absence of an election by You, the Contract Value will be used to calculate an Annuity under the Third Option (Life Annuity with 10 Years Period Certain). Annuity payments will be variable and/or fixed dollar depending on the allocation of Your Accounts at the time annuity payments begin. Variable dollar annuity payments will be based on an assumed investment return according to state law.

Some of the options may not be available if this contract is issued to qualify under Section 401, 403, or 408 of the Internal Revenue Code. The third, fifth and sixth options (Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain, and Payment for a Period Certain) will be available only if the guaranteed payment period is not greater than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under applicable Internal Revenue Service tables.

Election of Annuity Payment Frequency
You may elect the Annuity Payment Frequency. Available Annuity Payment Frequencies include: monthly, quarterly, semi-annual, and annual. In the event that You do not elect a payment frequency, annuity payments will be made monthly. Annuity payments will be made according to the Annuity Payment Frequency selected.

Annuity Calculation Date
The Annuity Calculation Date will be no more than five Valuation Days prior to the Annuity Commencement Date. You may elect a variable annuity, a fixed dollar annuity or a combination fixed dollar and variable annuity. You cannot change this election on or after the Annuity Commencement Date.

If You elect a variable annuity, the Contract Value (less applicable Premium Taxes) is applied pro-rata to Your selected Sub-Account(s). If You elect a fixed dollar annuity, Contract Values will be applied to the General Account.

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SETTLEMENT PROVISIONS (Continued)

Variable Annuity Payments – The contract contains tables indicating the minimum dollar amount of the first monthly payment under the optional forms of annuity for each $1,000 of value of a Sub-Account under the contract. The first monthly payment varies according to the variable annuity payment option selected.

The first annuity payment is computed using the value of the Annuity Units as of the Annuity Calculation Date.

If You elect variable annuity payments, Your election must specify the Assumed Investment Return upon which Your payments are to be based. The available rates are 3%, 5%, and 6%.

The first annuity payment is payable on the Annuity Commencement Date. The remaining Annuity payments are computed and payable as of the same day of the month as the Annuity Commencement Date based on the elected Annuity Payment Frequency.

The amount of the first variable annuity payment is divided by the Annuity Unit value for Your selected Sub-Account(s) as of the Annuity Commencement Date. This number of Annuity Units remains constant for the selected Sub-Account during the annuity payment period. For each subsequent payment the dollar amount of the Variable Annuity payment is determined by multiplying the specified number of Annuity Units by the Annuity Unit value.

If subsequent payment dates fall on a non-Valuation Day (weekend or holiday), the payment will be computed and payable as of the prior Valuation Day. If the day of the month elected does not occur in a given month (29th, 30th, or 31st), the payments will be computed and payable as of the last Valuation Day of the month.

Variable annuity payments under the Sixth Option with periods of 10 years or greater are available at any time and periods of 5 to 10 years are available on or after the second Contract Anniversary.

Fixed Dollar Annuity Payments – A fixed dollar annuity is an annuity with payments that remain level as to dollar amount throughout the payment period. A fixed dollar annuity is available on or after the second Contract Anniversary. If You elect a fixed dollar annuity payment, the payment will be based on current rates.

Combination Fixed Dollar and Variable Annuity Payments - A combination fixed dollar and variable annuity payments is available on or after the second Contract Anniversary.

Minimum Payment
The first payment must be at least equal to the minimum payment amount according to Our rules then in effect. If at any time, payments become less than the minimum payment amount, We have the right to change the payment frequency to meet the minimum payment requirements. If any payment amount is less than the minimum annual payment amount, We may make an alternative arrangement with You.

Annuity Options
FIRST OPTION - Life Annuity - An annuity payable during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. There is no Death Benefit payable to the Beneficiary under this Option.

SECOND OPTION - Life Annuity With a Cash Refund - An annuity payable during the lifetime of the Annuitant. At the death of the Annuitant, any remaining value will be paid to the Beneficiary. The remaining value equals the Contract Value, less Premium Tax, minus the sum of all annuity payments made. This option is only available for fixed dollar annuity payments.

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SETTLEMENT PROVISIONS (Continued)

THIRD OPTION - Life Annuity with Payments for a Period Certain - An annuity payable for a specified number of years and for as long as the Annuitant is living. If at the death of the Annuitant, payments have been made for less than the period selected, the remaining payments will be made to the Beneficiary. The Beneficiary may elect to receive the present value of the remaining payments in one sum. To calculate the present value for fixed dollar annuity payments We will use an interest rate We determine at Our discretion. To calculate the present value of variable annuity payments, We will use the AIR elected by the Contract Owner when this annuity option was selected and the Annuity Unit value on the date of receipt of Due Proof of Death.

FOURTH OPTION - Joint and Last Survivor Life Annuity - An annuity payable during the lifetimes of the Annuitant and the Joint Annuitant and thereafter during the remaining lifetime of the survivor. At the time of electing this annuity option, the Contract Owner may elect reduced payments over the remaining lifetime of the survivor. Payments will cease with the last payment prior to the death of the survivor.

FIFTH OPTION - Joint and Last Survivor Life Annuity with Payments for a Period Certain - An annuity payable for a specified number of years and during the lifetimes of the Annuitant and the Joint Annuitant and thereafter during the remaining lifetime of the survivor. At the time of electing this annuity option, the Contract Owner may elect reduced payments over the remaining lifetime of the survivor. If at the death of the survivor, payments have been made for less than the period selected, the remaining payments will be made to the Beneficiary. The Beneficiary may elect to receive the present value of the remaining payments in one sum. To calculate the present value for fixed dollar annuity payments We will use an interest rate We determine at Our discretion. To calculate the present value of variable annuity payments, We will use the AIR elected by the Contract Owner when this annuity option was selected and the Annuity Unit value on the date of receipt of Due Proof of Death.

SIXTH OPTION - Payment for a Period Certain - An annuity payable for a specified number of years. If at the death of the Annuitant, payments have been made for less than the period selected, the remaining payments will be made to the Beneficiary. The Beneficiary may elect to receive the present value of the remaining payments in one sum. To calculate the present value for fixed dollar annuity payments We will use an interest rate We determine at Our discretion. To calculate the present value of variable annuity payments, we will use the AIR elected by the Contract Owner when this annuity option was selected and the Annuity Unit value on the date of receipt of Due Proof of Death.

SEVENTH OPTION - Annuity Proceeds Settlement Option - Proceeds from the Death Benefit can be left with Us for a period not to exceed five years from the date of the Contract Owner's or the Annuitant’s death prior to the Annuity Commencement Date. The proceeds will remain in the Sub-Account(s) to which they were allocated at the time of death unless the Beneficiary elects to reallocate them. Full or partial withdrawals may be made at any time. In the event of withdrawals, the remaining value will equal the Contract Value of the proceeds left with Us, minus any withdrawals.

ANNUITY TABLES

Description of Tables
The attached tables show the actual first monthly payment for each $1,000 applied to variable annuity payments. Under the First, Second and Third Options, the amount of each payment will depend upon the age and gender of the Annuitant at the time the first payment is due. Under the Fourth and Fifth Options, the amount of the first payment will depend upon the gender of both Annuitants and their ages at the time the first payment is due.

Gender will not be used to determine the amount of the annuity payable if this contract is issued to qualify under certain sections of the Internal Revenue Code. If gender is used to determine the amount of annuity payable, the annuity tables at the end of this contract will provide rates of payment for male Annuitants and female Annuitants.

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B661R0.FRM

ANNUITY TABLES (Continued)

The variable payment annuity tables for the First through Fifth Options are based on the 1983a Individual Annuity Mortality Table projected to the year 2000 using Projection Scale G and the Assumed Investment Return. The table for the Sixth Option is based on an Assumed Investment Return.

The annuity tables for the First through Fifth variable annuity Options are age dependent. For annuity payments beginning after 2000, the amount of the first payment will be based on an age a specified number of years younger than the annuitant’s then-attained age. The age setback is as follows:

Date of First Payment        Age Setback
Prior to 2005    2 year
2005 - 2014    3 years
2015 - 2019    4 years
2020 - 2029    5 years
2030 - 2039    6 years
2040 or later    7 years

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B662R0.FRM

ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 3% ASSUMED INVESTMENT RETURN
Amount of First Monthly Payment For Each $1,000 Applied

The second and subsequent annuity payments under a variable annuity are based on the investment experience of a Separate Account and are not guaranteed as to fixed dollar amount. Payments for any available Annuity Payment Frequency, Period Certain, age, or combination of ages not shown will be quoted upon request.

FIRST AND THIRD OPTIONS - SINGLE LIFE ANNUITIES

	Male Annuitant				Female Annuitant
	Monthly Payments Guaranteed				Monthly Payments Guaranteed
Age	None	120	180	240	None	120	180	240
35 40 45 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 75 80	$3.35 3.54 3.78 4.08 4.15 4.23 4.30 4.38 4.47 4.56 4.66 4.76 4.87 4.98 5.11 5.24 5.38 5.54 5.70 5.87 6.06 6.25 6.46 6.69 8.05 9.97	$3.35 3.53 3.76 4.05 4.12 4.19 4.26 4.34 4.42 4.50 4.59 4.68 4.78 4.89 5.00 5.11 5.23 5.36 5.50 5.63 5.78 5.93 6.08 6.24 7.10 7.97	$3.34 3.52 3.74 4.01 4.07 4.14 4.20 4.27 4.35 4.42 4.50 4.58 4.67 4.76 4.85 4.94 5.04 5.13 5.23 5.34 5.44 5.54 5.64 5.74 6.21 6.56	$3.33 3.50 3.71 3.95 4.01 4.06 4.12 4.18 4.24 4.30 4.37 4.43 4.50 4.56 4.63 4.69 4.76 4.83 4.89 4.95 5.01 5.07 5.12 5.17 5.36 5.47	$3.18 3.33 3.52 3.76 3.81 3.87 3.93 4.00 4.07 4.14 4.22 4.30 4.38 4.47 4.57 4.67 4.78 4.90 5.03 5.16 5.30 5.45 5.62 5.80 6.92 8.57	$3.18 3.33 3.51 3.75 3.80 3.86 3.92 3.98 4.04 4.11 4.19 4.26 4.35 4.43 4.52 4.62 4.72 4.83 4.94 5.06 5.19 5.32 5.46 5.61 6.46 7.45	$3.18 3.32 3.50 3.73 3.78 3.84 3.89 3.95 4.01 4.08 4.15 4.22 4.29 4.37 4.45 4.54 4.63 4.72 4.82 4.92 5.02 5.13 5.24 5.35 5.91 6.39	$3.17 3.31 3.49 3.70 3.75 3.80 3.85 3.91 3.96 4.02 4.08 4.15 4.21 4.28 4.35 4.42 4.49 4.56 4.63 4.70 4.78 4.85 4.92 4.98 5.26 5.42

FOURTH OPTION - JOINT AND LAST SURVIVOR ANNUITY

Age	Age of Female
of
Male	35	40	45	50	55	60	65	70	75	80	85	90
35 40 45 50 55 60 65 70 75 80 85 90	$3.04 3.08 3.11 3.13 3.15 3.16 3.17 3.17 3.18 3.18 3.18 3.18	$3.11 3.16 3.21 3.25 3.27 3.29 3.31 3.32 3.32 3.33 3.33 3.33	$3.16 3.24 3.31 3.37 3.41 3.45 3.47 3.49 3.50 3.51 3.51 3.52	$3.21 3.31 3.41 3.50 3.57 3.63 3.67 3.71 3.73 3.74 3.75 3.75	$3.25 3.37 3.50 3.62 3.74 3.84 3.91 3.97 4.01 4.03 4.05 4.05	$3.28 3.42 3.58 3.74 3.90 4.06 4.19 4.29 4.36 4.40 4.43 4.45	$3.30 3.46 3.64 3.84 4.06 4.28 4.48 4.66 4.79 4.88 4.94 4.98	$3.32 3.49 3.69 3.92 4.19 4.48 4.78 5.07 5.31 5.49 5.62 5.70	$3.33 3.51 3.72 3.98 4.29 4.65 5.06 5.49 5.90 6.24 6.50 6.68	$3.34 3.52 3.74 4.02 4.36 4.78 5.29 5.88 6.49 7.08 7.58 7.96	$3.34 3.53 3.76 4.05 4.41 4.87 5.46 6.18 7.02 7.92 8.78 9.52	$3.35 3.53 3.77 4.06 4.43 4.92 5.56 6.39 7.42 8.63 9.92 11.18

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ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 3% ASSUMED INVESTMENT RETURN
(Continued)

FIFTH OPTION - JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEAR PERIOD CERTAIN

Age	Age of Female
of
Male	35	40	45	50	55	60	65	70	75	80	85	90
35 40 45 50 55 60 65 70 75 80 85 90	$3.04 3.08 3.11 3.13 3.15 3.16 3.17 3.17 3.18 3.18 3.18 3.18	$3.11 3.16 3.21 3.25 3.27 3.29 3.31 3.31 3.32 3.32 3.33 3.33	$3.16 3.24 3.31 3.37 3.41 3.45 3.47 3.49 3.50 3.51 3.51 3.51	$3.21 3.31 3.41 3.50 3.57 3.63 3.67 3.70 3.72 3.73 3.74 3.74	$3.25 3.37 3.50 3.62 3.74 3.83 3.91 3.97 4.00 4.02 4.04 4.04	$3.28 3.42 3.58 3.74 3.90 4.05 4.18 4.28 4.35 4.39 4.41 4.42	$3.30 3.46 3.64 3.84 4.05 4.27 4.48 4.65 4.77 4.86 4.90 4.93	$3.32 3.49 3.69 3.92 4.18 4.47 4.77 5.05 5.27 5.43 5.53 5.58	$3.33 3.51 3.72 3.97 4.28 4.64 5.04 5.45 5.82 6.10 6.30 6.40	$3.34 3.52 3.74 4.01 4.35 4.76 5.24 5.79 6.32 6.79 7.12 7.32	$3.34 3.53 3.75 4.03 4.39 4.83 5.38 6.02 6.71 7.35 7.85 8.16	$3.34 3.53 3.76 4.05 4.40 4.86 5.45 6.16 6.94 7.70 8.33 8.74

SIXTH OPTION - PAYMENTS FOR A PERIOD CERTAIN

No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments
5 6 7 8 9	$17.91 15.14 13.16 11.68 10.53	10 11 12 13 14	$9.61 8.86 8.24 7.71 7.26	15 16 17 18 19	$6.87 6.53 6.23 5.96 5.73	20 21 22 23 24	$5.51 5.32 5.15 4.99 4.84	25 26 27 28 29	$4.71 4.59 4.47 4.37 4.27	30	$4.18

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ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 5% ASSUMED INVESTMENT RETURN
Amount of First Monthly Payment For Each $1,000 Applied
Second and subsequent annuity payments under a variable annuity are based on the investment experience of a Separate Account and are not guaranteed as to fixed dollar amount. Payments for any available Annuity Payment Frequency, Period Certain, age, or combination of ages not shown will be quoted upon request.

FIRST AND THIRD OPTIONS - SINGLE LIFE ANNUITIES

	Male Annuitant					Female Annuitant
	Monthly Payments Guaranteed					Monthly Payments Guaranteed
Age	None	120	180	240	Cash Refund	None	120	180	240	Cash Refund

35	$4.63	$4.62	$4.61	$4.60	$4.60	$4.48	$4.48	$4.47	$4.47	$4.46
40	4.80	4.78	4.77	4.74	4.74	4.60	4.60	4.59	4.58	4.58
45	5.02	4.99	4.96	4.91	4.92	4.77	4.75	4.74	4.72	4.72
50	5.30	5.25	5.20	5.13	5.16	4.98	4.96	4.94	4.90	4.91
51	5.36	5.31	5.26	5.18	5.21	5.03	5.01	4.98	4.94	4.95
52	5.43	5.38	5.31	5.23	5.27	5.08	5.06	5.03	4.99	5.00
53	5.51	5.45	5.37	5.28	5.33	5.14	5.11	5.08	5.03	5.05
54	5.58	5.52	5.44	5.33	5.39	5.20	5.17	5.13	5.08	5.10
55	5.67	5.59	5.50	5.38	5.46	5.26	5.23	5.19	5.13	5.16
56	5.75	5.67	5.57	5.44	5.53	5.33	5.29	5.25	5.18	5.21
57	5.85	5.75	5.64	5.49	5.60	5.40	5.36	5.31	5.24	5.27
58	5.95	5.84	5.72	5.55	5.68	5.48	5.43	5.37	5.29	5.34
59	6.05	5.94	5.80	5.61	5.76	5.56	5.51	5.44	5.35	5.41
60	6.17	6.04	5.88	5.67	5.85	5.65	5.59	5.51	5.41	5.48
61	6.29	6.14	5.96	5.73	5.94	5.74	5.67	5.59	5.47	5.55
62	6.42	6.25	6.05	5.78	6.04	5.84	5.76	5.67	5.53	5.63
63	6.56	6.37	6.14	5.84	6.14	5.95	5.86	5.75	5.59	5.72
64	6.71	6.49	6.23	5.90	6.24	6.06	5.96	5.84	5.66	5.81
65	6.87	6.62	6.32	5.96	6.36	6.18	6.07	5.93	5.72	5.91
66	7.05	6.75	6.41	6.01	6.47	6.31	6.18	6.02	5.79	6.01
67	7.23	6.89	6.51	6.06	6.60	6.46	6.30	6.11	5.85	6.12
68	7.43	7.03	6.60	6.11	6.73	6.61	6.43	6.21	5.92	6.23
69	7.65	7.18	6.69	6.16	6.87	6.77	6.57	6.31	5.98	6.35
70	7.87	7.33	6.79	6.21	7.01	6.95	6.71	6.42	6.04	6.48
75	9.25	8.14	7.21	6.38	7.85	8.08	7.53	6.94	6.29	7.25
80	11.20	8.97	7.53	6.47	8.92	9.75	8.47	7.37	6.43	8.27

FOURTH OPTION - JOINT AND LAST SURVIVOR ANNUITY

Age	Age of Female
of
Male	35	40	45	50	55	60	65	70	75	80	85	90
35 40 45 50 55 60 65 70 75 80 85 90	$4.35 4.38 4.41 4.42 4.44 4.45 4.46 4.47 4.47 4.48 4.48 4.48	$4.40 4.44 4.48 4.51 4.54 4.55 4.57 4.58 4.59 4.59 4.60 4.60	$4.44 4.50 4.56 4.61 4.65 4.68 4.71 4.73 4.74 4.75 4.76 4.76	$4.48 4.56 4.64 4.71 4.78 4.83 4.88 4.91 4.94 4.95 4.96 4.97	$4.52 4.61 4.72 4.82 4.92 5.01 5.09 5.14 5.19 5.21 5.23 5.25	$4.55 4.66 4.79 4.93 5.07 5.21 5.33 5.43 5.51 5.56 5.60 5.62	$4.57 4.70 4.85 5.02 5.21 5.41 5.60 5.78 5.91 6.01 6.08 6.12	$4.59 4.73 4.90 5.10 5.34 5.61 5.89 6.17 6.41 6.60 6.73 6.82	$4.60 4.75 4.94 5.17 5.45 5.78 6.17 6.58 6.98 7.33 7.60 7.79	$4.61 4.77 4.97 5.21 5.53 5.92 6.40 6.97 7.57 8.16 8.66 9.05	$4.62 4.78 4.99 5.25 5.58 6.02 6.58 7.29 8.11 9.00 9.86 10.61	$4.63 4.79 5.00 5.27 5.62 6.08 6.70 7.52 8.53 9.72 11.01 12.27
VA03SXD5    Page 20    Printed in U.S.A.
B665R0.FRM

ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 5% ASSUMED INVESTMENT RETURN
(Continued)

FIFTH OPTION - JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEAR PERIOD CERTAIN

Age	Age of Female
of
Male	35	40	45	50	55	60	65	70	75	80	85	90
35 40 45 50 55 60 65 70 75 80 85 90	$4.35 4.38 4.41 4.42 4.44 4.45 4.46 4.47 4.47 4.47 4.48 4.48	$4.40 4.44 4.48 4.51 4.53 4.55 4.57 4.58 4.59 4.59 4.60 4.60	$4.44 4.50 4.56 4.61 4.65 4.68 4.71 4.73 4.74 4.75 4.75 4.75	$4.48 4.56 4.64 4.71 4.78 4.83 4.88 4.91 4.93 4.95 4.95 4.96	$4.52 4.61 4.72 4.82 4.92 5.01 5.08 5.14 5.18 5.20 5.22 5.23	$4.55 4.66 4.79 4.93 5.07 5.20 5.33 5.42 5.49 5.54 5.57 5.58	$4.57 4.70 4.85 5.02 5.21 5.41 5.60 5.76 5.89 5.97 6.03 6.05	$4.59 4.73 4.90 5.10 5.33 5.60 5.88 6.14 6.36 6.52 6.62 6.68	$4.60 4.75 4.93 5.16 5.44 5.76 6.14 6.52 6.88 7.16 7.35 7.46	$4.61 4.77 4.96 5.20 5.51 5.89 6.35 6.86 7.37 7.82 8.14 8.34	$4.62 4.78 4.98 5.23 5.55 5.97 6.49 7.10 7.75 8.36 8.83 9.13	$4.62 4.78 4.99 5.24 5.58 6.01 6.57 7.24 7.98 8.70 9.29 9.68

SIXTH OPTION - PAYMENTS FOR A PERIOD CERTAIN

No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments
5 6 7 8 9	$18.74 15.99 14.02 12.56 11.42	10 11 12 13 14	$10.51 9.77 9.16 8.64 8.20	15 16 17 18 19	$7.82 7.49 7.20 6.94 6.71	20 21 22 23 24	$6.51 6.33 6.17 6.02 5.88	25 26 27 28 29	$5.76 5.65 5.54 5.45 5.36	30	$5.28

VA03SXD5    Page 21    Printed in U.S.A.
B666R0.FRM

ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 6% ASSUMED INVESTMENT RETURN
Amount of First Monthly Payment For Each $1,000 Applied

Second and subsequent annuity payments under a variable annuity are based on the investment experience of a Separate Account and are not guaranteed as to fixed dollar amount. Payments for any available Annuity Payment Frequency, Period Certain, age, or combination of ages not shown will be quoted upon request.

FIRST AND THIRD OPTIONS - SINGLE LIFE ANNUITIES

	Male Annuitant				Female Annuitant
	Monthly Payments Guaranteed				Monthly Payments Guaranteed
Age	None	120	180	240	None	120	180	240
35 40 45 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 75 80	$5.31 5.46 5.67 5.94 6.00 6.07 6.14 6.22 6.30 6.38 6.47 6.57 6.67 6.78 6.90 7.03 7.17 7.32 7.48 7.66 7.84 8.04 8.25 8.48 9.86 11.81	$5.30 5.45 5.64 5.89 5.94 6.00 6.07 6.14 6.21 6.28 6.36 6.45 6.54 6.64 6.74 6.84 6.96 7.07 7.20 7.33 7.46 7.60 7.74 7.89 8.68 9.47	$5.29 5.43 5.60 5.83 5.88 5.93 5.99 6.05 6.11 6.18 6.24 6.32 6.39 6.47 6.55 6.63 6.71 6.80 6.88 6.97 7.06 7.15 7.24 7.33 7.73 8.04	$5.27 5.40 5.56 5.75 5.80 5.84 5.89 5.94 5.99 6.04 6.09 6.14 6.19 6.25 6.30 6.36 6.41 6.47 6.52 6.57 6.62 6.67 6.71 6.75 6.91 7.00	$5.17 5.28 5.43 5.63 5.67 5.72 5.78 5.84 5.90 5.96 6.03 6.10 6.18 6.27 6.36 6.46 6.56 6.67 6.79 6.92 7.06 7.21 7.37 7.54 8.67 10.35	$5.17 5.27 5.42 5.60 5.65 5.70 5.75 5.80 5.86 5.92 5.98 6.05 6.12 6.20 6.28 6.37 6.46 6.56 6.66 6.77 6.89 7.01 7.14 7.28 8.08 8.99	$5.16 5.26 5.40 5.58 5.62 5.66 5.71 5.76 5.81 5.87 5.92 5.98 6.05 6.12 6.19 6.26 6.34 6.42 6.51 6.59 6.69 6.78 6.88 6.97 7.47 7.89	$5.15 5.25 5.38 5.54 5.58 5.62 5.66 5.70 5.75 5.80 5.85 5.90 5.95 6.01 6.06 6.12 6.18 6.24 6.30 6.36 6.42 6.48 6.54 6.59 6.83 6.96

FOURTH OPTION - JOINT AND LAST SURVIVOR ANNUITY

Age	Age of Female
of
Male	35	40	45	50	55	60	65	70	75	80	85	90
35 40 45 50 55 60 65 70 75 80 85 90	$5.05 5.08 5.10 5.11 5.13 5.14 5.15 5.16 5.16 5.17 5.17 5.17	$5.09 5.13 5.16 5.19 5.21 5.23 5.24 5.26 5.26 5.27 5.27 5.28	$5.13 5.18 5.23 5.27 5.31 5.34 5.36 5.38 5.40 5.41 5.42 5.42	$5.16 5.23 5.30 5.36 5.42 5.48 5.52 5.55 5.58 5.60 5.61 5.61	$5.19 5.28 5.37 5.46 5.55 5.64 5.71 5.77 5.81 5.84 5.86 5.88	$5.22 5.32 5.43 5.56 5.69 5.82 5.94 6.04 6.11 6.17 6.21 6.23	$5.25 5.36 5.49 5.65 5.82 6.01 6.20 6.36 6.50 6.60 6.68 6.72	$5.27 5.39 5.54 5.73 5.95 6.20 6.47 6.74 6.98 7.17 7.31 7.40	$5.28 5.41 5.58 5.80 6.06 6.37 6.75 7.15 7.54 7.89 8.16 8.36	$5.29 5.43 5.61 5.85 6.14 6.52 6.99 7.54 8.13 8.71 9.22 9.62	$5.30 5.45 5.64 5.88 6.20 6.62 7.17 7.86 8.67 9.55 10.41 11.16	$5.30 5.45 5.65 5.91 6.24 6.69 7.30 8.10 9.10 10.28 11.56 12.81

VA03SXD6    Page 22    Printed in U.S.A.
B667R0.FRM

ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 6% ASSUMED INVESTMENT RETURN
(Continued)

FIFTH OPTION - JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEAR PERIOD CERTAIN

Age	Age of Female
of
Male	35	40	45	50	55	60	65	70	75	80	85	90
35 40 45 50 55 60 65 70 75 80 85 90	$5.05 5.08 5.10 5.11 5.13 5.14 5.15 5.16 5.16 5.17 5.17 5.17	$5.09 5.13 5.16 5.19 5.21 5.23 5.24 5.25 5.26 5.27 5.27 5.27	$5.13 5.18 5.23 5.27 5.31 5.34 5.36 5.38 5.40 5.41 5.41 5.41	$5.16 5.23 5.30 5.36 5.42 5.47 5.52 5.55 5.57 5.59 5.60 5.60	$5.19 5.28 5.37 5.46 5.55 5.63 5.71 5.76 5.80 5.83 5.84 5.85	$5.22 5.32 5.43 5.56 5.69 5.82 5.93 6.03 6.10 6.15 6.17 6.19	$5.25 5.36 5.49 5.65 5.82 6.01 6.19 6.35 6.47 6.56 6.62 6.64	$5.26 5.39 5.54 5.72 5.94 6.19 6.46 6.71 6.93 7.09 7.19 7.25	$5.28 5.41 5.58 5.79 6.04 6.36 6.71 7.08 7.43 7.71 7.90 8.01	$5.29 5.43 5.61 5.83 6.12 6.48 6.92 7.42 7.91 8.35 8.67 8.86	$5.30 5.44 5.62 5.86 6.17 6.56 7.07 7.66 8.29 8.88 9.34 9.63	$5.30 5.44 5.63 5.88 6.19 6.61 7.14 7.79 8.51 9.21 9.78 10.16

SIXTH OPTION - PAYMENTS FOR A PERIOD CERTAIN

No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments
5 6 7 8 9	$19.17 16.42 14.46 13.00 11.87	10 11 12 13 14	$10.97 10.24 9.63 9.12 8.69	15 16 17 18 19	$8.31 7.99 7.71 7.46 7.24	20 21 22 23 24	$7.04 6.86 6.70 6.56 6.43	25 26 27 28 29	$6.32 6.21 6.11 6.02 5.94	30	$5.87

VA03SXD6    Page 23    Printed in U.S.A.
B668R0.FRM

ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 3% ASSUMED INVESTMENT RETURN
Amount of First Monthly Payment For Each $1,000 Applied

The second and subsequent annuity payments under a variable annuity are based on the investment experience of a Separate Account and are not guaranteed as to fixed dollar amount. Payments for any available Annuity Payment Frequency, Period Certain, age, or combination of ages not shown will be quoted upon request.

FIRST AND THIRD OPTIONS - SINGLE LIFE ANNUITIES

	Monthly Payments Guaranteed
Age	None	120	180	240
35	$3.27	$3.26	$3.26	$3.25
40 45 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 75 80	3.44 3.65 3.92 3.98 4.05 4.12 4.19 4.27 4.35 4.44 4.53 4.62 4.73 4.84 4.95 5.08 5.21 5.36 5.51 5.67 5.85 6.03 6.23 7.47 9.25	3.43 3.64 3.90 3.96 4.02 4.09 4.16 4.23 4.31 4.39 4.47 4.56 4.66 4.76 4.87 4.98 5.09 5.22 5.35 5.48 5.63 5.77 5.93 6.79 7.72	3.42 3.62 3.87 3.93 3.99 4.05 4.11 4.18 4.25 4.33 4.40 4.48 4.57 4.65 4.74 4.84 4.93 5.03 5.13 5.24 5.34 5.45 5.55 6.07 6.48	3.41 3.60 3.83 3.88 3.93 3.99 4.05 4.11 4.17 4.23 4.29 4.36 4.43 4.49 4.56 4.63 4.70 4.77 4.83 4.90 4.96 5.03 5.08 5.32 5.45

FOURTH OPTION - JOINT AND LAST SURVIVOR ANNUITY

Age of	Age of Second Annuitant
First
Annui-tant	35	40	45	50	55	60	65	70	75	80	85	90

35	$3.05	$3.10	$3.14	$3.18	$3.21	$3.22	$3.24	$3.25	$3.26	$3.26	$3.26	$3.27
40 45 50 55 60 65 70 75 80 85 90	3.10 3.14 3.18 3.21 3.22 3.24 3.25 3.26 3.26 3.26 3.27	3.17 3.23 3.29 3.33 3.36 3.39 3.41 3.42 3.43 3.43 3.43	3.23 3.32 3.40 3.47 3.52 3.56 3.59 3.62 3.63 3.64 3.64	3.29 3.40 3.51 3.61 3.70 3.77 3.82 3.86 3.88 3.90 3.91	3.33 3.47 3.61 3.76 3.89 4.00 4.09 4.16 4.20 4.23 4.25	3.36 3.52 3.70 3.89 4.08 4.25 4.40 4.52 4.60 4.65 4.69	3.39 3.56 3.77 4.00 4.25 4.51 4.75 4.95 5.10 5.21 5.27	3.41 3.59 3.82 4.09 4.40 4.75 5.11 5.44 5.71 5.92 6.05	3.42 3.62 3.86 4.16 4.52 4.95 5.44 5.94 6.41 6.79 7.06	3.43 3.63 3.88 4.20 4.60 5.10 5.71 6.41 7.13 7.79 8.32	3.43 3.64 3.90 4.23 4.65 5.21 5.92 6.79 7.79 8.83 9.76	3.43 3.64 3.91 4.25 4.69 5.27 6.05 7.06 8.32 9.76 11.22

VA03UST3    Page 18    Printed in U.S.A.
B669R0.FRM

ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 3% ASSUMED INVESTMENT RETURN
(Continued)

FIFTH OPTION - JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEAR PERIOD CERTAIN

AGE of	Age of Second Annuitant
First
Annui-tant	35	40	45	50	55	60	65	70	75	80	85	90

35	$3.05	$3.10	$3.14	$3.18	$3.21	$3.22	$3.24	$3.25	$3.26	$3.26	$3.26	$3.26
40 45 50 55 60 65 70 75 80 85 90	3.10 3.14 3.18 3.21 3.22 3.24 3.25 3.26 3.26 3.26 3.26	3.17 3.23 3.29 3.33 3.36 3.39 3.40 3.42 3.42 3.43 3.43	3.23 3.32 3.40 3.47 3.52 3.56 3.59 3.61 3.63 3.63 3.64	3.29 3.40 3.51 3.61 3.70 3.77 3.82 3.85 3.88 3.89 3.90	3.33 3.47 3.61 3.76 3.89 4.00 4.09 4.15 4.19 4.21 4.22	3.36 3.52 3.70 3.89 4.08 4.25 4.40 4.51 4.58 4.62 4.65	3.39 3.56 3.77 4.00 4.25 4.50 4.74 4.93 5.06 5.15 5.19	3.40 3.59 3.82 4.09 4.40 4.74 5.08 5.39 5.63 5.79 5.88	3.42 3.61 3.85 4.15 4.51 4.93 5.39 5.85 6.25 6.52 6.68	3.42 3.63 3.88 4.19 4.58 5.06 5.63 6.25 6.82 7.26 7.53	3.43 3.63 3.89 4.21 4.62 5.15 5.79 6.52 7.26 7.87 8.26	3.43 3.64 3.90 4.22 4.65 5.19 5.88 6.68 7.53 8.26 8.76

SIXTH OPTION - PAYMENTS FOR A PERIOD CERTAIN

No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments
5 6 7 8 9	$17.91 15.14 13.16 11.68 10.53	10 11 12 13 14	$9.61 8.86 8.24 7.71 7.26	15 16 17 18 19	$6.87 6.53 6.23 5.96 5.73	20 21 22 23 24	$5.51 5.32 5.15 4.99 4.84	25 26 27 28 29	$4.71 4.59 4.47 4.37 4.27	30	$4.18

VA03UST3    Page 19    Printed in U.S.A.
B670R0.FRM

ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 5% ASSUMED INVESTMENT RETURN
Amount of First Monthly Payment For Each $1,000 Applied

Second and subsequent annuity payments under a variable annuity are based on the investment experience of a Separate Account and are not guaranteed as to fixed dollar amount. Payments for any available Annuity Payment Frequency, Period Certain, age, or combination of ages not shown will be quoted upon request.

FIRST, SECOND AND THIRD OPTIONS - SINGLE LIFE ANNUITIES

	Monthly Payments Guaranteed
Age	None	120	180	240	Cash Refund

35	$4.56	$4.55	$4.54	$4.53	$4.53
40	4.70	4.69	4.68	4.66	4.66
45	4.89	4.87	4.85	4.82	4.82
50	5.14	5.11	5.07	5.02	5.03
51	5.20	5.16	5.12	5.06	5.08
52	5.26	5.22	5.17	5.11	5.13
53	5.32	5.28	5.23	5.16	5.19
54	5.39	5.34	5.29	5.21	5.25
55	5.46	5.41	5.35	5.26	5.31
56	5.54	5.48	5.41	5.31	5.37
57	5.62	5.56	5.48	5.37	5.44
58	5.71	5.64	5.55	5.43	5.51
59	5.81	5.72	5.62	5.48	5.58
60	5.91	5.81	5.70	5.54	5.66
61	6.01	5.91	5.78	5.60	5.75
62	6.13	6.01	5.86	5.66	5.83
63	6.25	6.11	5.95	5.72	5.93
64	6.38	6.23	6.04	5.79	6.03
65	6.52	6.34	6.13	5.85	6.13
66	6.68	6.47	6.22	5.91	6.24
67	6.84	6.60	6.32	5.97	6.35
68	7.01	6.73	6.41	6.02	6.48
69	7.20	6.88	6.51	6.08	6.61
70	7.40	7.02	6.61	6.13	6.74
75	8.65	7.84	7.08	6.34	7.54
80	10.45	8.73	7.46	6.45	8.59

FOURTH OPTION - JOINT AND LAST SURVIVOR ANNUITY

Age of	Age of Second Annuitant
First
Annui-tant	35	40	45	50	55	60	65	70	75	80	85	90
35 40 45 50 55 60 65 70 75 80 85 90	$4.36 4.40 4.43 4.46 4.48 4.50 4.52 4.53 4.54 4.55 4.55 4.55	$4.40 4.45 4.50 4.54 4.58 4.61 4.64 4.66 4.67 4.68 4.69 4.70	$4.43 4.50 4.57 4.63 4.69 4.74 4.79 4.82 4.84 4.86 4.87 4.88	$4.46 4.54 4.63 4.73 4.81 4.89 4.96 5.02 5.06 5.09 5.11 5.12	$4.48 4.58 4.69 4.81 4.94 5.06 5.17 5.26 5.33 5.38 5.41 5.43	$4.50 4.61 4.74 4.89 5.06 5.23 5.39 5.54 5.66 5.75 5.81 5.85	$4.52 4.64 4.79 4.96 5.17 5.39 5.63 5.86 6.07 6.23 6.34 6.42	$4.53 4.66 4.82 5.02 5.26 5.54 5.86 6.20 6.53 6.81 7.03 7.18	$4.54 4.67 4.84 5.06 5.33 5.66 6.07 6.53 7.02 7.49 7.88 8.17	$4.55 4.68 4.86 5.09 5.38 5.75 6.23 6.81 7.49 8.20 8.87 9.41	$4.55 4.69 4.87 5.11 5.41 5.81 6.34 7.03 7.88 8.87 9.90 10.85	$4.55 4.70 4.88 5.12 5.43 5.85 6.42 7.18 8.17 9.41 10.85 12.30
VA03UST5    Page 20    Printed in U.S.A.
B671R0.FRM

ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 5% ASSUMED INVESTMENT RETURN
(Continued)

FIFTH OPTION - JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEAR PERIOD CERTAIN

Age of	Age of Second Annuitant
First
Annui-tant	35	40	45	50	55	60	65	70	75	80	85	90
35 40 45 50 55 60 65 70 75 80 85 90	$4.36 4.40 4.43 4.46 4.48 4.50 4.52 4.53 4.54 4.55 4.55 4.55	$4.40 4.45 4.50 4.54 4.58 4.61 4.64 4.66 4.67 4.68 4.69 4.69	$4.43 4.50 4.57 4.63 4.69 4.74 4.78 4.82 4.84 4.86 4.87 4.87	$4.46 4.54 4.63 4.73 4.81 4.89 4.96 5.01 5.05 5.08 5.09 5.10	$4.48 4.58 4.69 4.81 4.94 5.06 5.16 5.25 5.32 5.36 5.39 5.40	$4.50 4.61 4.74 4.89 5.06 5.22 5.39 5.53 5.64 5.72 5.77 5.80	$4.52 4.64 4.78 4.96 5.16 5.39 5.62 5.85 6.04 6.18 6.27 6.31	$4.53 4.66 4.82 5.01 5.25 5.53 5.85 6.17 6.47 6.71 6.88 6.97	$4.54 4.67 4.84 5.05 5.32 5.64 6.04 6.47 6.91 7.30 7.57 7.74	$4.55 4.68 4.86 5.08 5.36 5.72 6.18 6.71 7.30 7.85 8.27 8.54	$4.55 4.69 4.87 5.09 5.39 5.77 6.27 6.88 7.57 8.27 8.85 9.23	$4.55 4.69 4.87 5.10 5.40 5.80 6.31 6.97 7.74 8.54 9.23 9.70

SIXTH OPTION - PAYMENTS FOR A PERIOD CERTAIN

No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments
5 6 7 8 9	$18.74 15.99 14.02 12.56 11.42	10 11 12 13 14	$10.51 9.77 9.16 8.64 8.20	15 16 17 18 19	$7.82 7.49 7.20 6.94 6.71	20 21 22 23 24	$6.51 6.33 6.17 6.02 5.88	25 26 27 28 29	$5.76 5.65 5.54 5.45 5.36	30	$5.28

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B672R0.FRM

ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 6% ASSUMED INVESTMENT RETURN
Amount of First Monthly Payment For Each $1,000 Applied

Second and subsequent annuity payments under a variable annuity are based on the investment experience of a Separate Account and are not guaranteed as to fixed dollar amount. Payments for any available Annuity Payment Frequency, Period Certain, age, or combination of ages not shown will be quoted upon request.

FIRST AND THIRD OPTIONS - SINGLE LIFE ANNUITIES

	Monthly Payments Guaranteed
Age	None	120	180	240
35	$5.24	$5.23	$5.23	$5.21
40 45 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 75 80	5.37 5.55 5.78 5.84 5.90 5.96 6.03 6.10 6.17 6.25 6.33 6.43 6.52 6.63 6.74 6.86 6.99 7.13 7.28 7.44 7.62 7.80 8.00 9.25 11.06	5.36 5.53 5.75 5.80 5.85 5.91 5.97 6.03 6.10 6.17 6.25 6.33 6.42 6.51 6.61 6.71 6.82 6.93 7.05 7.18 7.31 7.45 7.59 8.39 9.24	5.35 5.50 5.70 5.75 5.80 5.85 5.91 5.96 6.02 6.09 6.15 6.22 6.30 6.37 6.45 6.53 6.61 6.70 6.79 6.88 6.97 7.07 7.16 7.61 7.97	5.33 5.47 5.65 5.69 5.73 5.78 5.82 5.87 5.92 5.97 6.02 6.08 6.13 6.19 6.25 6.30 6.36 6.42 6.47 6.53 6.58 6.63 6.68 6.88 6.98

FOURTH OPTION - JOINT AND LAST SURVIVOR ANNUITY

Age of	Age of Second Annuitant
First
Annui-tant	35	40	45	50	55	60	65	70	75	80	85	90

35	$5.06	$5.09	$5.12	$5.14	$5.17	$5.19	$5.20	$5.21	$5.22	$5.23	$5.23	$5.24
40 45 50 55 60 65 70 75 80 85 90	5.09 5.12 5.14 5.17 5.19 5.20 5.21 5.22 5.23 5.23 5.24	5.13 5.17 5.21 5.25 5.28 5.31 5.33 5.34 5.35 5.36 5.37	5.17 5.23 5.29 5.35 5.40 5.44 5.47 5.50 5.52 5.53 5.54	5.21 5.29 5.37 5.45 5.53 5.60 5.65 5.69 5.72 5.75 5.76	5.25 5.35 5.45 5.57 5.68 5.78 5.87 5.94 6.00 6.04 6.06	5.28 5.40 5.53 5.68 5.84 6.00 6.14 6.26 6.35 6.42 6.46	5.31 5.44 5.60 5.78 6.00 6.22 6.45 6.65 6.81 6.93 7.01	5.33 5.47 5.65 5.87 6.14 6.45 6.78 7.10 7.38 7.60 7.76	5.34 5.50 5.69 5.94 6.26 6.65 7.10 7.58 8.05 8.44 8.74	5.35 5.52 5.72 6.00 6.35 6.81 7.38 8.05 8.75 9.42 9.97	5.36 5.53 5.75 6.04 6.42 6.93 7.60 8.44 9.42 10.45 11.40	5.37 5.54 5.76 6.06 6.46 7.01 7.76 8.74 9.97 11.40 12.85

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ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 6% ASSUMED INVESTMENT RETURN
(Continued)

FIFTH OPTION - JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEAR PERIOD CERTAIN

Age of	Age of Second Annuitant
First
Annui-tant	35	40	45	50	55	60	65	70	75	80	85	90

35	$5.06	$5.09	$5.12	$5.14	$5.17	$5.18	$5.20	$5.21	$5.22	$5.23	$5.23	$5.23
40 45 50 55 60 65 70 75 80 85 90	5.09 5.12 5.14 5.17 5.18 5.20 5.21 5.22 5.23 5.23 5.23	5.13 5.17 5.21 5.25 5.28 5.30 5.32 5.34 5.35 5.36 5.36	5.17 5.23 5.29 5.35 5.39 5.43 5.47 5.49 5.51 5.52 5.52	5.21 5.29 5.37 5.45 5.53 5.59 5.65 5.69 5.71 5.73 5.74	5.25 5.35 5.45 5.57 5.68 5.78 5.87 5.93 5.98 6.01 6.02	5.28 5.39 5.53 5.68 5.83 5.99 6.13 6.24 6.32 6.37 6.40	5.30 5.43 5.59 5.78 5.99 6.21 6.43 6.62 6.76 6.85 6.90	5.32 5.47 5.65 5.87 6.13 6.43 6.74 7.04 7.28 7.44 7.53	5.34 5.49 5.69 5.93 6.24 6.62 7.04 7.46 7.84 8.12 8.28	5.35 5.51 5.71 5.98 6.32 6.76 7.28 7.84 8.38 8.80 9.06	5.36 5.52 5.73 6.01 6.37 6.85 7.44 8.12 8.80 9.36 9.72	5.36 5.52 5.74 6.02 6.40 6.90 7.53 8.28 9.06 9.72 10.18

SIXTH OPTION - PAYMENTS FOR A PERIOD CERTAIN

No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments
5 6 7 8 9	$19.17 16.42 14.46 13.00 11.87	10 11 12 13 14	$10.97 10.24 9.63 9.12 8.69	15 16 17 18 19	$8.31 7.99 7.71 7.46 7.24	20 21 22 23 24	$7.04 6.86 6.70 6.56 6.43	25 26 27 28 29	$6.32 6.21 6.11 6.02 5.94	30	$5.87

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B674R0.FRM

INDIVIDUAL FLEXIBLE PREMIUM
VARIABLE ANNUITY CONTRACT

HARTFORD LIFE INSURANCE COMPANY
P.O. Box 2999
Hartford, Connecticut 06104-2999

Administrative Office:
Attn: Investment Product Services
P.O. Box 5085
Hartford, CT 06102-5085

HL-VA03    Printed in U.S.A.
B646R0.FRM

FIXED ACCOUNT RIDER

This rider is issued as part of the contract to which it is attached. The effective date is when this rider is issued and made part of the contract. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the contract.

This rider adds the Fixed Account to Your Contract.

The following definitions under the Definition of Certain Terms are modified as follows:

Account – Any of the Sub-Account(s) or the Fixed Account(s).

The following definitions are added to the Definition of Certain Terms:

Fixed Account – Part of Our General Account to which all or a part of the Contract Value may be allocated. In Our sole discretion, We may restrict Your ability to allocate Contract Value or make premium payments to the Fixed Account at any time. We may close the Fixed Account to subsequent payments or any transfers of Contract Value from the Sub-Account(s) to the Fixed Account. We may also make the Fixed Account available only through enrollment in one or more Programs that We establish. Any transfers, deductions or surrenders from the Fixed Account(s) will be accounted for on a first in, first out basis.

Fixed Account Interest Rate – A rate, determined by Us, not less than 1.5%. We will determine the Fixed Account Interest Rate such that your Surrender Value will be at least 87.5% of your fixed account premium, less any applicable annual maintenance fees, taxes and surrenders, accumulated at Your policy’s nonforfeiture factors.

Your policy’s nonforfeiture factors are annual compound interest factors, determined for each calendar year, that equal the interest rates defined below, but not less than 1% nor more than 3%:

The average of the five-year Constant Maturity Treasury rates reported by the Federal Reserve for the month of October in the prior calendar year, reduced by 125 basis points and rounded to the nearest 1/20th of one percent

Fixed Account Value - We will determine the value of the Fixed Account by crediting interest daily at the effective annual Fixed Account Interest Rate.

The Transfers Between Accounts Provisions is modified to add the following provision:

Transfers Between the Fixed Account and the Sub-Account(s)
The maximum amount transferable from the Fixed Account during the Contract Year is the greater of:

a)	30% of the Fixed Account value as of the last Contract Anniversary, or

b)	the largest sum of your prior transfers from the Fixed Account in any one Contract Year.

These limitations also apply to systematic transfers from the Fixed Account, except for certain Programs specified by Us.

However, if the interest rate is renewed at a rate equal to the previous rate less one percent or more, You may transfer a dollar amount up to 100% of the Fixed Account dollar value receiving that reduced rate within 60 days of notification of the interest rate decrease.

Transfers may not be made from any Sub-Account(s) into the Fixed Account for the six-month period following the most recent transfer from the Fixed Account into any Sub-Account(s).

We may defer any transfers or surrenders from the Fixed Account for up to six months from the date of request.

The first paragraph of the Net Premium Payments provision under the Valuation Provisions is replaced as follows:

Net Premium Payments
The net premium payment is equal to the premium payment minus any applicable Premium Taxes We may deduct. The net premium payment, plus any credited Payment Enhancement(s) if Your contract provides for Payment Enhancement(s), is applied to purchase Fixed Account values or Sub-Account Accumulation Units with respect to the Sub-Account(s) that You have selected.

The Annual Maintenance Fee provision under the Valuation Provisions is rewritten in its entirety to read as follows:

Annual Maintenance Fee
During each year that this contract is in force prior to the Annuity Commencement Date, the Annual Maintenance Fee, if applicable, will be deducted on the Contract Anniversary and upon full surrender of the contract. The fee will be charged against the Contract Value by reducing the Fixed Account value, and with respect to the Sub- Accounts, the number of Accumulation Units held as of that date. The fee will be charged on a pro-rata basis with respect to each active Account. The number of Accumulation Units deducted from each Sub-Account is determined by dividing the pro-rata portion of the Annual Maintenance Fee by the value of an Accumulation Unit for the applicable Sub-Account.

The Payment on Surrender – Deferral of Payment provision under the Surrender Provisions is modified to include the following paragraph at the end of the provision:

We may defer payment of any amounts from the Fixed Account for up to six months from the date of the request to surrender. If We defer payment for more than 30 days, We will pay interest per annum of at least the statutory required minimum interest rate then in effect on the amount deferred.

Signed for Hartford Life Insurance Company

Hartford Life Insurance Company 200 Hopmeadow Street
Simsbury, CT 06089

PERSONAL PENSION ACCOUNT ANNUITY RIDER ENDORSEMENT

This endorsement is issued as part of the contract to which it is attached (the “Contract”). This endorsement is effective on the date it is issued to You. Except where this endorsement provides otherwise, it is subject to all of the conditions and limitations of the Contract and the Personal Pension Account Annuity Rider. In the event of a conflict between the terms of this endorsement, the Personal Pension Account Annuity Rider and the Contract, the provisions of this endorsement shall prevail.

This endorsement modifies the Contract and the Personal Pension Account Annuity Rider. All Personal Pension Account Payouts will be paid under the Annuity Payout Option as specified in writing by You when the initial Contribution is made into Your Personal Pension Account. The Annuity Payout Option chosen by You may not be changed, unless approved by Us.

1.The following terms amend or supplement the Definition of Certain Terms of the Contract and the Personal Pension Account Annuity Rider:

Joint Annuitant - Upon annuitization or a Personal Pension Account Payout Start Date, as the case may be, a person other than the Annuitant on whose continuation of life annuity payments and/or Personal Pension Account Payouts may be made.

Premium Tax - The amount of tax, if any, We are charged by a federal, state, or other governmental entity on Deposits or any portion of the Total Balance that annuitizes. If subject to a Premium Tax, We may deduct the tax at the time We pay the tax to the applicable taxing authorities, at the time this Contract is surrendered, on each or any Personal Pension Account Payout Start Date and/or on the Annuity Commencement Date. If We deduct the tax after Your Deposits have been applied to the Accounts or Personal Pension Account, the tax will be deducted from such account(s) on a pro-rata basis.

Target Income Age – The year when Personal Pension Account Payouts are expected to begin. The Target Income Age varies based on whether the Second or Eighth Option was chosen as specified (i) in the Application or (ii) if later, in writing by You on the Valuation Day when the initial Contribution is made into Your Personal Pension Account. For the Second Option, the Target Income Age is determined based on the age of the Annuitant as of the Valuation Day when the initial Personal Pension Account Contribution is made and may not be later than [twenty] years from the Annuitant’s age as of the Valuation Day when the initial Personal Pension Account Contribution is made or the Annuitant’s [80th] birthday, whichever shall first occur. For the Eighth Option, the Target Income Age is determined based on the age of the oldest Annuitant as of the Valuation Day when the initial Personal Pension Account Contribution is made and may not be later than [twenty] years from the oldest Annuitant’s age as of the Valuation Day when the initial Personal Pension Account Contribution is made or the oldest Annuitant’s [80th] birthday, whichever shall first occur. We may reset Your Target Income Age to provide You with the maximum available Guarantee Window if You fail to do so.

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2.	The Annuity Options under Settlement Provisions of the Contract is amended to add the following:

EIGHTH OPTION – Joint and Last Survivor Life Annuity With a Cash Refund - Prior to the Annuity Commencement Date, this is an Annuity which provides for Personal Pension Account Payouts for as long as the Owner, Annuitant and the Joint Annuitant are alive based on [100%] of the applicable scheduled Payout Purchase Rate(s). The previously established Guarantee Window, Payout Purchase Rate(s), and Credited Interest Rate(s) will continue to apply for the duration of the Personal Pension Account Annuity Rider following the first death of the Owner, Annuitant or the Joint Annuitant. Personal Pension Account Payouts will cease with the death of the remaining survivor and any remaining Benefit Balance will be paid to the Beneficiary.

On or after the Annuity Commencement Date, this is an Annuity which provides for Personal Pension Account Payouts for as long as the Annuitant or Joint Annuitant is alive based on [100%] of the applicable scheduled Payout Purchase Rate(s). Personal Pension Account Payouts will cease with the death of the remaining survivor and any remaining Benefit Balance will be paid to the Beneficiary.

You must irrevocably designate a Joint Annuitant when electing this option. The Joint Annuitant must be the Annuitant’s spouse (as defined in the Code). The Joint Annuitant must also be the sole Beneficiary, an Owner or Contingent Annuitant.

By electing this option, You will also be deemed to have elected spousal contract continuation not later than the first death of the Owner, Annuitant or Joint Annuitant.

This option is only available for fixed dollar Personal Pension Account Payouts and may not be combined with the Second Option – Life Annuity with Cash Refund.

You may make a one time election to convert to the Second Option upon completion of divorce proceedings provided that You become the sole, remaining Owner and Personal Pension Account Payouts have not commenced. The Target Income Age will be reset depending on whether it was initially established based on Your age or the age of Your Spouse. Credited Interest Rates and Payout Purchase Rates will also be reset based on the remaining Owner’s age and gender as of the date of conversion.

3.The Death Benefit Before the Annuity Commencement Date provision of the Contract, as amended by Article I, section 13 of the Personal Pension Account Annuity Rider, is deleted and replaced with the following:

Death Benefit Before the Annuity Commencement Date (Second Option Only)
The Death Benefit payable is equal to the greater of the:

a)	Total Balance; or

b)
The greatest Death Benefit payable under the Personal Pension Account Annuity Rider, as amended by this endorsement, and any other rider or endorsement then made part of this Contract as specified by Us.

Payment of the Death Benefit will be subject to the restrictions contained in the “Distribution Requirements” section of the Contract.

4.The first sentence under the Contributions to Your Personal Pension Account provision appearing in Article II of the Personal Pension Account Annuity Rider is deleted and replaced with the following:

You may make subsequent Contributions until the earlier of:

a)	Your Annuity Commencement Date (even if Personal Pension Account Payouts have begun);

b)	Notification to Us of the death of the relevant Owner, Annuitant or Joint Annuitant, if applicable, pursuant to the applicable Annuity Payout Option; or

c)	The Valuation Day the Contract terminates.

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V0C879.FRM
5.The following sentence is added to the conclusion of the second paragraph of Electing to Receive Personal Pension Account Payouts provision appearing in Article II, section 2 of the Personal Pension Account Annuity Rider:
The age of the Annuitant’s spouse in relation to the Annuitant will be used when establishing Payout Purchase Rates applicable during a Guarantee Window and as of each Personal Pension Account Payout Start Date for the purposes of the Eighth Option.

6.The fourth paragraph of Electing to Receive Personal Pension Account Payouts provision appearing in Article II, section 2 of the Personal Pension Account Annuity Rider is deleted.

7.The following provisions are added to the conclusion of the Death Benefit provision appearing in Article II, Section 4 of the Personal Pension Account Annuity Rider:

i)	Second Option.

a.
Before the Annuity Commencement Date. Personal Pension Account Payouts will terminate on the Valuation Day when We are notified of the death of any of the following contract parties: Owner, any joint Owner or Annuitant; whereupon the Death Benefit shall become due and payable. Your Benefit Balance may then be converted into Contract Value and transferred to the Money Market Fund or paid as a lump sum without commutation. Unless We agree otherwise, Contract Value may not be reallocated back into the Personal Pension Account.

If the Contract is eligible to continue with the spouse as the Owner, and the Annuitant is still alive, the Benefit Balance may remain in the Personal Pension Account and no Death Benefit shall be payable until We are notified of the death of such spouse. The previously established Guarantee Window, Payout Purchase Rates, and Credited Interest Rates will then continue to apply. Alternatively, the spouse may elect to transfer the Benefit Balance to the Money Market Fund.

If the Contract is eligible to continue with the spouse as the Owner, and the surviving spouse has replaced the deceased Annuitant, the Benefit Balance will be converted into Contract Value and transferred to the Money Market Fund.

Commutation shall not apply to the conversion of Benefit Balance into Contract Value and transfer to the Money Market Fund following the death of the Owner, joint Owner or Annuitant.

b.
After the Annuity Commencement Date. Personal Pension Account Payouts will terminate on the Valuation Day when We are notified of the death of the Annuitant. The Death Benefit payable shall equal Your Benefit Balance as of such Valuation Day and any additional Death Benefit payable under any settlement option made part of this Contract as specified by Us.

ii)	Eighth Option.

a.
Before the Annuity Commencement Date. The Personal Pension Account Death Benefit shall become due and payable on the Valuation Day when We are notified that the Owner, Annuitant and Joint Annuitant have all become deceased. No Death Benefit shall therefore be payable upon the first death of the Owner, Annuitant or Joint Annuitant. Your Personal Pension Account Payouts, Guarantee Window, Payout Purchase Rates, and Credited Interest Rates will then continue to apply until the Death Benefit becomes payable. The Death Benefit will be the greater of (x) the Total Balance as of the Valuation Day when We are notified that the Owner, Annuitant and Joint Annuitant have all become deceased, or (y) the greatest Death Benefit payable under the Personal Pension Account Annuity Rider, as amended by this endorsement, and any other rider or endorsement then made part of this Contract as specified by Us. Payment of the Death Benefit will be subject to the restrictions contained in the “Distribution Requirements” section of the Contract.

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Alternatively, You may notify Us In Writing following the first death of the Owner, Annuitant or Joint Annuitant that You desire to rescind and irrevocably waive spousal contract continuation rights and receive the Death Benefit payable under any settlement option made part of this Contract as specified by Us. The Death Benefit shall equal the greater of (x) Total Balance, or (y) the greatest Death Benefit payable under the Personal Pension Account Annuity Rider, as amended by this endorsement, and any other rider or endorsement then made part of this Contract as specified by Us. Total Balance shall be reduced to reflect Personal Pension Account Payouts received between the first death and the payment of the Death Benefit. Payment of the Death Benefit will be subject to the restrictions contained in the “Distribution Requirements” section of the Contract.

b.
After the Annuity Commencement Valuation Day. The Death Benefit payable shall equal Your Benefit Balance as of the Valuation Day We are notified of the death of both the Annuitant and Joint Annuitant and any additional Death Benefit payable under any settlement option made part of this Contract as specified by Us.

8.	The Table of Minimum Guaranteed Payout Purchase Rates is amended to include the following additional table with respect to the Eighth Option only:

Joint and Last Survivor with Cash Refund Annuity Option
(Minimum monthly income payment for $1,000 of premium)
Rates Do Not Reflect Any Age Setback
Age of Male Annuitant at Commencement	Age of Female/Joint Annuitant at Commencement
	35	40	45	50	55	60	65	70	75	80	85
35	$2.18	$2.22	$2.26	$2.29	$2.30	$2.31	$2.32	$2.32	$2.32	$2.31	$2.31
40	$2.21	$2.27	$2.33	$2.38	$2.42	$2.44	$2.45	$2.45	$2.45	$2.45	$2.44
45	$2.24	$2.32	$2.41	$2.49	$2.56	$2.60	$2.62	$2.63	$2.63	$2.62	$2.62
50	$2.27	$2.36	$2.48	$2.60	$2.70	$2.78	$2.83	$2.85	$2.85	$2.85	$2.85
55	$2.28	$2.39	$2.53	$2.68	$2.83	$2.96	$3.05	$3.11	$3.13	$3.13	$3.12
60	$2.29	$2.40	$2.56	$2.74	$2.93	$3.12	$3.28	$3.40	$3.45	$3.47	$3.47
65	$2.29	$2.41	$2.57	$2.77	$3.00	$3.24	$3.49	$3.70	$3.83	$3.89	$3.90
70	$2.29	$2.41	$2.57	$2.78	$3.03	$3.32	$3.64	$3.96	$4.22	$4.37	$4.43
75	$2.29	$2.41	$2.57	$2.78	$3.03	$3.35	$3.72	$4.15	$4.56	$4.89	$5.07
80	$2.29	$2.41	$2.57	$2.78	$3.03	$3.35	$3.76	$4.24	$4.80	$5.34	$5.74
85	$2.29	$2.41	$2.57	$2.77	$3.03	$3.35	$3.76	$4.28	$4.92	$5.65	$6.34

* Setback Age - The Minimum Guaranteed Payout Purchase Rates are age dependent. The amount of the payment will be based on the age of the Annuitant and Joint Annuitant, less the age set-back period that is a specified number of years younger than the Annuitant's and Joint Annuitant’s attained age. The factors will utilize a 10 year set-back to determine the revised age. Payments for any available annuity payment frequency, age, or combination of ages not shown will be quoted upon request.

Except as hereinabove and hereinbefore modified, all other terms and conditions of the Contract and the Personal Pension Account Annuity Rider shall be and remain in full force and effect.

Signed for Hartford Life Insurance Company [
]
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V0C881.FRM

Hartford Life Insurance Company 200 Hopmeadow Street
Simsbury, CT 06089

ENHANCED RETURN OF PREMIUM DEATH BENEFIT RIDER

This rider is issued as part of the Contract to which it is attached, and is effective on the date it is issued to You. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the Contract and the guaranteed minimum withdrawal benefit rider that is issued with this rider and attached to the Contract

This rider provides a Guaranteed Minimum Death Benefit (DB) that replaces the standard death benefit provided in the Contract. The determination of the DB and how it can change are described in the other sections of this rider.

DEFINITIONS

Initial capitalized terms used that are not defined in this rider shall have the same meaning as those in Your Contract.

Base Return of Premium - If this rider is effective on the Contract Issue Date, this amount equals the Premium Payments adjusted for Partial Surrenders and Transfers to Other Account(s), as described in this rider. If this rider is effective after the Contract Issue Date, this amount equals Your Contract Value on the effective date, plus subsequent Premium Payments, adjusted for Partial Surrenders and Transfers to Other Account(s), as described in this rider.

Contract Value (CV) - The total value of the Sub-Account(s) and Fixed Account, if applicable.

Enhanced Return of Premium - If this rider is effective on the Contract Issue Date, this amount equals the Premium Payments adjusted for Partial Surrenders prior to the Lifetime Income Eligibility Date, Partial Surrenders in excess of the Lifetime Benefit Payment after the Lifetime Income Eligibility Date, and Transfers to Other Account(s), as described in this rider. If this rider is effective after the Contract Issue Date, this amount equals Your Contract Value on the effective date, plus subsequent Premium Payments, adjusted for Partial Surrenders prior to the Lifetime Income Eligibility Date, Partial Surrenders in excess of the Lifetime Benefit Payment after the Lifetime Income Eligibility Date, and Transfers to Other Account(s), as described in this rider.

Lifetime Benefit Payment (LBP) - An amount available on a Contract Year basis after the Lifetime Income Eligibility Date as described in the guaranteed minimum withdrawal benefit rider that is issued with this rider and attached to the Contract.

Lifetime Income Eligibility Date - The Valuation Day when the oldest Covered Life has an attained age of [59 1/2] as described in the guaranteed minimum withdrawal benefit rider that is issued with this rider and attached to the Contract.

Other Account(s) - Any investment vehicle(s) offered and authorized by Us that We designate by rider from time to time. This excludes the Sub-Account(s) and Fixed Account, if applicable.

Partial Surrender - A withdrawal of a portion of the Contract Value which may be subject to charges, if applicable.

Premium Payment - The total amount of the initial and subsequent Premium Payments deposited into the Sub-Account(s) and Fixed Account, if applicable, including transfers from Other Account(s). Our approval is required for any subsequent Premium Payment received after the first [12] months, excluding transfers from Other Account(s).

Threshold Payment - An amount available on a Contract Year basis prior to the Lifetime Income Eligibility Date as described in the guaranteed minimum withdrawal benefit rider that is attached to this Contract.

Transfer Limit - An amount used to determine the change in the DB following a Transfer to Other Account(s) in any Contract Year. The Transfer Limit set on each Contract Anniversary will equal [5%] of the Premium Payment(s). The Transfer Limit may also be reset on Spousal Continuation and Ownership Changes.
The following replaces the “Death Benefit Before the Annuity Commencement Date” section of Your Contract:

The DB before the Annuity Commencement Date and upon Our receipt of Due Proof of Death is equal to the greater of the amounts determined in a), b), or c) below:

a)	Enhanced Return of Premium , or

b)	Base Return of Premium, or

c)	The Contract Value, minus the Premium Based Charge, if applicable.

Enhanced Return of Premium Step-Up
Upon the earliest of events (a) or (b), as described below, that occurs during the term of the Contract, Enhanced Return of Premium will equal the greater of the Enhanced Return of Premium or Contract Value immediately prior to the Partial Surrender or Transfer. A Step-up will apply only once during the term of the Contract.

a)	first Partial Surrender; or

b)	first Transfer to Other Account(s) that causes the cumulative Transfers to Other Account(s) in a Contract Year to exceed the Transfer Limit.

When a Partial Surrender is made:

Base Return of Premium:

For any Partial Surrender(s), We will reduce the Base Return of Premium by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

Enhanced Return of Premium:

1.	Prior to the Lifetime Income Eligibility Date:

a)	For cumulative Partial Surrenders during each Contract Year that are equal to or less than the Threshold Payment, Your Enhanced Return of Premium will be reduced on a dollar-for-dollar basis.

b)
For any Partial Surrender that first causes cumulative Partial Surrenders during the Contract Year to exceed the Threshold Payment, the adjustment is the dollar amount of the Partial Surrender that does not exceed the Threshold Payment. For the portion of the Partial Surrender that exceeds the Threshold Payment, We will reduce Your Enhanced Return of Premium by the following factor:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender during the Contract Year in excess of the Threshold Payment;
B = Contract Value immediately prior to the Partial Surrender; and
C = The Threshold Payment, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

c)
For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the Threshold Payment, We will reduce Your Enhanced Return of Premium by the following factor:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

d)	Any remaining available Threshold Payment during a Contract Year may not be carried over to future Contract Years.

2.	After the Lifetime Income Eligibility Date:

a)	For cumulative Partial Surrenders during each Contract Year that are equal to or less than the Lifetime Benefit Payment, Your Enhanced Return of Premium will not be reduced.

b)
For cumulative Partial Surrenders during the Contract Year that exceed the Lifetime Benefit Payment that were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) requirements imposed by federal law, Your Enhanced Return of Premium will not be reduced.

c)
For any Partial Surrender that first causes the cumulative Partial Surrenders in a Contract Year to exceed the Lifetime Benefit Payment, and the RMD exception above does not apply, We will reduce Your Enhanced Return of Premium by the following factor with respect to that portion of Your Partial Surrender that exceeds the current Lifetime Benefit Payment:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the current Lifetime Benefit Payment;
B = Contract Value immediately prior to the Partial Surrender(s); and
C = The current Lifetime Benefit Payment, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

d)
For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the current Lifetime Benefit Payment, We will reduce Your Enhanced Return of Premium by the following factor:

1 - (A/B) where:
A = The amount of the Partial Surrender(s); and
B = Contract Value immediately prior to the Partial Surrender(s).

e)	Any remaining available Lifetime Benefit Payment during a Contract Year may not be carried over to future Contract Years.

When a Transfer to Other Account(s) is made:

1.
For cumulative Transfer(s) to Other Account(s) in a Contract Year that are equal to or less than the Transfer Limit, Your Enhanced Return of Premium and Your Base Return of Premium will be reduced on a dollar-for-dollar basis.

2.
For any Transfer to Other Account(s) that first causes the cumulative Transfers to Other Account(s) in a Contract Year to exceed the Transfer Limit, the adjustment is the dollar amount of the Transfer to Other Account(s) that does not exceed the Transfer Limit. For the portion of the Transfer to Other Account(s) that exceeds the Transfer Limit, We will reduce Your Enhanced Return of Premium and Your Base Return of Premium by the following factor:

1 - (A/(B-C)) where:
A = The amount of the Transfer(s) to Other Account(s) during the Contract Year in excess of the Transfer Limit;
B = Contract Value immediately prior to the Transfer to Other Account(s); and
C = The Transfer Limit, less any prior Transfer(s) to Other Account(s) during the Contract Year. If C results in a negative number, C becomes zero.

1. For any additional Transfer(s) to Other Account(s) in a Contract Year, where the sum of all prior Transfer(s) to Other Account(s) exceed the Transfer Limit, We will reduce Your Enhanced Return of Premium and Your Base Return of Premium by the following factor:

1 - (A/B) where:
A = The amount of the Transfer to Other Account(s); and
B = Contract Value immediately prior to the Transfer to Other Account(s).

4. Any remaining available Transfer Limit during a Contract Year may not be carried over to future Contract Years.

SPOUSAL CONTINUATION

If the spouse continues the Contract under the "Spouse Beneficiary" provision of the Contract, if eligible, We will increase the Contract Value to the greater of Base Return of Premium, or Enhanced Return of Premium as of the Valuation Day We receive Due Proof of Death according to the future contribution allocation then in effect. The surviving spouse becomes the new Contract Owner on the effective Valuation Day of the Spousal Continuation. This right may be exercised only once during the term of the Contract.

The following are the effects of an Ownership Change due to Spousal Continuation:

1.	If the age of the new Owner is less than or equal to age [70] at the time of the Spousal Continuation, then either a) or b) will apply as follows:

a)
If this rider is not currently available for sale We will terminate this rider and the DB thereafter will be equal to the Contract Value. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter; or

b)
If this rider is currently available for sale, We will continue the then existing rider at the Rider Charge that is then currently being assessed for new sales of the rider. The Base Return of Premium and Enhanced Return of Premium components, for purposes of this rider, will be recalculated to equal the Contract Value on the effective Valuation Day of the Spousal Continuation. Any Premium Payments or Partial Surrenders and Transfers to Other Account(s) after this Valuation Day will adjust the Enhanced Return of Premium and Base Return of Premium according to the rider rules.

2.
If the age of the new owner is greater than age [70] on the effective Valuation Day of the Spousal Continuation, We will terminate this rider and the DB thereafter will be equal to the Contract Value. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter.

OWNERSHIP CHANGE

Any Contract change before the Annuity Commencement Date which causes a change in the ownership may result in the recalculation of the benefits provided under this rider.

The following are the effects of a change in ownership:

If the age of the oldest new Owner(s) after the Ownership Change is less than or equal to the issue age limitation of the rider in effect at the time of the Ownership Change, the below options apply as follows:

1.	Ownership Changes within the first [6] months from the Contract Issue Date will not cause a recalculation of the benefits under this rider.

2.	Ownership Changes after the first [6] months from the Contract Issue Date will cause a recalculation of the benefits under either a) or b):

a)
If this rider is not currently available for sale, We will terminate this rider and the DB thereafter will be equal to the Contract Value. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter; or

b)
If this rider is currently available for sale, We will continue the then existing rider at the Rider Charge that is currently being assessed for new sales of the rider (or the last declared maximum Rider Charge, if higher). The Enhanced Return of Premium will be recalculated to equal the lesser of the Contract Value or the Enhanced Return of Premium on the effective Valuation Day of the Ownership Change. The Base Return of Premium will be recalculated to equal the lesser of the Contract Value or the Base Return of Premium on the effective Valuation Day of the Ownership Change. Any Premium Payments, Transfers to Other Account(s), or Partial Surrenders after this Valuation Day will adjust the Enhanced Return of Premium and Base Return of Premium according to the rider rules.

3.
We reserve the right to apply Investment Restrictions then in effect in the case of an Ownership Change after [6] months from the rider effective date. Such restriction may also require that You reallocate Sub- account(s) or Fixed Account, if available, in accordance with then prevailing Investment Restrictions.

If the age of the oldest new Owner(s) after the Ownership Change is greater than the issue age limitation of the rider in effect at the time of the Ownership Change, We will terminate this rider. The DB thereafter will be equal to the Contract Value. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter.

INVESTMENT RESTRICTIONS

1.
On the rider effective date, We may impose an Investment Restriction that limits the Sub-Account(s) and/or Fixed Account that You may invest in and the amount that You may allocate to each Sub-Account(s) and/or Fixed Account. You may choose to satisfy the described Investment Restriction by creating Your own custom asset allocation model or You may also choose to invest in any predetermined asset allocation models, investment programs, fund of funds Sub-Account(s), or other investment option(s) approved by Us provided that You comply with allocation restrictions that We apply from time to time.

If on any Valuation Day, due to performance of the selected Sub-Accounts, the Contract Value is no longer within the allocation of the selected investment options, We will not terminate the rider. Instead, Your Contract Value will be re-balanced [monthly] in accordance with a pre-approved asset rebalancing program to meet then applicable Investment Restrictions. All subsequent Premium Payments must also be invested according to these Investment Restrictions.

2.
We may change these predetermined asset allocation models, investment programs, Sub-Account(s), fund of funds Sub-Account(s), investment classifications or other investment option(s) from time to time, on or after the rider effective date. Should We make this change, any transfers required to reallocate the Contract Value will not be used by Us in determining the number of transfers allowed during a Contract Year. You must reinvest your Contract Value in accordance with Our updated Investment Restrictions and requirements.

3.
If these Investment Restrictions are violated and not corrected, We will terminate this rider, the DB thereafter will be equal to the Contract Value and a Rider Charge will be assessed. The Rider Charge will be prorated for the portion of the Contract Year the rider was active. Upon reinstatement of Your rider following a corrected violation of these Investment Restrictions, Your DB will be reset at the lower of the DB prior to the termination or the Contract Value as of the Valuation Day of the reinstatement. Any Premium Payments or Partial Surrenders after this Valuation Day will adjust the DB according to the rider rules. We will deduct a prorated Rider Charge on Your Contract Anniversary following the reinstatement for the time period between the Valuation Day of the reinstatement and Your first Contract Anniversary following such reinstatement.

MINIMUM AMOUNT RULE

Prior to the Annuity Commencement Date, if
(A)    on any Contract Anniversary Your Contract Value, due to investment performance, is reduced below an amount equal to the greater of either (i) the Contract minimum rule stated under Your Contract or (ii) one of Your Lifetime Benefit Payments or such lower amount as We, in Our discretion, may establish; or

(B)    on any Valuation Day, as a result of a Partial Surrender, Your Contract Value is reduced below (x) an amount equal to the greater of the Contract minimum rule stated under Your Contract or (y) one of Your Lifetime Benefit Payments or such lower amount as We, in Our discretion, may establish, the Enhanced Return of Premium value will equal zero. The Base Return of Premium value will not change.

POST ISSUE ELECTION
If the rider effective date is after the Contract Issue Date, the period between the rider effective date and Your next Contract Anniversary will constitute a Contract Year.
We reserve the right to make this benefit available through a company sponsored conversion program.

CONTRACT AGGREGATION
For purposes of determining the DB limits of this rider, We reserve the right to treat as one all deferred variable annuity contracts issued by Us (or Our affiliates) where You have elected any optional death benefit rider. If We elect to aggregate contracts, We will change the period over which We measure Surrenders against the DB.

RIDER CHARGE

There is an additional charge for this rider. The charge will never exceed a guaranteed maximum rate of [1.50%] annually. The charge will be assessed on each Contract Anniversary based on the greater of (a) Base Return of Premium or (b) Enhanced Return of Premium. However, if a change in owner occurs or Spousal Continuation is elected the charge will be assessed on the Contract Value as of the Valuation Day of such change plus Premium Payments received after the Valuation Day of such change adjusted for Partial Surrenders and Transfers to Other Account(s) as described in this rider. The Rider Charge will be deducted on each Contract Anniversary on a prorated basis from the Sub-Account(s).

If the rider effective date is after the Contract Issue Date, the period between the rider effective date and the next Contract Anniversary will constitute the first Contract Year. The charge for this Contract Year will be prorated based on the number of days between the rider effective date and the next Contract Anniversary.

On any Valuation Day other than the Contract Anniversary, in the case of a Full Surrender, or a Partial Surrender in excess of the Lifetime Benefit Payment that reduces the Contract Value below an amount equal to the greater of (a) the Contract minimum rule stated under Your Contract or (b) one of Your Lifetime Benefit Payments or such lower amount as We, in Our discretion, may establish, then, We will deduct a prorated portion of the Rider Charge from the amount otherwise payable. The prorated portion of the Rider Charge is equal to the Rider Charge percentage multiplied by the greater of (a) Base Return of Premium or (b) Enhanced Return of Premium prior to the Surrender, multiplied by the number of days since the last Contract Anniversary, divided by 365.

The Rider Charge will no longer be assessed upon attainment of the Annuity Commencement Date or after the Valuation Day the rider is no longer effective. No Rider Charge will be assessed upon the death of a Contract Owner or Annuitant.

Signed for Hartford Life Insurance Company [
]

HL-EROPDB-11	7 Printed in U.S.A V0D616.FRM

Hartford Life Insurance Company 200 Hopmeadow Street
Simsbury, CT 06089

GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER II

This rider is issued as part of the Contract to which it is attached, and is effective on the Rider Effective Date. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the Contract. This rider has no cash surrender value. This rider provides that on the Rider Maturity Date, your rider benefit will not be less than the Guaranteed Minimum Accumulation Benefit (GMAB).

DEFINITIONS

Initial capitalized terms that are not defined in this rider shall have the same meaning as those in Your Contract.

[Conversion Bonus - Any portions of the Contract Value, up to amount equal to the Guaranteed Minimum Accumulation Benefit, contributed into the Other Account(s) after the Rider Maturity Date but prior to the [11th] Contract Anniversary following the Rider Effective Date, will receive an increased Personal Pension Account Maximum Guaranteed Payout Purchase Rate. The Personal Pension Account Maximum Guaranteed Payout
Purchase Rate will be [20%] greater than the then current Personal Pension Account Maximum Guaranteed Payout Purchase Rate.]

Maximum Rider Issue Age – No Contract Owner or Annuitant may be [81] years old or older on the Rider Effective Date.

Other Account(s) - Any investment vehicle(s) offered and authorized by Us that We designate by rider from time-to-time. Other Account(s) excludes the Sub-Account(s) and Fixed Account, if applicable.

Partial Surrender – Any withdrawal of Contract Value which may be subject to charges, if applicable.

Rider Effective Date – The later of the Contract Issue Date or the date that this rider becomes part of Your Contract.

Rider Maturity Date - The date on which We will apply an adjustment to your Contract Value, if any. The Rider Maturity Date is the [10th] Contract Anniversary from the Rider Effective Date.

Transfer Limit – An amount used to determine the change in the GMAB following a Transfer to Other Account(s) in any Contract Year.

GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB)

If the Rider Effective Date is the Contract Issue Date, then Your initial GMAB is [100%] of the Premium Payments received within [12] months from the Rider Effective Date.

If the Rider Effective Date is after the Contract Issue Date, then Your initial GMAB is [100%] of the Contract Value as of the Rider Effective Date, plus [100%] of any subsequent Premium Payments received within [12] months from the Rider Effective Date.

Your GMAB is calculated without deduction for sales charges, if any. Your GMAB will be increased by [100%] of Transfers from Other Account(s) that are received within [12] months from the Rider Effective Date.

The GMAB will be set and reset under the following circumstances:

a)On the Rider Effective Date;

b)	When subsequent Premium Payments are received within [12] months of the Rider Effective Date;

c)	When transfers from Other Account(s) are received within [12] months of the Rider Effective Date;

d)	When a Partial Surrender has been made; and/or
e)When a Transfer to Other Account(s) has been made. We reserve the right to limit Your GMAB to [$5,000,000].

TRANSFER LIMIT

Prior to the Rider Maturity Date, the Transfer Limit is used to determine the change in the GMAB following a Transfer to Other Account(s) in any Contract Year. The Transfer Limit will equal [5%] of the GMAB at each Contract Anniversary. The terms of this rider shall prevail in the event of a conflict between the terms of this rider and any other concurrent rider with respect to the Transfer Limit.

Your Transfer Limit will be set and reset under the following circumstances:

a)	On the Rider Effective Date;

b)	On the Contract Anniversary;

c)	When a subsequent Premium Payment has been made;

d)	When a Transfer to Other Account(s) has been made;

e)	When a Transfer from Other Account(s) has been made; and/or

f)	When there is a change in Ownership or Spousal Continuation.

PARTIAL SURRENDERS & TRANSFERS

1.If You take a Partial Surrender prior to the Rider Maturity Date, Your GMAB will be reduced by applying the following factor:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

2.If You Transfer to Other Account(s) prior to the Rider Maturity Date, Your GMAB will be reduced based on the following considerations:

a)	For cumulative Transfer(s) to Other Account(s) in a Contract Year that are equal to or less than the Transfer Limit, We will reduce Your GMAB by the dollar amount of the transfer.

b)
For any Transfer(s) to Other Account(s) in a Contract Year that exceeds the Transfer Limit, We will reduce Your GMAB by the following factor with respect to that portion of Your Transfer(s) to Other Account(s) that exceeds the Transfer Limit:

HL-GMAB-11.1	2 Printed in U.S.A. V0D630.FRM
1 - (A/(B-C)) where:
A = The amount of the Transfer(s) to Other Account(s) during the Contract Year in excess of the Transfer Limit;
B = Contract Value immediately prior to the Transfer(s) to Other Account(s); and
C = The Transfer Limit, less any prior Transfer(s) to Other Account(s) during the Contract Year. If C results in a negative number, C becomes zero.

For any additional Transfer(s) to Other Account(s) in a Contract Year, where the sum of all prior Transfer(s) to Other Account(s) exceed the Transfer Limit, We will reduce Your GMAB by the following factor:

1 - (A/B) where:
A = The amount of the Transfer(s) to Other Account(s); and
B = Contract Value immediately prior to the Transfer(s) to Other Account(s).

c)	Any remaining available Transfer Limit during a Contract Year may not be carried over to future Contract Years.

RIDER MATURITY DATE

On the Rider Maturity Date, We will compare Your Contract Value with the GMAB. If the GMAB is greater than Your Contract Value, then We will apply a one-time adjustment to Your Contract Value equal to the difference between Your Contract Value and GMAB. This one-time adjustment will be distributed among the various Sub- Accounts and the Fixed Account, if applicable, in which Your Contract Value is then allocated, on a pro-rata basis. If on the Rider Maturity Date Your Contract Value is greater than the GMAB, then there will be no adjustment to Your Contract Value. This rider will then terminate without notice.

SPOUSAL CONTINUATION

The following are the effects of an Ownership Change if Your spouse continues the Contract under the "Spouse Beneficiary" provision of the Contract, if applicable:

1.
If the age of the new Contract Owner is greater than the Maximum Rider Issue Age on the effective Valuation Day of the Spousal Continuation, We will terminate this rider. The Rider Charge will not be assessed on the termination date and will no longer be assessed thereafter.

2.	If the age of the new Contract Owner is less than or equal to the Maximum Rider Issue Age on the effective Valuation Day of the Spousal Continuation, then either (a) or (b) will apply as follows:

a)	If this rider is not currently available for sale, We will terminate this rider. The Rider Charge will not be assessed on the termination date and will no longer be assessed thereafter; or

b)
If this rider is currently available for sale, We will continue the then existing rider with respect to all benefits, at the Rider Charge that is then currently being assessed for new sales of the rider. The GMAB will not change. The Rider Maturity Date will not change.

OWNERSHIP CHANGE

Any Contract change before the Annuity Commencement Date which causes a change in the ownership will result in the recalculation or termination of the benefits provided under this rider. The following are the effects of a change in ownership:

1.
If the oldest Contract Owner(s) after the Ownership Change is greater than the Maximum Rider Issue Age on the effective Valuation Day of the Ownership Change, We will terminate this rider. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter.

2.	If the age of the oldest Contract Owner(s) on the effective Valuation Day of the Ownership Change is less than or equal to the Maximum Rider Issue Age the following options apply:

a)
Ownership Changes within the first [6] months from the Contract Issue Date will not cause a recalculation of the benefits under this Rider. The GMAB will not change. The Rider Maturity Date will not change.

b)	Ownership Changes after the first [6] months from the Contract Issue Date will cause a recalculation of the benefits under either (i) or (ii):

i)    If this rider is not currently available for sale We will terminate this rider. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter; or

ii)    If this rider is currently available for sale, We will continue the then existing rider with respect to benefits at the Rider Charge that is then currently being assessed for new sales of the rider (or the last declared maximum Rider Charge, if higher). The GMAB will be recalculated to equal the lesser of the

Contract Value or the then current GMAB, on the effective Valuation Day of the Ownership Change. The Rider Maturity Date will not change.

If this rider is continued following an Ownership Change, the Transfer Limit will be reset based on the GMAB as of the effective Valuation Day of the Ownership Change.

INVESTMENT RESTRICTIONS

You must continuously comply with the following investment restrictions (Investment Restrictions) in order to receive rider benefits.

1.
Unless We agree otherwise, until the Rider Maturity Date, You must invest, reinvest and rebalance Your Contract Value (including future investments) within an approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s) approved and designated by Us that correspond with the rider version chosen on the Rider Effective Date, as the same may be amended, replaced or substituted from time to time by Us in our sole discretion.

2.
We reserve the right to add, replace or substitute approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s). We reserve the right to remove, close or restrict any approved asset allocation model(s), investment program(s), Sub-Account(s), investment program(s) or Other Account(s) to new or subsequent investments.

3.
Any failure or refusal to promptly invest, maintain, reallocate and/or reinvest Your Contract Value within an approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s), as the same may be amended, replaced or substituted from time to time, shall be deemed to be a violation of these Investment Restrictions unless waived by Us in our sole discretion. For the purposes of the foregoing, “promptly” shall mean [5] business days after posting notice of a directive to invest, maintain, reallocate and/or Contract Value as aforesaid.

4.
Any and all Sub-Account transfers required to ensure Your compliance with these Investment Restrictions shall not be used in determining the number of permissible transfers allowed during that Contract Year.

5.
If You violate any of the terms of these Investment Restrictions, including a refusal to reallocate Your investments as set forth above, We will assess a pro-rated share of the Rider Charge and will no longer assess a Rider Charge thereafter.

6.
Notwithstanding anything possibly to the contrary, in the event of a conflict between these Investment Restrictions and those imposed by any other rider, the Investment Restrictions described in this rider shall prevail.

7.
By electing the rider, You hereby irrevocably agree and consent to Our sharing with Our affiliates and designees personal data regarding Your elections hereunder, including, but not limited to, Your Contract Value, asset allocation model, investment program, partial surrenders, and lapsation data. You direct Us to share any such data to the extent that We believe necessary or desirable for Us to do so in order for Us or an affiliate or designee of Ours to properly to manage any of our guarantee obligations or any Sub- Account available hereunder.

8.
Notwithstanding anything to the contrary within Your Contract, prior to the Rider Maturity Date, You must obtain Our prior approval to make any Premium Payments after the [1st] Contract Anniversary after the Rider Effective Date. Notwithstanding anything possibly to the contrary within Your Contract, prior to the

Rider Maturity Date, We will not accept any subsequent Premium Payments in excess of [$100,000] in the aggregate during any Contract Year without Our prior approval.

MINIMUM AMOUNT RULE

Notwithstanding anything to the contrary in Your Contract, if Your Contract Value is reduced below Our minimum amount rules in effect on a particular Valuation Day, the following will occur:

1.	Your Contract Value will be liquidated; and

2.	The Contract and all its riders, including this rider, shall terminate and no rider benefits shall be paid on account of such termination.

REVOCATION/TERMINATION

At anytime following the earlier of Spousal Continuation or the [5th] Contract Anniversary after the Rider Effective Date, You may elect to revoke this rider. The Contract Value will not be adjusted to equal the GMAB and the rider will terminate.

We may terminate this rider based on the following events or circumstances:

(a)	Upon the Rider Maturity Date;

(b)	You assign the Contract or any of Your rights;

(c)	You or any subsequent Contract Owner violate the Issuance Rules;

(d)	You violate the Investment Restrictions;

(e)	Your Contract Value falls below our Minimum Amount Rule;

(f)	You violate the terms of the Contract or any other rider;

(g)	You ask for an ownership change in violation of the rider’s restrictions;

(h)	You ask for Spousal Continuation in violation of the rider’s restrictions;

(i)	There is a full surrender of your Contract; and/or

(j)	A death benefit becomes payable on Your Contract.

If We terminate the rider, it cannot be re-elected by You or another Contract Owner or Annuitant.

On the date this rider is terminated, a prorated portion of the Rider Charge will be assessed, and will no longer be assessed thereafter if events (a) through (h) occur. You are not entitled to any cash surrender value associated with this rider upon revocation or termination of this rider.

CONTRACT AGGREGATION

For purposes of determining the guaranteed benefits under this rider, We reserve the right to treat one or more deferred variable annuity contracts issued by Us (or Our affiliates) to You with this rider attached as one contract.

ISSUANCE RULES

This rider is not available if any Contract Owner or Annuitant is older than the Maximum Rider Issue Age on the Rider Effective Date.

If the Rider Effective Date is after the Contract Issue Date, then the period between the Rider Effective Date and Your next Contract Anniversary will constitute a Contract Year for purposes of determining the Rider Maturity Date.

ASSIGNMENT

Notwithstanding anything herein or within Your Contract possibly to the contrary, neither the Contract (including this rider) nor any of Your rights and benefits hereunder may be assigned, pledged or securitized.

RIDER CHARGE

The Rider Charge will never be less than the minimum Rider Charge of [0.50%] nor exceed the maximum Rider Charge of [2.50%]. The Rider Charge will be assessed on each Contract Anniversary based on Your GMAB. . The Rider Charge will be deducted on a prorated basis from the Sub-Account(s).

If the Rider Effective Date is after the Contract Issue Date, the period between the Rider Effective Date and the next Contract Anniversary will constitute the first Contract Year. The charge for this Contract Year will be prorated based on the number of days between the Rider Effective Date and the next Contract Anniversary.

If this rider is revoked or terminated on any date other than the Contract Anniversary, We will deduct a prorated portion of the Rider Charge from Your Contract Value from the amount otherwise payable as stated in the Revocation/Termination section of this rider. The prorated portion of the Rider Charge is equal to the Rider Charge percentage multiplied by the GMAB prior to the revocation or termination, multiplied by the number of days since the last Contract Anniversary, divided by 365.

The Rider Charge will no longer be assessed upon any of the following events:

(a)	the next Contract Anniversary following the Rider Maturity Date, and thereafter;

(b)	the Annuity Commencement Date; or

(c)	upon the death of a Contract Owner or Annuitant.

Signed for Hartford Life Insurance Company [

]

HL-GMAB-11.1	7 Printed in U.S.A. V0D635.FRM

Hartford Life Insurance Company 200 Hopmeadow Street
Simsbury, CT 06089

GUARANTEED MINIMUM ACCUMULATION BENEFIT PLUS RIDER II

This rider is issued as part of the Contract to which it is attached, and is effective on the Rider Effective Date. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the Contract. This rider has no cash surrender value. This rider provides that on the Rider Maturity Date, your rider benefit will not be less than the Guaranteed Minimum Accumulation Benefit (GMAB).

DEFINITIONS

Initial capitalized terms that are not defined in this rider shall have the same meaning as those in Your Contract.

Conversion Bonus - Any portions of the Contract Value, up to amount equal to the Guaranteed Minimum Accumulation Benefit, contributed into the Other Account(s) after the Rider Maturity Date but prior to the [11th] Contract Anniversary following the Rider Effective Date, will receive an increased Personal Pension Account Maximum Guaranteed Payout Purchase Rate. The Personal Pension Account Maximum Guaranteed Payout Purchase Rate will be [20%] greater than the then current Personal Pension Account Maximum Guaranteed Payout Purchase Rate.

Maximum Rider Issue Age – No Contract Owner or Annuitant may be [81] years old or older on the Rider Effective Date.

Other Account(s) - Any investment vehicle(s) offered and authorized by Us that We designate by rider from time-to-time. Other Account(s) excludes the Sub-Account(s) and Fixed Account, if applicable.

Partial Surrender – Any withdrawal of Contract Value which may be subject to charges, if applicable.

Rider Effective Date – The later of the Contract Issue Date or the date that this rider becomes part of Your Contract.

Rider Maturity Date - The date on which We will apply an adjustment to your Contract Value, if any. The Rider Maturity Date is the [10th] Contract Anniversary from the Rider Effective Date.

Transfer Limit – An amount used to determine the change in the GMAB following a Transfer to Other Account(s) in any Contract Year.

GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB)

If the Rider Effective Date is the Contract Issue Date, then Your initial GMAB is [100%] of the Premium Payments received within [12] months from the Rider Effective Date.

HL-GMABP-11.1	1 Printed in U.S.A V0D636.FRM

If the Rider Effective Date is after the Contract Issue Date, then Your initial GMAB is [100%] of the Contract Value as of the Rider Effective Date, plus [100%] of any subsequent Premium Payments received within [12] months from the Rider Effective Date.

Your GMAB is calculated without deduction for sales charges, if any. Your GMAB will be increased by [100%] of Transfers from Other Account(s) that are received within [12] months from the Rider Effective Date.

The GMAB will be set and reset under the following circumstances:

a)On the Rider Effective Date;

b)	When subsequent Premium Payments are received within [12] months of the Rider Effective Date;

c)	When transfers from Other Account(s) are received within [12] months of the Rider Effective Date;

d)	When a Partial Surrender has been made; and/or
e)When a Transfer to Other Account(s) has been made. We reserve the right to limit Your GMAB to [$5,000,000].

TRANSFER LIMIT

Prior to the Rider Maturity Date, the Transfer Limit is used to determine the change in the GMAB following a Transfer to Other Account(s) in any Contract Year. The Transfer Limit will equal [5%] of the GMAB at each Contract Anniversary. The terms of this rider shall prevail in the event of a conflict between the terms of this rider and any other concurrent rider with respect to the Transfer Limit.

Your Transfer Limit will be set and reset under the following circumstances:

a)	On the Rider Effective Date;

b)	On the Contract Anniversary;

c)	When a subsequent Premium Payment has been made;

d)	When a Transfer to Other Account(s) has been made;

e)	When a Transfer from Other Account(s) has been made; and/or

f)	When there is a change in Ownership or Spousal Continuation.

PARTIAL SURRENDERS & TRANSFERS

1.If You take a Partial Surrender prior to the Rider Maturity Date, Your GMAB will be reduced by applying the following factor:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

2.If You Transfer to Other Account(s) prior to the Rider Maturity Date, Your GMAB will be reduced based on the following considerations:

a)	For cumulative Transfer(s) to Other Account(s) in a Contract Year that are equal to or less than the Transfer Limit, We will reduce Your GMAB by the dollar amount of the transfer.

b)
For any Transfer(s) to Other Account(s) in a Contract Year that exceeds the Transfer Limit, We will reduce Your GMAB by the following factor with respect to that portion of Your Transfer(s) to Other Account(s) that exceeds the Transfer Limit:

1 - (A/(B-C)) where:
A = The amount of the Transfer(s) to Other Account(s) during the Contract Year in excess of the Transfer Limit;
B = Contract Value immediately prior to the Transfer(s) to Other Account(s); and

C = The Transfer Limit, less any prior Transfer(s) to Other Account(s) during the Contract Year. If C results in a negative number, C becomes zero.

For any additional Transfer(s) to Other Account(s) in a Contract Year, where the sum of all prior Transfer(s) to Other Account(s) exceed the Transfer Limit, We will reduce Your GMAB by the following factor:

1 - (A/B) where:
A = The amount of the Transfer(s) to Other Account(s); and
B = Contract Value immediately prior to the Transfer(s) to Other Account(s).

c)	Any remaining available Transfer Limit during a Contract Year may not be carried over to future Contract Years.

RIDER MATURITY DATE

On the Rider Maturity Date, We will compare Your Contract Value with the GMAB. If the GMAB is greater than Your Contract Value, then We will apply a one-time adjustment to Your Contract Value equal to the difference between Your Contract Value and GMAB. This one-time adjustment will be distributed among the various Sub- Accounts and the Fixed Account, if applicable, in which Your Contract Value is then allocated, on a pro-rata basis. If on the Rider Maturity Date Your Contract Value is greater than the GMAB, then there will be no adjustment to Your Contract Value. This rider will then terminate without notice.

SPOUSAL CONTINUATION

The following are the effects of an Ownership Change if Your spouse continues the Contract under the "Spouse Beneficiary" provision of the Contract, if applicable:

1.
If the age of the new Contract Owner is greater than the Maximum Rider Issue Age on the effective Valuation Day of the Spousal Continuation, We will terminate this rider. The Rider Charge will not be assessed on the termination date and will no longer be assessed thereafter.

2.	If the age of the new Contract Owner is less than or equal to the Maximum Rider Issue Age on the effective Valuation Day of the Spousal Continuation, then either (a) or (b) will apply as follows:

a)	If this rider is not currently available for sale, We will terminate this rider. The Rider Charge will not be assessed on the termination date and will no longer be assessed thereafter; or

b)
If this rider is currently available for sale, We will continue the then existing rider with respect to all benefits, at the Rider Charge that is then currently being assessed for new sales of the rider. The GMAB will not change. The Rider Maturity Date will not change.

OWNERSHIP CHANGE

Any Contract change before the Annuity Commencement Date which causes a change in the ownership will result in the recalculation or termination of the benefits provided under this rider. The following are the effects of a change in ownership:

1.
If the oldest Contract Owner(s) after the Ownership Change is greater than the Maximum Rider Issue Age on the effective Valuation Day of the Ownership Change, We will terminate this rider. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter.

2.	If the age of the oldest Contract Owner(s) on the effective Valuation Day of the Ownership Change is less than or equal to the Maximum Rider Issue Age the following options apply:

a)
Ownership Changes within the first [6] months from the Contract Issue Date will not cause a recalculation of the benefits under this Rider. The GMAB will not change. The Rider Maturity Date will not change.

b)	Ownership Changes after the first [6] months from the Contract Issue Date will cause a recalculation of the benefits under either (i) or (ii):

i)    If this rider is not currently available for sale We will terminate this rider. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter; or

ii)    If this rider is currently available for sale, We will continue the then existing rider with respect to benefits at the Rider Charge that is then currently being assessed for new sales of the rider (or the last declared maximum Rider Charge, if higher). The GMAB will be recalculated to equal the lesser of the Contract Value or the then current GMAB, on the effective Valuation Day of the Ownership Change. The Rider Maturity Date will not change.

If this rider is continued following an Ownership Change, the Transfer Limit will be reset based on the GMAB as of the effective Valuation Day of the Ownership Change.

INVESTMENT RESTRICTIONS

You must continuously comply with the following investment restrictions (Investment Restrictions) in order to receive rider benefits.

1.
Unless We agree otherwise, until the Rider Maturity Date, You must invest, reinvest and rebalance Your Contract Value (including future investments) within an approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s) approved and designated by Us that correspond with the rider version chosen on the Rider Effective Date, as the same may be amended, replaced or substituted from time to time by Us in our sole discretion.

2.
We reserve the right to add, replace or substitute approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s). We reserve the right to remove, close or restrict any approved asset allocation model(s), investment program(s), Sub-Account(s), investment program(s) or Other Account(s) to new or subsequent investments.

3.
Any failure or refusal to promptly invest, maintain, reallocate and/or reinvest Your Contract Value within an approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s), as the same may be amended, replaced or substituted from time to time, shall be deemed to be a violation of these Investment Restrictions unless waived by Us in our sole discretion. For the purposes of the foregoing, “promptly” shall mean [5] business days after posting notice of a directive to invest, maintain, reallocate and/or Contract Value as aforesaid.

4.
Any and all Sub-Account transfers required to ensure Your compliance with these Investment Restrictions shall not be used in determining the number of permissible transfers allowed during that Contract Year.

5.
If You violate any of the terms of these Investment Restrictions, including a refusal to reallocate Your investments as set forth above, We will assess a pro-rated share of the Rider Charge and will no longer assess a Rider Charge thereafter.

6.
Notwithstanding anything possibly to the contrary, in the event of a conflict between these Investment Restrictions and those imposed by any other rider, the Investment Restrictions described in this rider shall prevail.

7.
By electing the rider, You hereby irrevocably agree and consent to Our sharing with Our affiliates and designees personal data regarding Your elections hereunder, including, but not limited to, Your Contract Value, asset allocation model, investment program, partial surrenders, and lapsation data. You direct Us to share any such data to the extent that We believe necessary or desirable for Us to do so in order for Us or an affiliate or designee of Ours to properly to manage any of our guarantee obligations or any Sub- Account available hereunder.

8.
Notwithstanding anything to the contrary within Your Contract, prior to the Rider Maturity Date, You must obtain Our prior approval to make any Premium Payments after the [1st] Contract Anniversary after the Rider Effective Date. Notwithstanding anything possibly to the contrary within Your Contract, prior to the

Rider Maturity Date, We will not accept any subsequent Premium Payments in excess of [$100,000] in the aggregate during any Contract Year without Our prior approval.

MINIMUM AMOUNT RULE

Notwithstanding anything to the contrary in Your Contract, if Your Contract Value is reduced below Our minimum amount rules in effect on a particular Valuation Day, the following will occur:

1.	Your Contract Value will be liquidated; and

2.	The Contract and all its riders, including this rider, shall terminate and no rider benefits shall be paid on account of such termination.

REVOCATION/TERMINATION

At anytime following the earlier of Spousal Continuation or the [5th] Contract Anniversary after the Rider Effective Date, You may elect to revoke this rider. The Contract Value will not be adjusted to equal the GMAB and the rider will terminate.

We may terminate this rider based on the following events or circumstances:

(a)	Upon the Rider Maturity Date;

(b)	You assign the Contract or any of Your rights;

(c)	You or any subsequent Contract Owner violate the Issuance Rules;

(d)	You violate the Investment Restrictions;

(e)	Your Contract Value falls below our Minimum Amount Rule;

(f)	You violate the terms of the Contract or any other rider;

(g)	You ask for an ownership change in violation of the rider’s restrictions;

(h)	You ask for Spousal Continuation in violation of the rider’s restrictions;

(i)	There is a full surrender of your Contract; and/or

(j)	A death benefit becomes payable on Your Contract.

If We terminate the rider, it cannot be re-elected by You or another Contract Owner or Annuitant.

On the date this rider is terminated, a prorated portion of the Rider Charge will be assessed, and will no longer be assessed thereafter if events (a) through (h) occur. You are not entitled to any cash surrender value associated with this rider upon revocation or termination of this rider.

CONTRACT AGGREGATION

For purposes of determining the guaranteed benefits under this rider, We reserve the right to treat one or more deferred variable annuity contracts issued by Us (or Our affiliates) to You with this rider attached as one contract.

ISSUANCE RULES

This rider is not available if any Contract Owner or Annuitant is older than the Maximum Rider Issue Age on the Rider Effective Date.

If the Rider Effective Date is after the Contract Issue Date, then the period between the Rider Effective Date and Your next Contract Anniversary will constitute a Contract Year for purposes of determining the Rider Maturity Date.

ASSIGNMENT

Notwithstanding anything herein or within Your Contract possibly to the contrary, neither the Contract (including this rider) nor any of Your rights and benefits hereunder may be assigned, pledged or securitized.

RIDER CHARGE

The Rider Charge will never be less than the minimum Rider Charge of [0.50%] nor exceed the maximum Rider Charge of [2.50%]. The Rider Charge will be assessed on each Contract Anniversary based on Your GMAB. The Rider Charge will be deducted on a prorated basis from the Sub-Account(s).

If the Rider Effective Date is after the Contract Issue Date, the period between the Rider Effective Date and the next Contract Anniversary will constitute the first Contract Year. The charge for this Contract Year will be prorated based on the number of days between the Rider Effective Date and the next Contract Anniversary.

If this rider is revoked or terminated on any date other than the Contract Anniversary, We will deduct a prorated portion of the Rider Charge from Your Contract Value from the amount otherwise payable as stated in the Revocation/Termination section of this rider. The prorated portion of the Rider Charge is equal to the Rider Charge percentage multiplied by the GMAB prior to the revocation or termination, multiplied by the number of days since the last Contract Anniversary, divided by 365.

The Rider Charge will no longer be assessed upon any of the following events:

(a)	the next Contract Anniversary following the Rider Maturity Date, and thereafter;

(b)	the Annuity Commencement Date; or

(c)	upon the death of a Contract Owner or Annuitant.

Signed for Hartford Life Insurance Company

HL-GMABP-11.1	7 Printed in U.S.A V0D642.FRM

Hartford Life Insurance Company 200 Hopmeadow Street
Simsbury, CT 06089

Guaranteed Minimum Withdrawal Benefit Endorsement

This endorsement is issued as part of the contract to which it is attached. This endorsement is effective on the date it is issued to you. Except where this endorsement provides otherwise, it is subject to all of the conditions and limitations of the Contract.

This endorsement modifies the Contract and the Guaranteed Minimum Withdrawal Benefit rider and provides the condition for You to designate Your spouse as a Covered Life without naming that spouse as a Beneficiary.

The following definition replaced the definition ‘Covered Life’ in the Guaranteed Minimum Withdrawal Benefit rider.

Covered Life - The Contract Owner (provided the Contract Owner is a natural person) and the Contract Owner’s spouse (provided the spouse is a joint Contract Owner or Beneficiary who is eligible for spousal continuance). The Annuitant (provided the Contract Owner is not a natural person) and the Annuitant's spouse (provided the spouse is a Beneficiary who is eligible for spousal continuance). We reserve the right to allow the designation of the Annuitant’s spouse as a Covered Life without being a Beneficiary provided that the non-natural custodial Contract Owner may elect spousal continuance on behalf of the Annuitant’s spouse.

Signed for Hartford Life Insurance Company
[

]

HL-GMWBE-12    Printed in U.S.A.
V0F759.FRM

Hartford Life Insurance Company 200 Hopmeadow Street
Simsbury, CT 06089

GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER II-2
(Joint Life/Spousal)

This rider is issued as part of the Contract to which it is attached, and is effective on the Rider Effective Date. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the Contract. This rider has no cash surrender value. This rider provides lifetime guaranteed minimum withdrawal benefits with possible Market Increases and a Deferral Bonus to the Payment Base.

DEFINITIONS

Initial capitalized terms that are not defined in this rider shall have the same meaning as those in Your Contract.

Annual Payment Base Cap – The maximum annual percentage that the Payment Base may be increased by due to a Market Increase or Deferral Bonus is [Not Applicable].

Bonus Base – The basis for determining the Deferral Bonus.

Bonus Period – The Bonus Period commences on the Rider Effective Date. The Bonus Period ends when the first of the following events occur: (a) [10th] Contract Anniversary from the Rider Effective Date, (b) the Valuation Day that You take Your first Partial Surrender (including Your first Lifetime Benefit Payment or
Threshold Payment); or (c) the Valuation Day that You first transfer any Contract Value to Other Account(s) in excess of the Transfer Limit. Once the Bonus Period ends, it cannot be re-started.

Covered Life - The Contract Owner (provided the Contract Owner is a person) and the Contract Owner’s spouse (provided the spouse is a joint Contract Owner or Beneficiary who is eligible for spousal continuance). The Annuitant (provided the Contract Owner is not a natural person) and the Annuitant's spouse (provided the spouse is a Beneficiary who is eligible for spousal continuance).

Deferral Bonus - The sum We will add to Your Payment Base on each Contract Anniversary during the effective Bonus Period when a Market Increase does not occur on such Contract Anniversary.

Lifetime Benefit Payment - A Partial Surrender equal to the applicable Withdrawal Percentage multiplied by the Payment Base taken during any Contract Year on or after the Lifetime Income Eligibility Date.

Lifetime Income Eligibility Date - The Valuation Day when the youngest Covered Life has an attained age of [59 1/2].

Market Increase - A potential increase to Your Payment Base equal to the Contract Value prior to the deduction of the Rider Charge due to market performance. A potential increase to Your Payment Base is determined on each Contract Anniversary commencing on the first Contract Anniversary and ending upon and including the Contract Anniversary immediately following the oldest Covered Life’s [90th] birthday.

HL-GMWBJ-11.2	1 Printed in U.S.A. V0D646.FRM

Maximum Rider Issue Age – No Covered Life may be [81] years old or older on the Rider Effective Date.

Other Account(s) - Any investment vehicle(s) offered and authorized by Us that We designate by rider from time-to-time. Other Account(s) excludes the Sub-Account(s) and Fixed Account, if applicable.

Partial Surrender - Any withdrawal of Contract Value which may be subject to charges, if applicable.

Payment Base - The basis for determining the Threshold Payment, Lifetime Benefit Payment, Transfer Limit, and Rider Charge.

Rider Effective Date – The later of the Contract Issue Date or the date that this rider becomes part of Your Contract.

Rider Maturity Date - The last to occur of the following: (a) the Valuation Day that We receive Due Proof of Death of the Contract Owner, joint Contract Owner or Annuitant; or (b) Annuity Commencement Date.

Threshold Payment – A Partial Surrender equal to [4%] multiplied by the Payment Base taken during any Contract Year prior to the Lifetime Income Eligibility Date.

Transfer Limit – An amount used to determine the change in the Payment Base and Bonus Base, if applicable, following a Transfer to Other Account(s) in any Contract Year.

Withdrawal Percentage – The percentage of Your Payment Base that You may withdraw in the form of a Lifetime Benefit Payment. Your Withdrawal Percentage is set based on the attained age of the youngest Covered Life based on the following schedule:

Relevant Covered Life’s Attained Age (Age Band)	Withdrawal Percentage
[59 ½ - 64	[4%
65 – 90+]	5%]

The Withdrawal Percentage will be set at the time of Your first Lifetime Benefit Payment or Partial Surrender based on the attained age of the youngest Covered Life. Your Withdrawal Percentage may increase based on the current attained age of the youngest Covered Life if You have not taken any Partial Surrenders. The Withdrawal Percentage will reset based on the current attained age of the youngest Covered Life provided there is a Market Increase and a new age band has been reached.

HL-GMWBJ-11.2	2 Printed in U.S.A. V0D647.FRM

PAYMENT BASE

If You elect this rider on the Contract Issue Date, then Your initial Payment Base is equal to Your initial Premium Payment. If You elect this rider after the Contract Issue Date, then Your initial Payment Base is equal to Your Contract Value as of the Rider Effective Date. Your Payment Base is calculated without deduction for sales charges, if any.

Your Payment Base may be reset each Contract Anniversary commencing on the first Contract Anniversary and ending upon and including the Contract Anniversary immediately following the oldest Covered Life’s [90th] birthday. The reset is equal to the greater of (A) or the sum of (B) and (C); subject to a maximum (D) where:

A = Market Increase.
B = Your current Payment Base.
C = The Deferral Bonus, if applicable.
D = Your Current Payment Base * (1 + Annual Payment Base Cap), if applicable.

Your Payment Base may be increased when any of the following events occur:

a)	Subsequent Premium Payments are made;

b)	Transfers from Other Account(s) are made; and/or

c)	Contract Anniversary.

In no event shall Your Payment Base exceed [$5,000,000].

Your Payment Base may be decreased when You take Partial Surrenders or make Transfers into Other Account(s) in accordance with the provisions captioned in the “Partial Surrenders & Transfers” section below.

DEFERRAL BONUS

On each Contract Anniversary during the effective Bonus Period, We may apply a Deferral Bonus to Your Payment Base. The Deferral Bonus will equal [5%] of the Bonus Base, as of the Valuation Day prior to each Contract Anniversary during the effective Bonus Period. The Deferral Bonus percentage will not change during the effective Bonus Period.

If You elect this rider on the Contract Issue Date, then Your initial Bonus Base is Your initial Premium Payment. If You elect this rider after the Contract Issue Date, then Your initial Bonus Base is Your Contract Value as of the Rider Effective Date. Your Bonus Base is calculated without deduction for charges, if any.

Your Bonus Base will be reset on each Contract Anniversary during the effective Bonus Period to equal to the greater of:

a)	Payment Base when a Market Increase to the Payment Base occurs; or

b)	Your Bonus Base on the Valuation Day prior to each Contract Anniversary during the effective Bonus Period;

Your Bonus Base is increased by the dollar amount of:

a)	Subsequent Premium Payments; and/or

b)	Transfer(s) from Other Account(s)

that are made during the effective Bonus Period.

HL-GMWBJ-11.2	3 Printed in U.S.A. V0D648.FRM
For cumulative Transfers to Other Account(s) during each Contract Year during the effective Bonus Period that are equal to or less than the Transfer Limit, Your Bonus Base will be reduced on a dollar-for-dollar basis.

For cumulative Transfers to Other Account(s) during each Contract Year during the effective Bonus Period that are greater than the Transfer Limit, such Transfers will cause the Bonus Period to end and the Bonus Base becomes zero.

LIFETIME BENEFIT PAYMENT

Your Lifetime Benefit Payment is equal to Your applicable Withdrawal Percentage multiplied by Your then current Payment Base.

Your Lifetime Benefit Payment will be set on the later of Your Rider Effective Date or the Lifetime Income Eligibility Date. Your Lifetime Benefit Payment prior to the Rider Maturity Date may thereafter reset based upon any or all of the following events:

a)	On the Contract Anniversary;

b)	On the birthday where the youngest Covered Life has attained an age that results in a new Age Band;

c)	When a subsequent Premium Payment has been made (provided that such Premium Payment does not cause the Payment Base to exceed [$5,000,000];

d)	When a Transfer from Other Account(s) has been made;

e)	When a Partial Surrender or a Transfer to Other Account(s) has been made; and/or

f)	When there is a change in the Covered Life or Spousal Continuation.

If Your Lifetime Benefit Payment on Your most recent Contract Anniversary exceeds Your Annual Withdrawal Amount, if applicable, We will waive applicable Contingent Deferred Sales Charges up to the amount of Your Lifetime Benefit Payment.

THRESHOLD PAYMENT

Your Threshold Payment is equal to [4%] multiplied by Your then current Payment Base. Your Threshold Payment will cease on the Lifetime Income Eligibility Date whereupon Lifetime Benefit Payments will be available to You.

Your Threshold Payment will be set on the Your Rider Effective Date and may thereafter reset based upon any or all of the following events:

a)	On the Contract Anniversary;

b)	When a subsequent Premium Payment has been made (provided that such Premium Payment does not cause the Payment Base to exceed [$5,000,000];

c)	When a Transfer from Other Account(s) has been made;

d)	When a Partial Surrender or a Transfer to Other Account(s) has been made; and/or

e)	When there is a change in the Covered Life or Spousal Continuation.

If Your Threshold Payment on Your most recent Contract Anniversary exceeds Your Annual Withdrawal Amount, if applicable, We will waive applicable Contingent Deferred Sales Charges up to the amount of Your Threshold Payment.

HL-GMWBJ-11.2	4 Printed in U.S.A. V0D649.FRM

TRANSFER LIMIT

The Transfer Limit is used to determine the change in the Payment Base and Bonus Base following a Transfer to Other Account(s) in any Contract Year. The Transfer Limit will equal Your applicable Withdrawal Percentage multiplied by Your then current Payment Base. The terms of this rider shall prevail in the event of a conflict between the terms of this rider and any other concurrent rider with respect to the Transfer Limit.

Your Transfer Limit will be set and reset under the following circumstances:

a)	On the Rider Effective Date

b)	On the Contract Anniversary;

c)	When a subsequent Premium Payment has been made (provided that such Premium Payment does not cause the Payment Base to exceed [$5,000,000];

d)	When a Transfer to Other Account(s) has been made;

e)	When a Transfer from Other Account(s) has been made;

f)	On the birthday where the youngest Covered Life has attained an age that results in a new Age Band; and/or

g)	When there is a change in the Covered Life or Spousal Continuation.

PARTIAL SURRENDERS & TRANSFERS

Your Payment Base may be reduced by Partial Surrenders and/or Transfer(s) to Other Account(s) based on the circumstances described below:

1.	Prior to the Lifetime Income Eligibility Date:

a)	For cumulative Partial Surrenders during each Contract Year that are equal to or less than the Threshold Payment, Your Payment Base will be reduced on a dollar-for-dollar basis.

b)
For any Partial Surrender that first causes cumulative Partial Surrenders during the Contract Year to exceed the Threshold Payment, the adjustment is the dollar amount of the Partial Surrender that does not exceed the Threshold Payment. For the portion of the Partial Surrender that exceeds the Threshold Payment, We will reduce Your Payment Base by the following factor:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender during the Contract Year in excess of the Threshold Payment;
B = Contract Value immediately prior to the Partial Surrender; and
C = The Threshold Payment, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

c)	For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the Threshold Payment, We will reduce Your Payment Base by the following factor:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

HL-GMWBJ-11.2	5 Printed in U.S.A. V0D650.FRM

d)	Any remaining available Threshold Payment during a Contract Year may not be carried over to future Contract Years.

e)	For cumulative Transfers to Other Account(s) during each Contract Year that are equal to or less than the Transfer Limit, Your Payment Base will be reduced on a dollar-for-dollar basis.

f)
For any Transfer to Other Account(s) that first causes cumulative Transfers to Other Account(s) during the Contract Year to exceed the Transfer Limit, the adjustment is the dollar amount of the Transfer to Other Account(s) that does not exceed the Transfer Limit. For the portion of the Transfer to Other Account(s) that exceeds the Transfer Limit, We will reduce Your Payment Base by the following factor:

1 - (A/(B-C)) where:
A = The amount of the Transfer to Other Account(s) during the Contract Year in excess of the Transfer Limit;
B = Contract Value immediately prior to the Transfer to Other Account(s); and
C = The Transfer Limit, less any prior Transfers to Other Account(s) during the Contract Year. If C results in a negative number, C becomes zero.

g)
For any additional Transfers to Other Account(s) during each Contract Year, where the sum of all prior Transfers to Other Account(s) exceed the Transfer Limit, We will reduce Your Payment Base by the following factor:

1 - (A/B) where:
A = The amount of the Transfer to Other Account(s); and
B = Contract Value immediately prior to the Transfer to Other Account(s).

h)	Any remaining available Transfer Limit during a Contract Year may not be carried over to future Contract Years.

2.	After the Lifetime Income Eligibility Date:

a)	For cumulative Partial Surrenders during each Contract Year that are equal to or less than the Lifetime Benefit Payment, Your Payment Base will not be reduced.

b)
For cumulative Partial Surrenders during the Contract Year that exceed the Lifetime Benefit Payment that were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) requirements imposed by federal law, Your Payment Base will not be reduced.

c)
For any Partial Surrender that first causes the cumulative Partial Surrenders in a Contract Year to exceed the Lifetime Benefit Payment, and the RMD exception above does not apply, We will reduce Your Payment Base by the following factor with respect to that portion of Your Partial Surrender that exceeds the current Lifetime Benefit Payment:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the current Lifetime Benefit Payment;
B = Contract Value immediately prior to the Partial Surrender(s); and
C = The current Lifetime Benefit Payment, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

HL-GMWBJ-11.2	6 Printed in U.S.A. V0D651.FRM

d)
For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the current Lifetime Benefit Payment, We will reduce Your Payment Base by the following factor:

1 - (A/B) where:
A = The amount of the Partial Surrender(s); and
B = Contract Value immediately prior to the Partial Surrender(s).

e)	Any remaining available Lifetime Benefit Payment during a Contract Year may not be carried over to future Contract Years.

f)	For cumulative Transfers to Other Account(s) during each Contract Year that are equal to or less than the Transfer Limit, Your Payment Base will be reduced on a dollar-for-dollar basis.

g)
For any Transfer to Other Account(s) that first causes cumulative Transfers to Other Account(s) during the Contract Year to exceed the Transfer Limit, the adjustment is the dollar amount of the Transfer to Other Account(s) that does not exceed the Transfer Limit. For the portion of the Transfer to Other Account(s) that exceeds the Transfer Limit, We will reduce Your Payment Base by the following factor:

1 - (A/(B-C)) where:
A = The amount of the Transfer to Other Account(s) during the Contract Year in excess of the Transfer Limit;
B = Contract Value immediately prior to the Transfer to Other Account(s); and
C = The Transfer Limit, less any prior Transfers to Other Account(s) during the Contract Year. If C results in a negative number, C becomes zero.

h)
For any additional Transfers to Other Account(s) during each Contract Year, where the sum of all prior Transfers to Other Account(s) exceed the Transfer Limit, We will reduce Your Payment Base by the following factor:

1 - (A/B) where:
A = The amount of the Transfer to Other Account(s); and
B = Contract Value immediately prior to the Transfer to Other Account(s).

i)	Any remaining available Transfer Limit during a Contract Year may not be carried over to future Contract Years.

SPOUSAL CONTINUATION

The following are the effects of a Covered Life change if Your spouse continues the Contract under the "Spouse Beneficiary" provision of the Contract, if applicable:

1.	The surviving spouse becomes the new Contract Owner and the new Covered Life on the effective Valuation Day of the spousal continuation.

2.	The surviving spouse may continue the Contract and We will continue this rider with respect to all benefits, at the then current Rider Charge.

3.	The Payment Base will be set equal to the greater of the Contract Value or the Payment Base on the continuation date.

4.	The Bonus Base will be set equal to the greater of the Contract Value or the Bonus Base on the continuation date.

HL-GMWBJ-11.2	7 Printed in U.S.A. V0D652.FRM

5.	The Deferral Bonus feature will continue, if applicable.

6.	The Bonus Period will not reset; the Bonus Period will continue uninterrupted.

7.
The Lifetime Benefit Payment, Threshold Payment, if applicable; the Transfer Limit, if applicable; and Withdrawal Percentage will be recalculated on the continuation date based on the youngest Covered Life’s attained age on the effective Valuation Day of the spousal continuation. The Lifetime Benefit Payment, Threshold Payment, and Transfer Limit, if applicable, will be equal to the Payment Base as of the trade date of the spousal continuation multiplied by the Withdrawal Percentage. The full amount of the recalculated Lifetime Benefit Payment, or Threshold Payment, and Transfer Limit, will be available for the remainder of the Contract Year.

8.
If there was a Partial Surrender since the Rider Effective Date, the Withdrawal Percentage will remain at the current percentage. If there has not been a Partial Surrender since the Rider Effective Date, the Withdrawal Percentage will be based on the attained age of the remaining Covered Life at the time of Spousal Continuation.

9.	The Contract Owner may not name a new Contract Owner.

10.	The Contract Owner may name a new Beneficiary.

11.	This rider will terminate upon the death of the surviving Covered Life.

12.	If the age of the new Covered Life is greater than the Maximum Rider Issue Age at the time of the continuation, We will terminate this rider.

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COVERED LIFE CHANGE

Any Contract change which causes a change in the Covered Life may result in the recalculation or termination of the benefits provided under this rider. The following are the effects of a change in a Covered Life:

1.
If the attained age of the oldest Covered Life on the effective Valuation Day of the Covered Life change is greater than the Maximum Rider Issue Age, We will terminate this rider. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter.

2.	If the attained age of the oldest Covered Life in effect on the effective Valuation Day of the Covered Life change is less than or equal to the Maximum Rider Issue Age, the following options apply:

a)
Covered Life changes within the first [6] months from the Contract Issue Date will have no impact on the Payment Base or the Bonus Base. The Lifetime Benefit Payment, Threshold Payment, if applicable, Withdrawal Percentage, and Transfer Limit will be recalculated using the youngest Covered Life’s attained age on the effective Valuation Day of the Covered Life change.

b)	Covered Life changes after the first [6] months from the Contract Issue Date will cause a recalculation of the benefits if:

3.	You and Your Spouse are no longer married, for reasons other than death, then Covered Life Changes may occur as follows:

a)
If Partial Surrender(s) have not been made, You may remove Your former spouse as a Covered Life, and replace such spouse with Your new spouse, if applicable. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the Payment Base and Bonus Base. The Withdrawal Percentage will be based on the youngest Covered Life. The Lifetime Benefit Payment, the Threshold Payment and the Transfer Limit, if applicable will be equal to the Withdrawal Percentage multiplied by the Payment Base as of the date of the Covered Life change.

b)
If Partial Surrender(s) have been made, then You may remove Your former spouse as a Covered Life. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the Payment Base and Bonus Base. The Withdrawal Percentage will be based on the remaining Covered Life. The Lifetime Benefit Payment, the Threshold Payment and the Transfer Limit, if applicable will be equal to the Withdrawal Percentage multiplied by the Payment Base as of the date of the Covered Life change.

Any other change causes a change in the Covered Life, then We will terminate this Rider. The Rider Charge is assessed on termination date, and then will no longer be assessed.

If after the above resets, the new Lifetime Benefit Payment, Threshold Payment, as applicable, or Transfer Limit exceeds the sum of prior withdrawals or Transfers to Other Account(s) made during that Contract Year, the difference between these amounts will be available and applicable for the remainder of that Contract Year.

HL-GMWBJ-11.2	9 Printed in U.S.A. V0D654.FRM
INVESTMENT RESTRICTIONS

You must continuously comply with the following investment restrictions (Investment Restrictions) in order to receive rider benefits.

1.
Unless We agree otherwise, You must invest, reinvest and rebalance Your Contract Value (including future investments) within an approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s) approved and designated by Us that correspond with the rider version chosen on the Rider Effective Date, as the same may be amended, replaced or substituted from time to time by Us in our sole discretion.

2.
We reserve the right to add, replace or substitute approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s). We reserve the right to remove, close or restrict any approved asset allocation model(s), investment program(s), Sub-Account(s), investment program(s) or Other Account(s) to new or subsequent investments.

3.
Any failure or refusal to promptly invest, maintain, reallocate and/or reinvest Your Contract Value within an approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s), as the same may be amended, replaced or substituted from time to time, shall be deemed to be a violation of these Investment Restrictions unless waived by Us in our sole discretion. For the purposes of the foregoing, “promptly” shall mean [5] business days after posting notice of a directive to invest, maintain, reallocate and/or Contract Value as aforesaid.

4.
Any and all Sub-Account transfers required to ensure Your compliance with these Investment Restrictions shall not be used in determining the number of permissible transfers allowed during that Contract Year.

5.
If You violate any of the terms of these Investment Restrictions, including a refusal to reallocate Your investments as set forth above, We will assess a pro-rated share of the Rider Charge and will no longer assess a Rider Charge thereafter.

6.
Notwithstanding anything possibly to the contrary, in the event of a conflict between these Investment Restrictions and those imposed by any other rider, the Investment Restrictions described in this rider shall prevail.

7.
By electing the rider, You hereby irrevocably agree and consent to Our sharing with Our affiliates and designees personal data regarding Your elections hereunder, including, but not limited to, Your Contract Value, asset allocation model, investment program, partial surrenders, and lapsation data. You direct Us to share any such data to the extent that We believe necessary or desirable for Us to do so in order for Us or an affiliate or designee of Ours to properly to manage any of our guarantee obligations or any Sub- Account available hereunder.

8.
Notwithstanding anything to the contrary within Your Contract, You must obtain Our prior approval to make any Premium Payments after the [1st] Contract Anniversary after the Rider Effective Date. Notwithstanding anything possibly to the contrary within Your Contract, We will not accept any subsequent Premium Payments in excess of [$100,000] in the aggregate during any Contract Year without Our prior approval.
HL-GMWBJ-11.2    10    Printed in U.S.A. V0D655.FRM
MINIMUM AMOUNT RULE

Prior to the Annuity Commencement Date, if (A) on any Contract Anniversary Your Contract Value, due to investment performance, is reduced below an amount equal to the greater of either (i) the Contract minimum rule stated under Your Contract or (ii) one of Your Lifetime Benefit Payments or such lower amount as We, in Our discretion, may establish; or (B) on any Valuation Day, as a result of a Partial Surrender, Your Contract Value is reduced below (x) an amount equal to the greater of the Contract minimum rule stated under Your Contract or (y) one of Your Lifetime Benefit Payments or such lower amount as We, in Our discretion, may establish, then:

1.
You must transfer Your remaining Contract Value to an asset allocation model(s), investment program(s), Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by Us for purposes of the Minimum Amount Rule.

a)	One of the approved investment options, as described above, must be elected within [10] days from the date the minimum amount was reached.

b)
If We do not receive Your election within the above stated time frame, You will be deemed to have irrevocably authorized Us to move Your remaining Contract Value into the Money Market Sub- account, other investment option(s) approved by Us.

c)
If You choose not to participate in one of the approved investment options, then We will automatically liquidate Your remaining Contract Value. Any applicable Contingent Deferred Sales Charge will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment option, the following rules will apply:

a)
You will receive Your then current Lifetime Benefit Payment, which will be equal to Your Lifetime Benefit Payment at the time Your Contract Value reduces below Our Minimum Amount Rules then in effect, at the frequency of Your choice and acceptable to Us.

b)	Ongoing Lifetime Benefit Payments will no longer reduce Your Contract Value.

c)	We will no longer accept subsequent Premium Payments or Transfers from Other Account(s).

d)	We will waive the Annual Maintenance Fee and Rider Charge on Your Contract.

e)	Payment Base increases on each Contract Anniversary will no longer apply.

After the transfer of the Contract Value due to the Minimum Amount Rules above, if cumulative partial Surrenders within a Contract Year are requested in excess of the Lifetime Benefit Payment, then We will automatically liquidate Your remaining Contract Value. Any applicable Contingent Deferred Sales Charge will be assessed and the Contract will be terminated.

HL-GMWBJ-11.2	11 Printed in U.S.A. V0D656.FRM
REVOCATION/TERMINATION

You may not revoke this rider. We may terminate this rider based on the following events or circumstances:

(a)	Upon the Rider Maturity Date;

(b)	You assign the Contract or any of Your rights;

(c)	You or any subsequent Covered Life violate the Issuance Rules;

(d)	You violate the Investment Restrictions;

(e)	Your Contract Value falls below our Minimum Amount Rule;

(f)	You violate the terms of the Contract or any other rider;

(g)	You ask for a change of Covered Life in violation of the rider’s restrictions;

(h)	You ask for Spousal Continuation in violation of the rider’s restrictions;

(i)	There is a full surrender of your Contract; and/or

(j)	A death benefit becomes payable on Your Contract.

If We terminate this rider, it cannot be re-elected by You with another Covered Life.

On the date this rider is terminated, a prorated share of the Rider Charge will be assessed, and will no longer be assessed thereafter if events (a) through (h) occur. You are not entitled to any cash surrender value associated with this rider upon termination of this rider.

CONTRACT AGGREGATION

For purposes of determining the guaranteed benefits under this rider, We reserve the right to treat one or more deferred variable annuity contracts issued by Us (or Our affiliates) to You with this rider attached as one contract.

ISSUANCE RULES

The issuance of this rider is subject to the terms specified in the Covered Life definition on page 1 of this rider.

This rider is not available if any Covered Life is older than the Maximum Rider Issue Age on the Rider Effective Date.

If the Rider Effective Date is after the Contract Issue Date, the period between the Rider Effective Date and Your next Contract Anniversary will constitute a Contract Year.

ANNUITY COMMENCEMENT DATE

At the Annuity Commencement Date, the Contract may be annuitized under Our standard annuitization rules or the payment of the Lifetime Benefit Payment or Threshold Payment, as the case may be, may continue under the Joint and Last Survivor Life Annuity option. The Contract Value need not be below Our Minimum Amount Rules at the Annuity Commencement Date for the Contract Owner(s) to select the Joint and Last Survivor Life Annuity option.

HL-GMWBJ-11.2	12 Printed in U.S.A. V0D657.FRM
ASSIGNMENT

Notwithstanding anything herein or within Your Contract possibly to the contrary, neither the Contract (including this rider) nor any of Your rights and benefits hereunder may be assigned, pledged or securitized.

RIDER CHARGE

The Rider Charge will never be less than the minimum Rider Charge of [0.50%] nor exceed the maximum Rider Charge of [2.50%]. The Rider Charge will be assessed on each Contract Anniversary based on Your Payment Base. The Rider Charge may increase or decrease each Contract Anniversary beginning with the first Contract Anniversary subject to the limitations above. The Rider Charge will be deducted on a prorated basis from the Sub-Account(s). If We increase the Rider Charge, We may allow You to refuse to accept the increase and waive Your future Market Increases and/or Deferral Bonus(es), if applicable.

If the Rider Effective Date is after the Contract Issue Date, the period between the Rider Effective Date and the next Contract Anniversary will constitute the first Contract Year. The charge for this Contract Year will be prorated based on the number of days between the Rider Effective Date and the next Contract Anniversary.

If this rider is terminated on any date other than the Contract Anniversary, We will deduct a prorated portion of the Rider Charge from Your Contract Value from the amount otherwise payable as stated in the Revocation/Termination section of this rider. The prorated portion of the Rider Charge is equal to the Rider Charge percentage multiplied by the Payment Base prior to the revocation or termination, multiplied by the number of days since the last Contract Anniversary, divided by 365.

The Rider Charge will no longer be assessed upon any of the following events:

(a)	the Rider Maturity Date;

(b)	the Annuity Commencement Date;

(c)	upon the death of a Covered Life or Annuitant.

Signed for Hartford Life Insurance Company [

HL-GMWBJ-11.2	13 Printed in U.S.A. V0D658.FRM

Hartford Life Insurance Company 200 Hopmeadow Street
Simsbury, CT 06089

GUARANTEED MINIMUM WITHDRAWAL BENEFIT PLUS RIDER II-2
(Joint Life/Spousal)

This rider is issued as part of the Contract to which it is attached, and is effective on the Rider Effective Date. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the Contract. This rider has no cash surrender value. This rider provides lifetime guaranteed minimum withdrawal benefits with possible Market Increases and a Deferral Bonus to the Payment Base.

DEFINITIONS

Initial capitalized terms that are not defined in this rider shall have the same meaning as those in Your Contract.

Annual Payment Base Cap – The maximum annual percentage that the Payment Base may be increased by due to a Market Increase or Deferral Bonus is [Not Applicable].

Bonus Base – The basis for determining the Deferral Bonus.

Bonus Period – The Bonus Period commences on the Rider Effective Date. The Bonus Period ends when the first of the following events occur: (a) [10th] Contract Anniversary from the Rider Effective Date, (b) the Valuation Day that You take Your first Partial Surrender (including Your first Lifetime Benefit Payment or Threshold Payment); or (c) the Valuation Day that You first transfer any Contract Value to Other Account(s) in excess of the Transfer Limit. Once the Bonus Period ends, it cannot be re-started.

Covered Life - The Contract Owner (provided the Contract Owner is a person) and the Contract Owner’s spouse (provided the spouse is a joint Contract Owner or Beneficiary who is eligible for spousal continuance). The Annuitant (provided the Contract Owner is not a natural person) and the Annuitant's spouse (provided the spouse is a Beneficiary who is eligible for spousal continuance).

Deferral Bonus - The sum We will add to Your Payment Base on each Contract Anniversary during the effective Bonus Period when a Market Increase does not occur on such Contract Anniversary.

Lifetime Benefit Payment - A Partial Surrender equal to the applicable Withdrawal Percentage multiplied by the Payment Base taken during any Contract Year on or after the Lifetime Income Eligibility Date.

Lifetime Income Eligibility Date - The Valuation Day when the youngest Covered Life has an attained age of [59 1/2].

Market Increase - A potential increase to Your Payment Base equal to the Contract Value prior to the deduction of the Rider Charge due to market performance. A potential increase to Your Payment Base is determined on each Contract Anniversary commencing on the first Contract Anniversary and ending upon and including the Contract Anniversary immediately following the oldest Covered Life’s [90th] birthday.

HL-GMWBJP-11.2	1 Printed in U.S.A. V0D659.FRM

Maximum Rider Issue Age – No Covered Life may be [81] years old or older on the Rider Effective Date.

Other Account(s) - Any investment vehicle(s) offered and authorized by Us that We designate by rider from time-to-time. Other Account(s) excludes the Sub-Account(s) and Fixed Account, if applicable.

Partial Surrender - Any withdrawal of Contract Value which may be subject to charges, if applicable.

Payment Base - The basis for determining the Threshold Payment, Lifetime Benefit Payment, Transfer Limit, and Rider Charge.

Rider Effective Date – The later of the Contract Issue Date or the date that this rider becomes part of Your Contract.

Rider Maturity Date - The last to occur of the following: (a) the Valuation Day that We receive Due Proof of Death of the Contract Owner, joint Contract Owner or Annuitant; or (b) Annuity Commencement Date.

Threshold Payment – A Partial Surrender equal to [4%] multiplied by the Payment Base taken during any Contract Year prior to the Lifetime Income Eligibility Date.

Transfer Limit – An amount used to determine the change in the Payment Base and Bonus Base, if applicable, following a Transfer to Other Account(s) in any Contract Year.

Withdrawal Percentage – The percentage of Your Payment Base that You may withdraw in the form of a Lifetime Benefit Payment. Your Withdrawal Percentage is set based on the attained age of the youngest Covered Life based on the following schedule:

Relevant Covered Life’s Attained Age (Age Band)	Withdrawal Percentage
[59 ½ - 64	[4%
65 – 90+]	5%]

The Withdrawal Percentage will be set at the time of Your first Lifetime Benefit Payment or Partial Surrender based on the attained age of the youngest Covered Life. Your Withdrawal Percentage may increase based on the current attained age of the youngest Covered Life if You have not taken any Partial Surrenders. The Withdrawal Percentage will reset based on the current attained age of the youngest Covered Life provided there is a Market Increase and a new age band has been reached.

HL-GMWBJP-11.2	2 Printed in U.S.A. V0D660.FRM

PAYMENT BASE

If You elect this rider on the Contract Issue Date, then Your initial Payment Base is equal to Your initial Premium Payment. If You elect this rider after the Contract Issue Date, then Your initial Payment Base is equal to Your Contract Value as of the Rider Effective Date. Your Payment Base is calculated without deduction for sales charges, if any.

Your Payment Base may be reset each Contract Anniversary commencing on the first Contract Anniversary and ending upon and including the Contract Anniversary immediately following the oldest Covered Life’s [90th] birthday. The reset is equal to the greater of (A) or the sum of (B) and (C); subject to a maximum (D) where:

A = Market Increase.
B = Your current Payment Base.
C = The Deferral Bonus, if applicable.
D = Your Current Payment Base * (1 + Annual Payment Base Cap), if applicable.

Your Payment Base may be increased when any of the following events occur:

a)	Subsequent Premium Payments are made;

b)	Transfers from Other Account(s) are made; and/or

c)	Contract Anniversary.

In no event shall Your Payment Base exceed [$5,000,000].

Your Payment Base may be decreased when You take Partial Surrenders or make Transfers into Other Account(s) in accordance with the provisions captioned in the “Partial Surrenders & Transfers” section below.

DEFERRAL BONUS

On each Contract Anniversary during the effective Bonus Period, We may apply a Deferral Bonus to Your Payment Base. The Deferral Bonus will equal [6%] of the Bonus Base, as of the Valuation Day prior to each Contract Anniversary during the effective Bonus Period. The Deferral Bonus percentage will not change during the effective Bonus Period.

If You elect this rider on the Contract Issue Date, then Your initial Bonus Base is Your initial Premium Payment. If You elect this rider after the Contract Issue Date, then Your initial Bonus Base is Your Contract Value as of the Rider Effective Date. Your Bonus Base is calculated without deduction for charges, if any.

Your Bonus Base will be reset on each Contract Anniversary during the effective Bonus Period to equal to the greater of:

a)	Payment Base when a Market Increase to the Payment Base occurs; or

b)	Your Bonus Base on the Valuation Day prior to each Contract Anniversary during the effective Bonus Period;

Your Bonus Base is increased by the dollar amount of:

a)	Subsequent Premium Payments; and/or

b)	Transfer(s) from Other Account(s)

that are made during the effective Bonus Period.

HL-GMWBJP-11.2	3 Printed in U.S.A. V0D661.FRM

For cumulative Transfers to Other Account(s) during each Contract Year during the effective Bonus Period that are equal to or less than the Transfer Limit, Your Bonus Base will be reduced on a dollar-for-dollar basis.

For cumulative Transfers to Other Account(s) during each Contract Year during the effective Bonus Period that are greater than the Transfer Limit, such Transfers will cause the Bonus Period to end and the Bonus Base becomes zero.

LIFETIME BENEFIT PAYMENT

Your Lifetime Benefit Payment is equal to Your applicable Withdrawal Percentage multiplied by Your then current Payment Base.

Your Lifetime Benefit Payment will be set on the later of Your Rider Effective Date or the Lifetime Income Eligibility Date. Your Lifetime Benefit Payment prior to the Rider Maturity Date may thereafter reset based upon any or all of the following events:

a)	On the Contract Anniversary;

b)	On the birthday where the youngest Covered Life has attained an age that results in a new Age Band;

c)	When a subsequent Premium Payment has been made (provided that such Premium Payment does not cause the Payment Base to exceed [$5,000,000];

d)	When a Transfer from Other Account(s) has been made;

e)	When a Partial Surrender or a Transfer to Other Account(s) has been made; and/or

f)	When there is a change in the Covered Life or Spousal Continuation.

If Your Lifetime Benefit Payment on Your most recent Contract Anniversary exceeds Your Annual Withdrawal Amount, if applicable, We will waive applicable Contingent Deferred Sales Charges up to the amount of Your Lifetime Benefit Payment.

THRESHOLD PAYMENT

Your Threshold Payment is equal to [4%] multiplied by Your then current Payment Base. Your Threshold Payment will cease on the Lifetime Income Eligibility Date whereupon Lifetime Benefit Payments will be available to You.

Your Threshold Payment will be set on the Your Rider Effective Date and may thereafter reset based upon any or all of the following events:

a)	On the Contract Anniversary;

b)	When a subsequent Premium Payment has been made (provided that such Premium Payment does not cause the Payment Base to exceed [$5,000,000];

c)	When a Transfer from Other Account(s) has been made;

d)	When a Partial Surrender or a Transfer to Other Account(s) has been made; and/or

e)	When there is a change in the Covered Life or Spousal Continuation.

If Your Threshold Payment on Your most recent Contract Anniversary exceeds Your Annual Withdrawal Amount, if applicable, We will waive applicable Contingent Deferred Sales Charges up to the amount of Your Threshold Payment.

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TRANSFER LIMIT

The Transfer Limit is used to determine the change in the Payment Base and Bonus Base following a Transfer to Other Account(s) in any Contract Year. The Transfer Limit will equal Your applicable Withdrawal Percentage multiplied by Your then current Payment Base. The terms of this rider shall prevail in the event of a conflict between the terms of this rider and any other concurrent rider with respect to the Transfer Limit.

Your Transfer Limit will be set and reset under the following circumstances:

a)	On the Rider Effective Date

b)	On the Contract Anniversary;

c)	When a subsequent Premium Payment has been made (provided that such Premium Payment does not cause the Payment Base to exceed [$5,000,000];

d)	When a Transfer to Other Account(s) has been made;

e)	When a Transfer from Other Account(s) has been made;

f)	On the birthday where the youngest Covered Life has attained an age that results in a new Age Band; and/or

g)	When there is a change in the Covered Life or Spousal Continuation.

PARTIAL SURRENDERS & TRANSFERS

Your Payment Base may be reduced by Partial Surrenders and/or Transfer(s) to Other Account(s) based on the circumstances described below:

1.	Prior to the Lifetime Income Eligibility Date:

a)	For cumulative Partial Surrenders during each Contract Year that are equal to or less than the Threshold Payment, Your Payment Base will be reduced on a dollar-for-dollar basis.

b)
For any Partial Surrender that first causes cumulative Partial Surrenders during the Contract Year to exceed the Threshold Payment, the adjustment is the dollar amount of the Partial Surrender that does not exceed the Threshold Payment. For the portion of the Partial Surrender that exceeds the Threshold Payment, We will reduce Your Payment Base by the following factor:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender during the Contract Year in excess of the Threshold Payment;
B = Contract Value immediately prior to the Partial Surrender; and
C = The Threshold Payment, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

c)	For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the Threshold Payment, We will reduce Your Payment Base by the following factor:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

d)	Any remaining available Threshold Payment during a Contract Year may not be carried over to future Contract Years.

e)	For cumulative Transfers to Other Account(s) during each Contract Year that are equal to or less than the Transfer Limit, Your Payment Base will be reduced on a dollar-for-dollar basis.

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f)
For any Transfer to Other Account(s) that first causes cumulative Transfers to Other Account(s) during the Contract Year to exceed the Transfer Limit, the adjustment is the dollar amount of the Transfer to Other Account(s) that does not exceed the Transfer Limit. For the portion of the Transfer to Other Account(s) that exceeds the Transfer Limit, We will reduce Your Payment Base by the following factor:

1 - (A/(B-C)) where:
A = The amount of the Transfer to Other Account(s) during the Contract Year in excess of the Transfer Limit;
B = Contract Value immediately prior to the Transfer to Other Account(s); and
C = The Transfer Limit, less any prior Transfers to Other Account(s) during the Contract Year. If C results in a negative number, C becomes zero.

g)
For any additional Transfers to Other Account(s) during each Contract Year, where the sum of all prior Transfers to Other Account(s) exceed the Transfer Limit, We will reduce Your Payment Base by the following factor:

1 - (A/B) where:
A = The amount of the Transfer to Other Account(s); and
B = Contract Value immediately prior to the Transfer to Other Account(s).

h)	Any remaining available Transfer Limit during a Contract Year may not be carried over to future Contract Years.

2.	After the Lifetime Income Eligibility Date:

a)	For cumulative Partial Surrenders during each Contract Year that are equal to or less than the Lifetime Benefit Payment, Your Payment Base will not be reduced.

b)
For cumulative Partial Surrenders during the Contract Year that exceed the Lifetime Benefit Payment that were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) requirements imposed by federal law, Your Payment Base will not be reduced.

c)
For any Partial Surrender that first causes the cumulative Partial Surrenders in a Contract Year to exceed the Lifetime Benefit Payment, and the RMD exception above does not apply, We will reduce Your Payment Base by the following factor with respect to that portion of Your Partial Surrender that exceeds the current Lifetime Benefit Payment:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the current Lifetime Benefit Payment;
B = Contract Value immediately prior to the Partial Surrender(s); and
C = The current Lifetime Benefit Payment, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

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d)
For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the current Lifetime Benefit Payment, We will reduce Your Payment Base by the following factor:

1 - (A/B) where:
A = The amount of the Partial Surrender(s); and
B = Contract Value immediately prior to the Partial Surrender(s).

e)	Any remaining available Lifetime Benefit Payment during a Contract Year may not be carried over to future Contract Years.

f)	For cumulative Transfers to Other Account(s) during each Contract Year that are equal to or less than the Transfer Limit, Your Payment Base will be reduced on a dollar-for-dollar basis.

g)
For any Transfer to Other Account(s) that first causes cumulative Transfers to Other Account(s) during the Contract Year to exceed the Transfer Limit, the adjustment is the dollar amount of the Transfer to Other Account(s) that does not exceed the Transfer Limit. For the portion of the Transfer to Other Account(s) that exceeds the Transfer Limit, We will reduce Your Payment Base by the following factor:

1 - (A/(B-C)) where:
A = The amount of the Transfer to Other Account(s) during the Contract Year in excess of the Transfer Limit;
B = Contract Value immediately prior to the Transfer to Other Account(s); and
C = The Transfer Limit, less any prior Transfers to Other Account(s) during the Contract Year. If C results in a negative number, C becomes zero.

h)
For any additional Transfers to Other Account(s) during each Contract Year, where the sum of all prior Transfers to Other Account(s) exceed the Transfer Limit, We will reduce Your Payment Base by the following factor:

1 - (A/B) where:
A = The amount of the Transfer to Other Account(s); and
B = Contract Value immediately prior to the Transfer to Other Account(s).

i)	Any remaining available Transfer Limit during a Contract Year may not be carried over to future Contract Years.

SPOUSAL CONTINUATION

The following are the effects of a Covered Life change if Your spouse continues the Contract under the "Spouse Beneficiary" provision of the Contract, if applicable:

1.	The surviving spouse becomes the new Contract Owner and the new Covered Life on the effective Valuation Day of the spousal continuation.

2.	The surviving spouse may continue the Contract and We will continue this rider with respect to all benefits, at the then current Rider Charge.

3.	The Payment Base will be set equal to the greater of the Contract Value or the Payment Base on the continuation date.

4.	The Bonus Base will be set equal to the greater of the Contract Value or the Bonus Base on the continuation date.

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5.	The Deferral Bonus feature will continue, if applicable.

6.	The Bonus Period will not reset; the Bonus Period will continue uninterrupted.

7.
The Lifetime Benefit Payment, Threshold Payment, if applicable; the Transfer Limit, if applicable; and Withdrawal Percentage will be recalculated on the continuation date based on the youngest Covered Life’s attained age on the effective Valuation Day of the spousal continuation. The Lifetime Benefit Payment, Threshold Payment, and Transfer Limit, if applicable, will be equal to the Payment Base as of the trade date of the spousal continuation multiplied by the Withdrawal Percentage. The full amount of the recalculated Lifetime Benefit Payment, or Threshold Payment, and Transfer Limit, will be available for the remainder of the Contract Year.

8.
If there was a Partial Surrender since the Rider Effective Date, the Withdrawal Percentage will remain at the current percentage. If there has not been a Partial Surrender since the Rider Effective Date, the Withdrawal Percentage will be based on the attained age of the remaining Covered Life at the time of Spousal Continuation.

9.	The Contract Owner may not name a new Contract Owner.

10.	The Contract Owner may name a new Beneficiary.

11.	This rider will terminate upon the death of the surviving Covered Life.

12.	If the age of the new Covered Life is greater than the Maximum Rider Issue Age at the time of the continuation, We will terminate this rider.

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COVERED LIFE CHANGE

Any Contract change which causes a change in the Covered Life may result in the recalculation or termination of the benefits provided under this rider. The following are the effects of a change in a Covered Life:

1.
If the attained age of the oldest Covered Life on the effective Valuation Day of the Covered Life change is greater than the Maximum Rider Issue Age, We will terminate this rider. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter.

2.	If the attained age of the oldest Covered Life in effect on the effective Valuation Day of the Covered Life change is less than or equal to the Maximum Rider Issue Age, the following options apply:

a)
Covered Life changes within the first [6] months from the Contract Issue Date will have no impact on the Payment Base or the Bonus Base. The Lifetime Benefit Payment, Threshold Payment, if applicable, Withdrawal Percentage, and Transfer Limit will be recalculated using the youngest Covered Life’s attained age on the effective Valuation Day of the Covered Life change.

b)	Covered Life changes after the first [6] months from the Contract Issue Date will cause a recalculation of the benefits if:

3.	You and Your Spouse are no longer married, for reasons other than death, then Covered Life Changes may occur as follows:

a)
If Partial Surrender(s) have not been made, You may remove Your former spouse as a Covered Life, and replace such spouse with Your new spouse, if applicable. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the Payment Base and Bonus Base. The Withdrawal Percentage will be based on the youngest Covered Life. The Lifetime Benefit Payment, the Threshold Payment and the Transfer Limit, if applicable will be equal to the Withdrawal Percentage multiplied by the Payment Base as of the date of the Covered Life change.

b)
If Partial Surrender(s) have been made, then You may remove Your former spouse as a Covered Life. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the Payment Base and Bonus Base. The Withdrawal Percentage will be based on the remaining Covered Life. The Lifetime Benefit Payment, the Threshold Payment and the Transfer Limit, if applicable will be equal to the Withdrawal Percentage multiplied by the Payment Base as of the date of the Covered Life change.

Any other change causes a change in the Covered Life, then We will terminate this Rider. The Rider Charge is assessed on termination date, and then will no longer be assessed.

If after the above resets, the new Lifetime Benefit Payment, Threshold Payment, as applicable, or Transfer Limit exceeds the sum of prior withdrawals or Transfers to Other Account(s) made during that Contract Year, the difference between these amounts will be available and applicable for the remainder of that Contract Year.

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INVESTMENT RESTRICTIONS

You must continuously comply with the following investment restrictions (Investment Restrictions) in order to receive rider benefits.

1.
Unless We agree otherwise, You must invest, reinvest and rebalance Your Contract Value (including future investments) within an approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s) approved and designated by Us that correspond with the rider version chosen on the Rider Effective Date, as the same may be amended, replaced or substituted from time to time by Us in our sole discretion.

2.
We reserve the right to add, replace or substitute approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s). We reserve the right to remove, close or restrict any approved asset allocation model(s), investment program(s), Sub-Account(s), investment program(s) or Other Account(s) to new or subsequent investments.

3.
Any failure or refusal to promptly invest, maintain, reallocate and/or reinvest Your Contract Value within an approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s), as the same may be amended, replaced or substituted from time to time, shall be deemed to be a violation of these Investment Restrictions unless waived by Us in our sole discretion. For the purposes of the foregoing, “promptly” shall mean [5] business days after posting notice of a directive to invest, maintain, reallocate and/or Contract Value as aforesaid.

4.
Any and all Sub-Account transfers required to ensure Your compliance with these Investment Restrictions shall not be used in determining the number of permissible transfers allowed during that Contract Year.

5.
If You violate any of the terms of these Investment Restrictions, including a refusal to reallocate Your investments as set forth above, We will assess a pro-rated share of the Rider Charge and will no longer assess a Rider Charge thereafter.

6.
Notwithstanding anything possibly to the contrary, in the event of a conflict between these Investment Restrictions and those imposed by any other rider, the Investment Restrictions described in this rider shall prevail.

7.
By electing the rider, You hereby irrevocably agree and consent to Our sharing with Our affiliates and designees personal data regarding Your elections hereunder, including, but not limited to, Your Contract Value, asset allocation model, investment program, partial surrenders, and lapsation data. You direct Us to share any such data to the extent that We believe necessary or desirable for Us to do so in order for Us or an affiliate or designee of Ours to properly to manage any of our guarantee obligations or any Sub- Account available hereunder.

8.
Notwithstanding anything to the contrary within Your Contract, You must obtain Our prior approval to make any Premium Payments after the [1st] Contract Anniversary after the Rider Effective Date. Notwithstanding anything possibly to the contrary within Your Contract, We will not accept any subsequent Premium Payments in excess of [$100,000] in the aggregate during any Contract Year without Our prior approval.

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MINIMUM AMOUNT RULE

Prior to the Annuity Commencement Date, if (A) on any Contract Anniversary Your Contract Value, due to investment performance, is reduced below an amount equal to the greater of either (i) the Contract minimum rule stated under Your Contract or (ii) one of Your Lifetime Benefit Payments or such lower amount as We, in Our discretion, may establish; or (B) on any Valuation Day, as a result of a Partial Surrender, Your Contract Value is reduced below (x) an amount equal to the greater of the Contract minimum rule stated under Your Contract or (y) one of Your Lifetime Benefit Payments or such lower amount as We, in Our discretion, may establish, then:

1.
You must transfer Your remaining Contract Value to an asset allocation model(s), investment program(s), Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by Us for purposes of the Minimum Amount Rule.

a)	One of the approved investment options, as described above, must be elected within [10] days from the date the minimum amount was reached.

b)
If We do not receive Your election within the above stated time frame, You will be deemed to have irrevocably authorized Us to move Your remaining Contract Value into the Money Market Sub- account, other investment option(s) approved by Us.

c)
If You choose not to participate in one of the approved investment options, then We will automatically liquidate Your remaining Contract Value. Any applicable Contingent Deferred Sales Charge will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment option, the following rules will apply:

a)
You will receive Your then current Lifetime Benefit Payment, which will be equal to Your Lifetime Benefit Payment at the time Your Contract Value reduces below Our Minimum Amount Rules then in effect, at the frequency of Your choice and acceptable to Us.

b)	Ongoing Lifetime Benefit Payments will no longer reduce Your Contract Value.

c)	We will no longer accept subsequent Premium Payments or Transfers from Other Account(s).

d)	We will waive the Annual Maintenance Fee and Rider Charge on Your Contract.

e)	Payment Base increases on each Contract Anniversary will no longer apply.

After the transfer of the Contract Value due to the Minimum Amount Rules above, if cumulative partial Surrenders within a Contract Year are requested in excess of the Lifetime Benefit Payment, then We will automatically liquidate Your remaining Contract Value. Any applicable Contingent Deferred Sales Charge will be assessed and the Contract will be terminated.

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REVOCATION/TERMINATION

You may not revoke this rider. We may terminate this rider based on the following events or circumstances:

(a)	Upon the Rider Maturity Date;

(b)	You assign the Contract or any of Your rights;

(c)	You or any subsequent Covered Life violate the Issuance Rules;

(d)	You violate the Investment Restrictions;

(e)	Your Contract Value falls below our Minimum Amount Rule;

(f)	You violate the terms of the Contract or any other rider;

(g)	You ask for a change of Covered Life in violation of the rider’s restrictions;

(h)	You ask for Spousal Continuation in violation of the rider’s restrictions;

(i)	There is a full surrender of your Contract; and/or

(j)	A death benefit becomes payable on Your Contract.

If We terminate this rider, it cannot be re-elected by You with another Covered Life.

On the date this rider is terminated, a prorated share of the Rider Charge will be assessed, and will no longer be assessed thereafter if events (a) through (h) occur. You are not entitled to any cash surrender value associated with this rider upon termination of this rider.

CONTRACT AGGREGATION

For purposes of determining the guaranteed benefits under this rider, We reserve the right to treat one or more deferred variable annuity contracts issued by Us (or Our affiliates) to You with this rider attached as one contract.

ISSUANCE RULES

The issuance of this rider is subject to the terms specified in the Covered Life definition on page 1 of this rider.

This rider is not available if any Covered Life is older than the Maximum Rider Issue Age on the Rider Effective Date.

If the Rider Effective Date is after the Contract Issue Date, the period between the Rider Effective Date and Your next Contract Anniversary will constitute a Contract Year.

ANNUITY COMMENCEMENT DATE

At the Annuity Commencement Date, the Contract may be annuitized under Our standard annuitization rules or the payment of the Lifetime Benefit Payment or Threshold Payment, as the case may be, may continue under the Joint and Last Survivor Life Annuity option. The Contract Value need not be below Our Minimum Amount Rules at the Annuity Commencement Date for the Contract Owner(s) to select the Joint and Last Survivor Life Annuity option.

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ASSIGNMENT

Notwithstanding anything herein or within Your Contract possibly to the contrary, neither the Contract (including this rider) nor any of Your rights and benefits hereunder may be assigned, pledged or securitized.

RIDER CHARGE

The Rider Charge will never be less than the minimum Rider Charge of [0.50%] nor exceed the maximum Rider Charge of [2.50%]. The Rider Charge will be assessed on each Contract Anniversary based on Your Payment Base. The Rider Charge may increase or decrease each Contract Anniversary beginning with the first Contract Anniversary subject to the limitations above. The Rider Charge will be deducted on a prorated basis from the Sub-Account(s). If We increase the Rider Charge, We may allow You to refuse to accept the increase and waive Your future Market Increases and/or Deferral Bonus(es), if applicable.

If the Rider Effective Date is after the Contract Issue Date, the period between the Rider Effective Date and the next Contract Anniversary will constitute the first Contract Year. The charge for this Contract Year will be prorated based on the number of days between the Rider Effective Date and the next Contract Anniversary.

If this rider is terminated on any date other than the Contract Anniversary, We will deduct a prorated portion of the Rider Charge from Your Contract Value from the amount otherwise payable as stated in the Revocation/Termination section of this rider. The prorated portion of the Rider Charge is equal to the Rider Charge percentage multiplied by the Payment Base prior to the revocation or termination, multiplied by the number of days since the last Contract Anniversary, divided by 365.

The Rider Charge will no longer be assessed upon any of the following events:

(a)	the Rider Maturity Date;

(b)	the Annuity Commencement Date;

(c)	upon the death of a Covered Life or Annuitant.

Signed for Hartford Life Insurance Company [

]

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Hartford Life Insurance Company 200 Hopmeadow Street
Simsbury, CT 06089

GUARANTEED MINIMUM WITHDRAWAL BENEFIT PLUS RIDER M
(Joint Life/Spousal)

This rider is issued as part of the Contract to which it is attached, and is effective on the Rider Effective Date. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the Contract. This rider has no cash surrender value. This rider provides lifetime guaranteed minimum withdrawal benefits with possible Market Based Steps and a Deferral Bonus to the Payment Base. If this rider is terminated or revoked, the provisions of the Contract to which it is attached or any optional rider still in effect prevail.

DEFINITIONS

Initial capitalized terms that are not defined in this rider shall have the same meaning as those in Your Contract.

Anniversary Payment Base – The value on any Contract Anniversary during the Deferral Bonus Period used to determine if a reset to the Payment Base will occur.

Covered Life - The Annuitant and the Annuitant’s spouse (provided the spouse is a Contract Owner, a joint Contract Owner or the sole primary Beneficiary who is eligible for spousal continuation). We reserve the right to allow the designation of the Annuitant’s spouse as a Covered Life without being Contract Owner, a joint Contract Owner or the sole primary Beneficiary provided that the non-natural custodial Contract Owner may elect spousal continuation on behalf of the Annuitant’s spouse.

Deferral Bonus - A percentage of the Deferral Bonus Base that We add to Your Anniversary Payment Base on each Contract Anniversary during the effective Deferral Bonus Period.

Deferral Bonus Base – The basis for determining the Deferral Bonus.

Deferral Bonus Period – The Deferral Bonus Period starts on the Rider Effective Date. The Deferral Bonus Period ends when the first of the following events occur: (a) [10th] Contract Anniversary from the Rider Effective Date, (b) the Valuation Day that You take Your first Partial Surrender (including Your first Lifetime Benefit Payment or Threshold Payment); or (c) the Valuation Day that You first transfer any Contract Value to
Other Account(s) in excess of the Transfer Limit. Once the Deferral Bonus Period ends, it cannot be re- started.

Lifetime Benefit Payment - On or after the Lifetime Income Eligibility Date, an amount that may be taken by Partial Surrender(s) during any Contract Year.

Lifetime Income Eligibility Date - The Valuation Day when the youngest Covered Life has an attained age of [59 1/2].

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Market Based Step – A potential increase to Your Payment Base that occurs when (A) Your Contract Value on any Modal Valuation Day, prior to the deduction of any applicable Rider Charge, is greater than the Payment Base as of the prior Valuation Day and (B) a Deferral Bonus does not apply.

Maximum Rider Issue Age – The Maximum Rider Issue Age is [81].

Modal Payment Base Cap – The maximum percentage, applied at the periodic frequency, that the Payment Base may be increased due to a Market Based Step on any Modal Valuation Day is [Not Applicable].

Modal Valuation Day – Any periodic Valuation Day that we compare Your Contract Value and Your Payment Base for the purposes of determining if a Market Based Step occurs.

Other Account(s) - Any investment vehicle(s) offered and authorized by Us that We designate by rider from time-to-time. Other Account(s) excludes the Sub-Account(s) and Fixed Account, if applicable.

Partial Surrender - Any withdrawal of a portion of Your Contract Value which may be subject to charges, if applicable.

Payment Base - The basis for determining the Threshold Payment, Lifetime Benefit Payment, Transfer Limit, and Rider Charge.

Rider Effective Date – The later of the Contract Issue Date or the date that this rider becomes part of Your Contract.

Rider Maturity Date - The last to occur of the following: (a) the Valuation Day that We receive Due Proof of Death of both the Annuitant and the Annuitant’s spouse; (b) the election of a Death Benefit option that does not continue this Contract; or (c) the Annuity Commencement Date.

Threshold Payment – Prior to the Lifetime Income Eligibility Date, an amount that may be taken by Partial Surrender(s) during any Contract Year.

Transfer Limit – An amount that may be allocated by Transfer to Other Account(s) in any Contract Year.

Withdrawal Percentage – The percentage used to determine the Lifetime Benefit Payment and Transfer Limit.

MODAL VALUATION DAY

The Modal Valuation Day will occur [on a daily basis]. In the event that the Modal Valuation Day occurs on a non- Valuation Day, the following Valuation Day will be considered the Modal Valuation Day.

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WITHDRAWAL PERCENTAGE

Your Withdrawal Percentage is set based on the attained age of the youngest Covered Life based on the following schedule:

Youngest Covered Life’s Attained Age (Age Band)	Withdrawal Percentage
[59 ½ - 64	[4%
65 – 84	5%
85+]	6%]

The Withdrawal Percentage will be set at the later of Your first Partial Surrender or Your Lifetime Income Eligibility Date based on the attained age of the youngest Covered Life. The Withdrawal Percentage may increase based on the current attained age of the youngest Covered Life provided there is a Market Based Step and a new age band has been reached.

PAYMENT BASE AND ANNIVERSARY PAYMENT BASE

If You elect this rider on the Contract Issue Date, then Your initial Payment Base and Your initial Anniversary Payment Base are each equal to Your initial Premium Payment. If You elect this rider after the Contract Issue Date, then Your initial

Payment Base and Your initial Anniversary Payment Base are each equal to Your Contract Value as of the Rider Effective Date. Your Payment Base and Your Anniversary Payment Base are each calculated without deduction for sales charges, if any.

Your Payment Base may be reset each Modal Valuation Day following the Rider Effective Date and ending upon and including the Modal] Valuation Day concurrent with or immediately following the first to occur of any Owner’s or oldest Covered Life’s [90th] birthday. The reset is equal to the greater of (A) or (B) subject to a maximum (C) where:

A = Your Payment Base as of the prior Valuation Day.
B = Your Contract Value, prior to the deduction of any applicable Rider Charge.
C = Your Payment Base as of the prior Valuation Day times the sum of 100% plus the Modal Payment Base Cap, if applicable.

When the Modal Valuation Day occurs on the Contract Anniversary, the reset is equal to the greater of (A) or (B) subject to a maximum (C) defined above, or the sum of (D) plus (E) where:

D = Your Anniversary Payment Base as of the prior Valuation Day. E = The Deferral Bonus, if applicable.

Your Anniversary Payment Base may be reset each Contract Anniversary subsequent to the Rider Effective Date and ending upon and including the Contract Anniversary immediately following the first to occur of any Owner’s or oldest Covered Life’s [90th] birthday. Upon any reset, the Anniversary Payment Base will equal the greater of the
Payment Base or the Anniversary Payment Base as of the prior Valuation Day.

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DEFERRAL BONUS

On each Contract Anniversary during the effective Deferral Bonus Period, We may apply a Deferral Bonus to Your Payment Base. The Deferral Bonus will equal a percentage of the Deferral Bonus Base, as of the Valuation Day prior to each Contract Anniversary during the effective Deferral Bonus Period. If You elect this rider after Your Contract Issue Date, the Deferral Bonus on the first Contract Anniversary following the Rider Effective Date will be prorated for the number of days of the Contact Year since Your election.

The Deferral Bonus percents applicable to your Contract are described in the table below.

Anniversary following the Rider Effective Date	Deferral Bonus Percent
[1st]	[6%]
[2nd]	[6%]
[3rd]	[6%]
[4th]	[6%]
[5th]	[6%]
[6th]	[6%]
[7th]	[6%]
[8th]	[6%]
[9th]	[6%]
[10th]	[6%]

[We reserve the right to apply, on a non-discriminatory basis, an additional amount to the above-stated Deferral Bonus percentages [on all Contract Anniversaries] during the Deferral Bonus Period when cumulative Premium Payments made during the first Contract Year are equal to or in excess of [$250,000].]

If You elect this rider on the Contract Issue Date, then Your initial Deferral Bonus Base is Your initial Premium Payment. If You elect this rider after the Contract Issue Date, then Your initial Deferral Bonus Base is Your Contract Value as of the Rider Effective Date. Your Deferral Bonus Base is calculated without deduction for sales charges, if any.

Your Deferral Bonus Base may be reset on each Contract Anniversary during the effective Deferral Bonus Period to equal the Payment Base provided that the Payment Base value is greater than the sum of (a) and (b) where:

(a) = The Anniversary Payment Base as of the prior Valuation Day.
(b) = The Deferral Bonus.

SUBSEQUENT PREMIUM PAYMENTS AND TRANSFERS FROM OTHER ACCOUNT(S)

Your Payment Base, Anniversary Payment Base and Deferral Bonus Base may be increased by the dollar amount of the following transactions:

a)	A Subsequent Premium Payment.

b)	A Transfer from Other Account(s).

The Deferral Bonus Base will not increase if the Deferral Bonus Period has ended. In no event shall Your Payment Base, Anniversary Payment Base or Deferral Bonus Base exceed [$5,000,000].

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LIFETIME BENEFIT PAYMENT

Upon the later of Your Lifetime Income Eligibility Date or Your first Partial Surrender, Your Lifetime Benefit Payment is equal to Your applicable Withdrawal Percentage multiplied by Your then current Payment Base.

Your Lifetime Benefit Payment prior to the Rider Maturity Date may reset upon any of the following events provided that such event does not cause the Payment Base to exceed [$5,000,000]:

a)	Contract Anniversary;

b)	Market Based Step on or after a birthday when the youngest Covered Life has attained an age that results in a new age band;

c)	A subsequent Premium Payment is made;

d)	A Transfer from Other Account(s) is made;

e)	A Partial Surrender exceeds the Lifetime Benefit Payment on a cumulative basis;

f)	A Transfer to Other Account(s) exceeds the Transfer Limit on a cumulative basis; or

g)	A change in a Covered Life or Spousal Continuation.

If Your Lifetime Benefit Payment exceeds Your Annual Withdrawal Amount, if applicable, We will waive applicable Contingent Deferred Sales Charges up to the amount of Your Lifetime Benefit Payment.

Any Lifetime Benefit Payment amount remaining at the end of a Contract Year may not be carried over to future Contract Years.

THRESHOLD PAYMENT

Upon Your first Partial Surrender prior to the Lifetime Income Eligibility Date, Your Threshold Payment is equal to [4%] multiplied by Your then current Payment Base.

Your Threshold Payment will be set on Your Rider Effective Date and may thereafter reset based upon any or all of the following events, provided that such event does not cause the Payment Base to exceed [$5,000,000]:

a)	Contract Anniversary;

b)	A subsequent Premium Payment is made;

c)	A Transfer from Other Account(s) is made;

d)	A Partial Surrender exceeds the Threshold Payment on a cumulative basis;

e)	A Transfer to Other Account(s) exceeds the Transfer Limit on a cumulative basis; or

f)	A change in a Covered Life or Spousal Continuation.

If Your Threshold Payment exceeds Your Annual Withdrawal Amount, if applicable, We will waive applicable Contingent Deferred Sales Charges up to the amount of Your Threshold Payment.

Your Threshold Payment will cease on the Lifetime Income Eligibility Date upon which Lifetime Benefit Payments will be available to You.

Any Threshold Payment amount remaining at the end of a Contract Year may not be carried over to future Contract Years.

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TRANSFER LIMIT

The Transfer Limit is used to determine the change in the Payment Base, Anniversary Payment Base and Deferral Bonus Base upon a Transfer to Other Account(s) in any Contract Year. The Transfer Limit will equal Your applicable Withdrawal Percentage multiplied by Your then current Payment Base. The terms of this rider shall prevail in the event of a conflict between the terms of this rider and any other concurrent rider with respect to the Transfer Limit.

Your Transfer Limit will be set and reset upon the following events, provided that such event does not cause the Payment Base to exceed [$5,000,000]:

a)	Rider Effective Date

b)	Contract Anniversary;

c)	A subsequent Premium Payment is made;

d)	A Transfer from Other Account(s) is made;

e)	A Transfer to Other Account(s) that exceeds the Transfer Limit on a cumulative basis;

f)	A Partial Surrender that exceeds the Lifetime Benefit Payment or Threshold Payment, as applicable, on a cumulative basis;

g)	Market Based Step on or after the birthday where the youngest Covered Life has attained an age that results in a new Age Band; or

h)	A change in a Covered Life or Spousal Continuation.

Any Transfer Limit amount remaining at the end of a Contract Year may not be carried over to future Contract Years.

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PARTIAL SURRENDERS

Your Payment Base, Anniversary Payment Base and Deferral Bonus Base may be reduced by Partial Surrenders based on the circumstances described below:

1.	Your first Partial Surrender will end the Deferral Bonus Period, if applicable.

2.	Prior to the Lifetime Income Eligibility Date:

a)
For cumulative Partial Surrenders during each Contract Year that are equal to or less than the Threshold Payment, Your Payment Base and Anniversary Payment Base will be reduced on a dollar-for-dollar basis.

b)
For any Partial Surrender that first causes cumulative Partial Surrenders during the Contract Year to exceed the Threshold Payment, Your Payment Base and Anniversary Payment Base each will be reduced by the dollar amount of the Partial Surrender that does not exceed the Threshold Payment. Then, Your Payment Base and Anniversary Payment Base each will be reduced for the portion of the Partial Surrender that exceeds the Threshold Payment by the following factor:

1 - (A/(B-C)) where:

A = The amount of the Partial Surrender during the Contract Year in excess of the Threshold Payment;
B = Contract Value immediately prior to the Partial Surrender; and
C = The Threshold Payment, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

c)
For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the Threshold Payment, We will reduce Your Payment Base and Anniversary Payment Base by the following factor:

1 - (A/B) where:

A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

3.	After the Lifetime Income Eligibility Date:

a)	For cumulative Partial Surrenders during each Contract Year that are equal to or less than the Lifetime Benefit Payment, Your Payment Base and Anniversary Payment Base will not be reduced.

b)
For cumulative Partial Surrenders during the Contract Year that exceed the Lifetime Benefit Payment that were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) requirements imposed by federal law, Your Payment Base and Anniversary Payment Base will not be reduced.

c)
For any Partial Surrender that first causes the cumulative Partial Surrenders in a Contract Year to exceed the Lifetime Benefit Payment, and the RMD exception above does not apply, We will reduce Your Payment Base and Anniversary Payment Base each by the following factor with respect to that portion of Your Partial Surrender that exceeds the current Lifetime Benefit Payment:

1 - (A/(B-C)) where:

A = The amount of the Partial Surrender(s) during the Contract Year in excess of the current Lifetime Benefit Payment;
B = Contract Value immediately prior to the Partial Surrender(s); and
C = The current Lifetime Benefit Payment, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

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d)
For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the current Lifetime Benefit Payment, We will reduce Your Payment Base and Anniversary Payment Base by the following factor:

1 - (A/B) where:

A = The amount of the Partial Surrender(s); and
B = Contract Value immediately prior to the Partial Surrender(s).

TRANSFERS TO OTHER ACCOUNT(S)

Your Payment Base, Anniversary Payment Base and Deferral Bonus Base may be reduced by Transfers to Other Accounts based on the circumstances described below:

a)
For cumulative Transfers to Other Account(s) during each Contract Year that are equal to or less than the Transfer Limit, Your Payment Base, Anniversary Payment Base and Deferral Bonus Base each will be reduced on a dollar-for-dollar basis.

b)	Any Transfer to Other Account(s) or cumulative Transfers to Other Account(s) in excess of the Transfer Limit will end the Deferral Bonus Period, if applicable.

c)
For any Transfer to Other Account(s) that first causes cumulative Transfers to Other Account(s) during the Contract Year to exceed the Transfer Limit, Your Payment Base and Anniversary Payment Base each will be reduced by the dollar amount of the Transfer to Other Account(s) that does not exceed the Transfer Limit. Then, Your Payment

Base and Anniversary Payment Base each will be reduced for the portion of the Transfer to Other Account(s) that exceeds the Transfer Limit by the following factor:

1 - (A/(B-C)) where:

A = The amount of the Transfer to Other Account(s) during the Contract Year in excess of the Transfer Limit;
B = Contract Value immediately prior to the Transfer to Other Account(s); and
C = The Transfer Limit, less any prior Transfers to Other Account(s) during the Contract Year. If C results in a negative number, C becomes zero.

d)
For any additional Transfers to Other Account(s) during each Contract Year, where the sum of all prior Transfers to Other Account(s) exceed the Transfer Limit, We will reduce Your Payment Base by the following factor:

1 - (A/B) where:

A = The amount of the Transfer to Other Account(s); and
B = Contract Value immediately prior to the Transfer to Other Account(s).

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SPOUSAL CONTINUATION

The benefits of this rider are available for the lifetimes of both the Annuitant and the Annuitant’s spouse provided that the Annuitant’s spouse elects to continue this Contract. The following are the effects of the surviving Covered Life continuing the Contract under the "Spouse Beneficiary" provision of the Contract, if applicable:

1.	The surviving spouse becomes both the Contract Owner and the Annuitant upon spousal continuation. If this Contract is owned by a custodian, the surviving spouse becomes the Annuitant.

2.	The surviving spouse may continue the Contract and We will continue this rider with respect to all benefits, at the Rider Charge currently in effect for the Contract.

3.
The Payment Base, Anniversary Payment Base and the Deferral Bonus Base will each be set equal to the greater of (a) the Contract Value on the effective Valuation Day of the Spousal Continuation or (b) the applicable values as of the Valuation Day prior to the Spousal Continuation.

4.	The Deferral Bonus feature will continue, if applicable.

5.	The Deferral Bonus Period will not reset; the Deferral Bonus Period, if applicable, will continue uninterrupted.

6.
The Lifetime Benefit Payment, Threshold Payment, if applicable; and the Transfer Limit will be recalculated on the continuation date and will be equal to the Payment Base as of the trade date of the spousal continuation multiplied by the Withdrawal Percentage. If after the above recalculations the new Lifetime Benefit Payment, Threshold Payment, as applicable, or Transfer Limit exceeds the sum of prior Partial Surrenders or Transfer(s) to Other Account(s) made during that Contract Year, the difference between these amounts will be available and applicable for the remainder of that Contract Year.

7.
If there was a Partial Surrender since the Rider Effective Date, the Withdrawal Percentage will remain at the current percentage. If there has not been a Partial Surrender since the Rider Effective Date, the Withdrawal Percentage will be based on the attained age of the remaining Covered Life at the time of Spousal Continuation.

8.	The Contract Owner may name a new Beneficiary. If this Contract is owned by a custodian, that custodian will be the Beneficiary.

9.	This rider will terminate upon the death of the surviving Covered Life.

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ANNUITANT OR ANNUITANT’S SPOUSE CHANGE

You may only name the Annuitant’s spouse as Contingent Annuitant. If the Annuitant’s spouse assumes the role of the Annuitant as the result of being the Contingent Annuitant at the time of the Annuitant’s death, the benefits of this rider will continue uninterrupted until the death of the surviving spouse.

Should the Annuitant be changed because either We reserve the right to allow a one-time change in the Annuitant due to divorce and choose to exercise this right, the provisions of this rider are subject to the following:

If the Annuitant and the Annuitant’s spouse are no longer married, for reasons other than death, then Covered Life Changes may occur, provided that no Owner or Covered Life is older than the Maximum Rider Issue Age upon such change, as follows:

a)
If Partial Surrender(s) have not been made, You may remove the former spouse as a Covered Life, and replace such spouse with the new spouse, if applicable. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the Payment Base and Deferral Bonus Base. The Withdrawal Percentage will be based on the youngest Covered Life. The Lifetime Benefit Payment, the Threshold Payment and the Transfer Limit, if applicable will be equal to the Withdrawal Percentage multiplied by the Payment Base as of the date of the Covered Life change.

b)
If Partial Surrender(s) have been made, then You may remove the former spouse as a Covered Life. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the Payment Base and Deferral Bonus Base. The Withdrawal Percentage will be based on the remaining Covered Life. The Lifetime Benefit Payment, the Threshold Payment and the Transfer Limit, if applicable will be equal to the Withdrawal Percentage multiplied by the Payment Base as of the date of the Covered Life change. The rider will terminate upon the death of the remaining Covered Life.

Any other change causes a change in the Covered Life, then We will terminate this Rider. The Rider Charge is assessed on termination date, and then will no longer be assessed.

If after the above resets, the new Lifetime Benefit Payment, Threshold Payment, as applicable, or Transfer Limit exceeds the sum of prior withdrawals or Transfers to Other Account(s) made during that Contract Year, the difference between these amounts will be available and applicable for the remainder of that Contract Year.

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INVESTMENT RESTRICTIONS

You must continuously comply with the following investment restrictions (Investment Restrictions) in order to receive rider benefits.

1.
Unless We agree otherwise, You must invest, reinvest and rebalance Your Contract Value (including future investments) within an approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s) approved and designated by Us that correspond with the rider version chosen on the Rider Effective Date, as the same may be amended, replaced or substituted from time to time by Us in our sole discretion.

2.
We reserve the right to add, replace or substitute approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s). We reserve the right to remove, close or restrict any approved asset allocation model(s), investment program(s), Sub-Account(s), investment program(s) or Other Account(s) to new or subsequent investments.

3.
Any failure or refusal to promptly invest, maintain, reallocate and/or reinvest Your Contract Value within an approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s), as the same may be amended, replaced or substituted from time to time, shall be deemed to be a violation of these Investment Restrictions unless waived by Us in our sole discretion. For the purposes of the foregoing, “promptly” shall mean [5] business days after posting notice of a directive to invest, maintain, reallocate and/or Contract Value as aforesaid.

4.
Any and all Sub-Account transfers required to ensure Your compliance with these Investment Restrictions shall not be used in determining the number of permissible transfers allowed during that Contract Year.

5.
If You violate any of the terms of these Investment Restrictions, including a refusal to reallocate Your investments as set forth above, We will assess a pro-rated share of the Rider Charge and will no longer assess a Rider Charge thereafter.

6.
Notwithstanding anything possibly to the contrary, in the event of a conflict between these Investment Restrictions and those imposed by any other rider, the Investment Restrictions described in this rider shall prevail.

7.
By electing the rider, You hereby irrevocably agree and consent to Our sharing with Our affiliates and designees personal data regarding Your elections hereunder, including, but not limited to, Your Contract Value, asset allocation model, investment program, partial surrenders, and lapsation data. You direct Us to share any such data to the extent that We believe necessary or desirable for Us to do so in order for Us or an affiliate or designee of Ours to properly to manage any of our guarantee obligations or any Sub- Account available hereunder.

8.
Notwithstanding anything to the contrary within Your Contract, You must obtain Our prior approval to make any Premium Payments after the [1st] Contract Anniversary after the Rider Effective Date. Notwithstanding anything possibly to the contrary within Your Contract, We will not accept any subsequent Premium Payments in excess of [$100,000] in the aggregate during any Contract Year without Our prior approval.

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MINIMUM AMOUNT RULE

Prior to the Annuity Commencement Date, if (A) on any Contract Anniversary Your Contract Value, due to investment performance, is reduced below an amount equal to the greater of either (i) the Contract minimum rule stated under Your Contract or (ii) one of Your Lifetime Benefit Payments or such lower amount as We, in Our discretion, may establish; or (B) on any Valuation Day, as a result of a Partial Surrender, Your Contract Value is reduced below an amount equal to the greater of either (x) the Contract minimum rule stated under Your Contract or (y) one of Your Lifetime Benefit Payments or such lower amount as We, in Our discretion, may establish, then:

1.
You must transfer Your remaining Contract Value to an asset allocation model(s), investment program(s), Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by Us for purposes of the Minimum Amount Rule.

a)	One of the approved investment options, as described above, must be elected within [10] days from the date the minimum amount was reached.

b)
If We do not receive Your election within the above stated time frame, You will be deemed to have irrevocably authorized Us to move Your remaining Contract Value into the Money Market Sub- account, other investment option(s) approved by Us.

c)
If You choose not to participate in one of the approved investment options, then We will automatically liquidate Your remaining Contract Value. Any applicable Contingent Deferred Sales Charge will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment option, the following rules will apply:

a)
You will receive Your then current Lifetime Benefit Payment, which will be equal to Your Lifetime Benefit Payment at the time Your Contract Value reduces below Our Minimum Amount Rules then in effect, at the frequency of Your choice and acceptable to Us.

b)	Ongoing Lifetime Benefit Payments will no longer reduce Your Contract Value.

c)	We will no longer accept subsequent Premium Payments or Transfer(s) from Other Account(s).

d)	We will waive the Annual Maintenance Fee and Rider Charge on Your Contract.

e)	Payment Base increases on each Contract Anniversary will no longer apply.

After the transfer of the Contract Value due to the Minimum Amount Rules above, if cumulative partial Surrenders within a Contract Year are requested in excess of the Lifetime Benefit Payment, then We will automatically liquidate Your remaining Contract Value. Any applicable Contingent Deferred Sales Charge will be assessed and the Contract will be terminated.

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REVOCATION/TERMINATION

You may not revoke this rider except by any Company sponsored conversion program that we may choose to offer on a non-discriminatory basis. We may terminate this rider based on the following events or circumstances:

(a)	Upon the Rider Maturity Date;

(b)	You assign the Contract or any of Your rights;

(c)	You violate the Issuance Rules;

(d)	You violate the Investment Restrictions;

(e)	Your Contract Value falls below our Minimum Amount Rule;

(f)	You violate the terms of the Contract or any other rider;

(g)	You ask for Spousal Continuation in violation of the rider’s restrictions;

(h)	There is a full surrender of your Contract; and/or

(i)	A death benefit becomes payable on Your Contract.

On the date this rider is revoked or terminated, a prorated Rider Charge will be assessed, and will no longer be assessed thereafter if events (a) through (g) occur. You are not entitled to any cash surrender value associated with this rider upon termination of this rider.

CONTRACT AGGREGATION

For purposes of determining the guaranteed benefits under this rider, We reserve the right to treat one or more deferred variable annuity contracts issued by Us (or Our affiliates) to You with this rider attached as one contract.

ISSUANCE RULES

This rider is not available if any Owner or any Covered Life is older than the Maximum Rider Issue Age on the Rider Effective Date.

If the Rider Effective Date is after the Contract Issue Date, then the period between the Rider Effective Date and Your next Contract Anniversary will constitute a Contract Year.

ANNUITY COMMENCEMENT DATE

At the Annuity Commencement Date, the Contract may be annuitized under Our standard annuitization rules or the payment of the Lifetime Benefit Payment may continue under the Joint and Last Survivor Life Annuity option. The Contract Value need not be below Our Minimum Amount Rules at the Annuity Commencement Date for the Contract Owner(s) to select the Joint and Last Survivor Life Annuity option.

ASSIGNMENT

Notwithstanding anything herein or within Your Contract possibly to the contrary, neither the Contract (including this rider) nor any of Your rights and benefits hereunder may be assigned, pledged or securitized.

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RIDER CHARGE

The Rider Charge will never be less than the minimum Rider Charge of [0.50%] nor exceed the maximum Rider Charge of [2.50%]. The Rider Charge will be assessed on each Contract Anniversary based on Your Payment Base. The Rider Charge may increase or decrease each Contract Anniversary beginning with the first Contract Anniversary subject to the limitations above. The Rider Charge will be deducted on a prorated basis from the Sub-Account(s). Any increase or decrease in the Rider Charge is irrevocable and You may not decline the new Rider Charge.

If the Rider Effective Date is after the Contract Issue Date, the period between the Rider Effective Date and the next Contract Anniversary will constitute the first Contract Year. The charge for this Contract Year will be prorated based on the number of days between the Rider Effective Date and the next Contract Anniversary.

If this rider is revoked or terminated on any date other than the Contract Anniversary, We will deduct a prorated portion of the Rider Charge from Your Contract Value from the amount otherwise payable as stated in the Revocation/Termination section of this rider. The prorated portion of the Rider Charge is equal to the Rider Charge percentage multiplied by the Payment Base prior to the revocation or termination, multiplied by the number of days since the last Contract Anniversary, divided by 365.

The Rider Charge will no longer be assessed upon any of the following events:

(a)	the Rider Maturity Date; or

(b)	the Annuity Commencement Date; or

(c)	upon the death of a Covered Life or Annuitant.

Signed for Hartford Life Insurance Company [

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Hartford Life Insurance Company 200 Hopmeadow Street
Simsbury, CT 06089

GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER II-2
(Single Life)

This rider is issued as part of the Contract to which it is attached, and is effective on the Rider Effective Date. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the Contract. This rider has no cash surrender value. This rider provides lifetime guaranteed minimum withdrawal benefits with possible Market Increases and a Deferral Bonus to the Payment Base.

DEFINITIONS

Initial capitalized terms that are not defined in this rider shall have the same meaning as those in Your Contract.

Annual Payment Base Cap – The maximum annual percentage that the Payment Base may be increased by due to a Market Increase or Deferral Bonus is [Not Applicable].

Bonus Base – The basis for determining the Deferral Bonus.

Bonus Period – The Bonus Period commences on the Rider Effective Date. The Bonus Period ends when the first of the following events occur: (a) [10th] Contract Anniversary from the Rider Effective Date, (b) the Valuation Day that You take Your first Partial Surrender (including Your first Lifetime Benefit Payment or
Threshold Payment); or (c) the Valuation Day that You first transfer any Contract Value to Other Account(s) in excess of the Transfer Limit. Once the Bonus Period ends, it cannot be re-started.

Covered Life - Any Contract Owner, if a person or, if the Contract Owner is not a natural person, the Annuitant.

Deferral Bonus - The sum We will add to Your Payment Base on each Contract Anniversary during the effective Bonus Period when a Market Increase does not occur on such Contract Anniversary.

Lifetime Benefit Payment - A Partial Surrender equal to the applicable Withdrawal Percentage multiplied by the Payment Base taken during any Contract Year on or after the Lifetime Income Eligibility Date.

Lifetime Income Eligibility Date - The Valuation Day when the oldest Covered Life has an attained age of [59 1/2].

Market Increase - A potential increase to Your Payment Base equal to the Contract Value prior to the deduction of the Rider Charge due to market performance. A potential increase to Your Payment Base is determined on each Contract Anniversary commencing on the first Contract Anniversary and ending upon and including the Contract Anniversary immediately following the oldest Covered Life’s [90th] birthday.

Maximum Rider Issue Age – No Covered Life may be [81] years old or older on the Rider Effective Date.

Other Account(s) - Any investment vehicle(s) offered and authorized by Us that We designate by rider from time-to-time. Other Account(s) excludes the Sub-Account(s) and Fixed Account, if applicable.

Partial Surrender - Any withdrawal of Contract Value which may be subject to charges, if applicable.

Payment Base - The basis for determining the Threshold Payment, Lifetime Benefit Payment, Transfer Limit, and Rider Charge.

Rider Effective Date – The later of the Contract Issue Date or the date that this rider becomes part of Your Contract.

Rider Maturity Date - The last to occur of the following: (a) the Valuation Day that We receive Due Proof of Death of the Contract Owner, joint Contract Owner or Annuitant; or (b) Annuity Commencement Date.

Threshold Payment – A Partial Surrender equal to [4%] multiplied by the Payment Base taken during any Contract Year prior to the Lifetime Income Eligibility Date.

Transfer Limit – An amount used to determine the change in the Payment Base and Bonus Base, if applicable, following a Transfer to Other Account(s) in any Contract Year.

Withdrawal Percentage – The percentage of Your Payment Base that You may withdraw in the form of a Lifetime Benefit Payment. Your Withdrawal Percentage is set based on the attained age of the oldest Covered Life based on the following schedule:

Relevant Covered Life’s Attained Age (Age Band)	Withdrawal Percentage
[59 ½ - 64	[4%
65 – 90+]	5%]

The Withdrawal Percentage will be set at the time of Your first Lifetime Benefit Payment or Partial Surrender based on the attained age of the oldest Covered Life. Your Withdrawal Percentage may increase based on the current attained age of the oldest Covered Life if You have not taken any Partial Surrenders. The Withdrawal Percentage will reset based on the current attained age of the oldest Covered Life provided there is a Market Increase and a new age band has been reached.

PAYMENT BASE

If You elect this rider on the Contract Issue Date, then Your initial Payment Base is equal to Your initial Premium Payment. If You elect this rider after the Contract Issue Date, then Your initial Payment Base is equal to Your Contract Value as of the Rider Effective Date. Your Payment Base is calculated without deduction for sales charges, if any.

Your Payment Base may be reset each Contract Anniversary commencing on the first Contract Anniversary and ending upon and including the Contract Anniversary immediately following the oldest Covered Life’s [90th] birthday. The reset is equal to the greater of (A) or the sum of (B) and (C); subject to a maximum (D) where:

A = Market Increase.
B = Your current Payment Base.
C = The Deferral Bonus, if applicable.
D = Your Current Payment Base * (1 + Annual Payment Base Cap), if applicable.

Your Payment Base may be increased when any of the following events occur:

a)	Subsequent Premium Payments are made;

b)	Transfer(s) from Other Account(s) are made; and/or

c)	Contract Anniversary.

In no event shall Your Payment Base exceed [$5,000,000].

Your Payment Base may be decreased when You take Partial Surrenders or make Transfer(s) into Other Account(s) in accordance with the provisions captioned in the “Partial Surrenders & Transfers” section below.

DEFERRAL BONUS
On each Contract Anniversary during the effective Bonus Period, We may apply a Deferral Bonus to Your Payment Base. The Deferral Bonus will equal [5%] of the Bonus Base, as of the Valuation Day prior to each Contract Anniversary during the effective Bonus Period. The Deferral Bonus percentage will not change during the effective Bonus Period.

If You elect this rider on the Contract Issue Date, then Your initial Bonus Base is Your initial Premium Payment. If You elect this rider after the Contract Issue Date, then Your initial Bonus Base is Your Contract Value as of the Rider Effective Date. Your Bonus Base is calculated without deduction for charges, if any.

Your Bonus Base will be reset on each Contract Anniversary during the effective Bonus Period to equal to the greater of:

a)	Payment Base when a Market Increase to the Payment Base occurs; or

b)	Your Bonus Base on the Valuation Day prior to each Contract Anniversary during the effective Bonus Period;

Your Bonus Base is increased by the dollar amount of:

a)	Subsequent Premium Payments; and/or

b)	Transfer(s) from Other Account(s)

that are made during the effective Bonus Period.

For cumulative Transfers to Other Account(s) during each Contract Year during the effective Bonus Period that are equal to or less than the Transfer Limit, Your Bonus Base will be reduced on a dollar-for-dollar basis.

For cumulative Transfers to Other Account(s) during each Contract Year during the effective Bonus Period that are greater than the Transfer Limit, such Transfers will cause the Bonus Period to end and the Bonus Base becomes zero.

LIFETIME BENEFIT PAYMENT

Your Lifetime Benefit Payment is equal to Your applicable Withdrawal Percentage multiplied by Your then current Payment Base.

Your Lifetime Benefit Payment will be set on the later of Your Rider Effective Date or the Lifetime Income Eligibility Date. Your Lifetime Benefit Payment prior to the Rider Maturity Date may thereafter reset based upon any or all of the following events:

a)	On the Contract Anniversary;

b)	On the birthday where the oldest Covered Life has attained an age that results in a new Age Band;

c)	When a subsequent Premium Payment has been made (provided that such Premium Payment does not cause the Payment Base to exceed [$5,000,000];

d)	When a Transfer from Other Account(s) has been made;

e)	When a Partial Surrender or a Transfer to Other Account(s) has been made; and/or

f)	When there is a change in the Covered Life or Spousal Continuation.

If Your Lifetime Benefit Payment on Your most recent Contract Anniversary exceeds Your Annual Withdrawal Amount, if applicable, We will waive applicable Contingent Deferred Sales Charges up to the amount of Your Lifetime Benefit Payment.

THRESHOLD PAYMENT

Your Threshold Payment is equal to [4%] multiplied by Your then current Payment Base. Your Threshold Payment will cease on the Lifetime Income Eligibility Date whereupon Lifetime Benefit Payments will be available to You.

Your Threshold Payment will be set on the Your Rider Effective Date and may thereafter reset based upon any or all of the following events:

a)	On the Contract Anniversary;

b)	When a subsequent Premium Payment has been made (provided that such Premium Payment does not cause the Payment Base to exceed [$5,000,000];

c)	When a Transfer from Other Account(s) has been made;

d)	When a Partial Surrender or a Transfer to Other Account(s) has been made; and/or

e)	When there is a change in the Covered Life or Spousal Continuation.

If Your Threshold Payment on Your most recent Contract Anniversary exceeds Your Annual Withdrawal Amount, if applicable, We will waive applicable Contingent Deferred Sales Charges up to the amount of Your Threshold Payment.

TRANSFER LIMIT

The Transfer Limit is used to determine the change in the Payment Base and Bonus Base following a Transfer to Other Account(s) in any Contract Year. The Transfer Limit will equal Your applicable Withdrawal Percentage multiplied by Your then current Payment Base. The terms of this rider shall prevail in the event of a conflict between the terms of this rider and any other concurrent rider with respect to the Transfer Limit.

Your Transfer Limit will be set and reset under the following circumstances:

a)	On the Rider Effective Date;

b)	On the Contract Anniversary;

c)	When a subsequent Premium Payment has been made (provided that such Premium Payment does not cause the Payment Base to exceed [$5,000,000];

d)	When a Transfer to Other Account(s) has been made;

e)	When a Transfer from Other Account(s) has been made;

f)	On the birthday where the oldest Covered Life has attained an age that results in a new Age Band; and/or

g)	When there is a change in the Covered Life or Spousal Continuation.

PARTIAL SURRENDERS & TRANSFERS

Your Payment Base may be reduced by Partial Surrenders and/or Transfer(s) to Other Account(s) based on the circumstances described below:

1.	Prior to the Lifetime Income Eligibility Date:

a)	For cumulative Partial Surrenders during each Contract Year that are equal to or less than the Threshold Payment, Your Payment Base will be reduced on a dollar-for-dollar basis.

b)
For any Partial Surrender that first causes cumulative Partial Surrenders during the Contract Year to exceed the Threshold Payment, the adjustment is the dollar amount of the Partial Surrender that does not exceed the Threshold Payment. For the portion of the Partial Surrender that exceeds the Threshold Payment, We will reduce Your Payment Base by the following factor:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender during the Contract Year in excess of the Threshold Payment;
B = Contract Value immediately prior to the Partial Surrender; and
C = The Threshold Payment, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

c)	For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the Threshold Payment, We will reduce Your Payment Base by the following factor:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

d)	Any remaining available Threshold Payment during a Contract Year may not be carried over to future Contract Years.

e)	For cumulative Transfers to Other Account(s) during each Contract Year that are equal to or less than the Transfer Limit, Your Payment Base will be reduced on a dollar-for-dollar basis.

f)
For any Transfer to Other Account(s) that first causes cumulative Transfers to Other Account(s) during the Contract Year to exceed the Transfer Limit, the adjustment is the dollar amount of the Transfer to Other Account(s) that does not exceed the Transfer Limit. For the portion of the Transfer to Other Account(s) that exceeds the Transfer Limit, We will reduce Your Payment Base by the following factor:

1 - (A/(B-C)) where:
A = The amount of the Transfer to Other Account(s) during the Contract Year in excess of the Transfer Limit;
B = Contract Value immediately prior to the Transfer to Other Account(s); and
C = The Transfer Limit, less any prior Transfers to Other Account(s) during the Contract Year. If C results in a negative number, C becomes zero.

g)
For any additional Transfers to Other Account(s) during each Contract Year, where the sum of all prior Transfers to Other Account(s) exceed the Transfer Limit, We will reduce Your Payment Base by the following factor:

1 - (A/B) where:
A = The amount of the Transfer to Other Account(s); and
B = Contract Value immediately prior to the Transfer to Other Account(s).

h)	Any remaining available Transfer Limit during a Contract Year may not be carried over to future Contract Years.

2.	After the Lifetime Income Eligibility Date:

a)	For cumulative Partial Surrenders during each Contract Year that are equal to or less than the Lifetime Benefit Payment, Your Payment Base will not be reduced.

b)
For cumulative Partial Surrenders during the Contract Year that exceed the Lifetime Benefit Payment that were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) requirements imposed by federal law, Your Payment Base will not be reduced.

c)
For any Partial Surrender that first causes the cumulative Partial Surrenders in a Contract Year to exceed the Lifetime Benefit Payment, and the RMD exception above does not apply, We will reduce Your Payment Base by the following factor with respect to that portion of Your Partial Surrender that exceeds the current Lifetime Benefit Payment:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the current Lifetime Benefit Payment;
B = Contract Value immediately prior to the Partial Surrender(s); and

C = The current Lifetime Benefit Payment, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

d)
For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the current Lifetime Benefit Payment, We will reduce Your Payment Base by the following factor:

1 - (A/B) where:
A = The amount of the Partial Surrender(s); and
B = Contract Value immediately prior to the Partial Surrender(s).

e)	Any remaining available Lifetime Benefit Payment during a Contract Year may not be carried over to future Contract Years.

f)	For cumulative Transfers to Other Account(s) during each Contract Year that are equal to or less than the Transfer Limit, Your Payment Base will be reduced on a dollar-for-dollar basis.

g)
For any Transfer to Other Account(s) that first causes cumulative Transfers to Other Account(s) during the Contract Year to exceed the Transfer Limit, the adjustment is the dollar amount of the Transfer to Other Account(s) that does not exceed the Transfer Limit. For the portion of the Transfer to Other Account(s) that exceeds the Transfer Limit, We will reduce Your Payment Base by the following factor:

1 - (A/(B-C)) where:
A = The amount of the Transfer to Other Account(s) during the Contract Year in excess of the Transfer Limit;
B = Contract Value immediately prior to the Transfer to Other Account(s); and
C = The Transfer Limit, less any prior Transfers to Other Account(s) during the Contract Year.
If C results in a negative number, C becomes zero.

h)
For any additional Transfers to Other Account(s) during each Contract Year, where the sum of all prior Transfers to Other Account(s) exceed the Transfer Limit, We will reduce Your Payment Base by the following factor:

1 - (A/B) where:
A = The amount of the Transfer to Other Account(s); and
B = Contract Value immediately prior to the Transfer to Other Account(s).

i)	Any remaining available Transfer Limit during a Contract Year may not be carried over to future Contract Years.

SPOUSAL CONTINUATION

The following are the effects of a Covered Life change if Your spouse continues the Contract under the "Spouse Beneficiary" provision of the Contract, if applicable:

The Covered Life will be re-determined on the date of the Spousal Continuation.

1.
If the age of the new Covered Life is greater than the Maximum Rider Issue Age on the effective Valuation Day of the Spousal Continuation, We will terminate this rider. The Rider Charge will not be assessed on the termination date and will no longer be assessed thereafter.

2.	If the age of the new Covered Life is less than or equal to the Maximum Rider Issue Age on the effective Valuation Day of the Spousal Continuation, then either of the below will apply as follows:

a)    If this rider is not currently available for sale, We will terminate this rider. The Rider Charge will not be assessed on the termination date and will no longer be assessed thereafter; or

b)    If this rider is currently available for sale, We will continue the then existing rider with respect to all benefits, at the Rider Charge that is then currently being assessed. The following actions shall also take place:

i)    The Payment Base and the Bonus Base will be set equal to the Contract Value on the effective Valuation Day of the Spousal Continuation.

ii)	The Deferral Bonus feature will continue, if applicable.

iii)	The Bonus Period will not reset; the Bonus Period will continue uninterrupted.

iv)    The Lifetime Benefit Payment, Threshold Payment, if applicable; the Transfer Limit, if applicable; and Withdrawal Percentage will be recalculated on the effective Valuation Day of the Spousal Continuation based on the oldest Covered Life’s attained age on the effective Valuation Day of the Spousal Continuation. The Lifetime Benefit Payment, Threshold Payment, and Transfer Limit, if applicable, will be equal to the Payment Base as of the trade date of the Spousal Continuation multiplied by the WP. The full amount of the recalculated Lifetime Benefit Payment, or Threshold Payment, and Transfer Limit, will be available for the remainder of the Contract Year.

COVERED LIFE CHANGE

Any Contract change which causes a change in the Covered Life may result in the recalculation or termination of the benefits provided under this rider. The following are the effects of a change in a Covered Life:

1.
If the attained age of the oldest Covered Life on the effective Valuation Day of the Covered Life change is greater than the Maximum Rider Issue Age, We will terminate this rider. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter.

2.	If the attained age of the oldest Covered Life on the effective Valuation Day of the Covered Life change is less than or equal to the Maximum Rider Issue Age, the following options apply:

a)
Covered Life changes within the first [6] months from the Contract Issue Date will have no impact on the Payment Base or the Bonus Base. The Lifetime Benefit Payment, Threshold Payment, if applicable, Withdrawal Percentage, and Transfer Limit will be recalculated using the oldest Covered Life’s attained age on the effective Valuation Day of the Covered Life change.

b)	Covered Life changes after the first [6] months from the Contract Issue Date will cause a recalculation of the rider benefits as follows:

(i)	If this rider is not currently available for sale, We will terminate this rider. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter.

(ii)	If this rider is currently available for sale, We will continue the then existing rider with respect to all benefits at the Rider Charge that is then currently being assessed.

The Payment Base will be recalculated to the lesser of the Contract Value or the Payment Base on the effective Valuation Day of the Covered Life change.

The Bonus Base will be recalculated to the lesser of the Contract Value or the Bonus Base on the effective Valuation Day of the Covered Life change, if applicable. If a Partial Surrender had been taken or there had been a Transfer to Other Account(s) prior to the date of the Covered Life change, the Deferral Bonus feature will no longer apply.

The Lifetime Benefit Payment, Threshold Payment, if applicable; the Transfer Limit, if applicable; and the Withdrawal Percentage will be recalculated on the date of the Covered Life Change based on the oldest Covered Life’s attained age on the effective Valuation Day of the change. The Lifetime Benefit Payment, the Threshold Payment, and Transfer Limit, if applicable, will be equal to the Payment Base as of the effective Valuation Date of the Covered Life Change multiplied by the WP.

If after the above resets, the new Lifetime Benefit Payment, Threshold Payment, as applicable, or Transfer Limit exceeds the sum of prior withdrawals or Transfer(s) to Other Account(s) made during that Contract Year, the difference between these amounts will be available and applicable for the remainder of that Contract Year.

INVESTMENT RESTRICTIONS

You must continuously comply with the following investment restrictions (Investment Restrictions) in order to receive rider benefits.

1. Unless We agree otherwise, You must invest, reinvest and rebalance Your Contract Value (including future investments) within an approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s) approved and designated by Us that correspond with the rider version chosen on the Rider Effective Date, as the same may be amended, replaced or substituted from time to time by Us in our sole discretion.

2.
We reserve the right to add, replace or substitute approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s). We reserve the right to remove, close or restrict any approved asset allocation model(s), investment program(s), Sub-Account(s), investment program(s) or Other Account(s) to new or subsequent investments.

3.
Any failure or refusal to promptly invest, maintain, reallocate and/or reinvest Your Contract Value within an approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s), as the same may be amended, replaced or substituted from time to time, shall be deemed to be a violation of these Investment Restrictions unless waived by Us in our sole discretion. For the purposes of the foregoing, “promptly” shall mean [5] business days after posting notice of a directive to invest, maintain, reallocate and/or Contract Value as aforesaid.

4.
Any and all Sub-Account transfers required to ensure Your compliance with these Investment Restrictions shall not be used in determining the number of permissible transfers allowed during that Contract Year.

5.
If You violate any of the terms of these Investment Restrictions, including a refusal to reallocate Your investments as set forth above, We will assess a pro-rated share of the Rider Charge and will no longer assess a Rider Charge thereafter.

6.
Notwithstanding anything possibly to the contrary, in the event of a conflict between these Investment Restrictions and those imposed by any other rider, the Investment Restrictions described in this rider shall prevail.

7.
By electing the rider, You hereby irrevocably agree and consent to Our sharing with Our affiliates and designees personal data regarding Your elections hereunder, including, but not limited to, Your Contract Value, asset allocation model, investment program, partial surrenders, and lapsation data. You direct Us to share any such data to the extent that We believe necessary or desirable for Us to do so in order for Us or an affiliate or designee of Ours to properly to manage any of our guarantee obligations or any Sub- Account available hereunder.

8.
Notwithstanding anything to the contrary within Your Contract, You must obtain Our prior approval to make any Premium Payments after the [1st] Contract Anniversary after the Rider Effective Date. Notwithstanding anything possibly to the contrary within Your Contract, We will not accept any subsequent Premium Payments in excess of [$100,000] in the aggregate during any Contract Year without Our prior approval.

MINIMUM AMOUNT RULE

Prior to the Annuity Commencement Date, if (A) on any Contract Anniversary Your Contract Value, due to investment performance, is reduced below an amount equal to the greater of either (i) the Contract minimum rule stated under Your Contract or (ii) one of Your Lifetime Benefit Payments or such lower amount as We, in Our discretion, may establish; or (B) on any Valuation Day, as a result of a Partial Surrender, Your Contract Value is reduced below (x) an amount equal to the greater of the Contract minimum rule stated under Your Contract or (y) one of Your Lifetime Benefit Payments or such lower amount as We, in Our discretion, may establish, then:

1.
You must transfer Your remaining Contract Value to an asset allocation model(s), investment program(s), Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by Us for purposes of the Minimum Amount Rule.

a)	One of the approved investment options, as described above, must be elected within [10] days from the date the minimum amount was reached.

b)
If We do not receive Your election within the above stated time frame, You will be deemed to have irrevocably authorized Us to move Your remaining Contract Value into the Money Market Sub- account, other investment option(s) approved by Us.

c)
If You choose not to participate in one of the approved investment options, then We will automatically liquidate Your remaining Contract Value. Any applicable Contingent Deferred Sales Charge will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment option, the following rules will apply:

a)
You will receive Your then current Lifetime Benefit Payment, which will be equal to Your Lifetime Benefit Payment at the time Your Contract Value reduces below Our Minimum Amount Rules then in effect, at the frequency of Your choice and acceptable to Us.

b)	Ongoing Lifetime Benefit Payments will no longer reduce Your Contract Value.

c)	We will no longer accept subsequent Premium Payments or Transfer(s) from Other Account(s).

d)	We will waive the Annual Maintenance Fee and Rider Charge on Your Contract.

e)	Market increases on each Contract Anniversary will no longer apply.

After the transfer of the Contract Value due to the Minimum Amount Rules above, if cumulative partial Surrenders within a Contract Year are requested in excess of the Lifetime Benefit Payment, then We will automatically liquidate Your remaining Contract Value. Any applicable Contingent Deferred Sales Charge will be assessed and the Contract will be terminated.

REVOCATION/TERMINATION

You may not revoke this rider. We may terminate this rider based on the following events or circumstances:

(a)	Upon the Rider Maturity Date;

(b)	You assign the Contract or any of Your rights;

(c)	You or any subsequent Covered Life violate the Issuance Rules;

(d)	You violate the Investment Restrictions;

(e)	Your Contract Value falls below our Minimum Amount Rule;

(f)	You violate the terms of the Contract or any other rider;

(g)	You ask for a change of Covered Life in violation of the rider’s restrictions;

(h)	You ask for Spousal Continuation in violation of the rider’s restrictions;

(i)	There is a full surrender of your Contract; and/or

(j)	A death benefit becomes payable on Your Contract.

If We terminate this rider, it cannot be re-elected by You with another Covered Life.

On the date this rider is terminated, a prorated portion of this Rider Charge will be assessed, and will no longer be assessed thereafter if events (a) through (h) occur. You are not entitled to any cash surrender value associated with this rider upon termination of this rider.

CONTRACT AGGREGATION

For purposes of determining the guaranteed benefits under this rider, We reserve the right to treat one or more deferred variable annuity contracts issued by Us (or Our affiliates) to You with this rider attached as one contract.

ISSUANCE RULES

The issuance of this rider is subject to the terms specified in the Covered Life definition on page 1 of this rider.

This rider is not available if any Covered Life is older than the Maximum Rider Issue Age on the Rider Effective Date.

If the Rider Effective Date is after the Contract Issue Date, then the period between the Rider Effective Date and Your next Contract Anniversary will constitute a Contract Year.

ANNUITY COMMENCEMENT DATE

At the Annuity Commencement Date, the Contract may be annuitized under Our standard annuitization rules or the payment of the Lifetime Benefit Payment or Threshold Payment, as the case may be, may continue under the Life Annuity option. The Contract Value need not be below Our Minimum Amount Rules at the Annuity Commencement Date for the Contract Owner(s) to select the Life Annuity option.

ASSIGNMENT

Notwithstanding anything herein or within Your Contract possibly to the contrary, neither the Contract (including this rider) nor any of Your rights and benefits hereunder may be assigned, pledged or securitized.

RIDER CHARGE

The Rider Charge will never be less than the minimum Rider Charge of [0.50%] nor exceed the maximum Rider Charge of [2.50%]. The Rider Charge will be assessed on each Contract Anniversary based on Your Payment Base. The Rider Charge may increase or decrease each Contract Anniversary beginning with the first Contract Anniversary subject to the limitations above. The Rider Charge will be deducted on a prorated basis from the Sub-Account(s). If We increase the Rider Charge, We may allow You to refuse to accept the increase and waive Your future Market Increases and/or Deferral Bonus(es), if applicable.

If the Rider Effective Date is after the Contract Issue Date, the period between the Rider Effective Date and the next Contract Anniversary will constitute the first Contract Year. The charge for this Contract Year will be prorated based on the number of days between the Rider Effective Date and the next Contract Anniversary.

If this rider is terminated on any date other than the Contract Anniversary, We will deduct a prorated portion of the Rider Charge from Your Contract Value from the amount otherwise payable as stated in the Revocation/Termination section of this rider. The prorated portion of the Rider Charge is equal to the Rider Charge percentage multiplied by the Payment Base prior to the revocation or termination, multiplied by the number of days since the last Contract Anniversary, divided by 365.

The Rider Charge will no longer be assessed upon any of the following events:

(a)	the Rider Maturity Date;

(b)	the Annuity Commencement Date; or

(c)	upon the death of a Covered Life or Annuitant.

Signed for Hartford Life Insurance Company [

HL-GMWBS-11.2	13 Printed in U.S.A. V0D684.FRM

Hartford Life Insurance Company 200 Hopmeadow Street
Simsbury, CT 06089

GUARANTEED MINIMUM WITHDRAWAL BENEFIT PLUS RIDER II-2
(Single Life)

This rider is issued as part of the Contract to which it is attached, and is effective on the Rider Effective Date. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the Contract. This rider has no cash surrender value. This rider provides lifetime guaranteed minimum withdrawal benefits with possible Market Increases and a Deferral Bonus to the Payment Base.

DEFINITIONS

Initial capitalized terms that are not defined in this rider shall have the same meaning as those in Your Contract.

Annual Payment Base Cap – The maximum annual percentage that the Payment Base may be increased by due to a Market Increase or Deferral Bonus is [Not Applicable].

Bonus Base – The basis for determining the Deferral Bonus.

Bonus Period – The Bonus Period commences on the Rider Effective Date. The Bonus Period ends when the first of the following events occur: (a) [10th] Contract Anniversary from the Rider Effective Date, (b) the Valuation Day that You take Your first Partial Surrender (including Your first Lifetime Benefit Payment or
Threshold Payment); or (c) the Valuation Day that You first transfer any Contract Value to Other Account(s) in excess of the Transfer Limit. Once the Bonus Period ends, it cannot be re-started.

Covered Life - Any Contract Owner, if a person or, if the Contract Owner is not a natural person, the Annuitant.

Deferral Bonus - The sum We will add to Your Payment Base on each Contract Anniversary during the effective Bonus Period when a Market Increase does not occur on such Contract Anniversary.

Lifetime Benefit Payment - A Partial Surrender equal to the applicable Withdrawal Percentage multiplied by the Payment Base taken during any Contract Year on or after the Lifetime Income Eligibility Date.

Lifetime Income Eligibility Date - The Valuation Day when the oldest Covered Life has an attained age of [59 1/2].

Market Increase - A potential increase to Your Payment Base equal to the Contract Value prior to the deduction of the Rider Charge due to market performance. A potential increase to Your Payment Base is determined on each Contract Anniversary commencing on the first Contract Anniversary and ending upon and including the Contract Anniversary immediately following the oldest Covered Life’s [90th] birthday.

HL-GMWBSP-11.2	1 Printed in U.S.A. V0D685.FRM

Maximum Rider Issue Age – No Covered Life may be [81] years old or older on the Rider Effective Date.

Other Account(s) - Any investment vehicle(s) offered and authorized by Us that We designate by rider from time-to-time. Other Account(s) excludes the Sub-Account(s) and Fixed Account, if applicable.

Partial Surrender - Any withdrawal of Contract Value which may be subject to charges, if applicable.

Payment Base - The basis for determining the Threshold Payment, Lifetime Benefit Payment, Transfer Limit, and Rider Charge.

Rider Effective Date – The later of the Contract Issue Date or the date that this rider becomes part of Your Contract.

Rider Maturity Date - The last to occur of the following: (a) the Valuation Day that We receive Due Proof of Death of the Contract Owner, joint Contract Owner or Annuitant; or (b) Annuity Commencement Date.

Threshold Payment – A Partial Surrender equal to [4%] multiplied by the Payment Base taken during any Contract Year prior to the Lifetime Income Eligibility Date.

Transfer Limit – An amount used to determine the change in the Payment Base and Bonus Base, if applicable, following a Transfer to Other Account(s) in any Contract Year.

Withdrawal Percentage – The percentage of Your Payment Base that You may withdraw in the form of a Lifetime Benefit Payment. Your Withdrawal Percentage is set based on the attained age of the oldest Covered Life based on the following schedule:

Relevant Covered Life’s Attained Age (Age Band)	Withdrawal Percentage
[59 ½ - 64	[4%
65 – 90+]	5%]

The Withdrawal Percentage will be set at the time of Your first Lifetime Benefit Payment or Partial Surrender based on the attained age of the oldest Covered Life. Your Withdrawal Percentage may increase based on the current attained age of the oldest Covered Life if You have not taken any Partial Surrenders. The Withdrawal Percentage will reset based on the current attained age of the oldest Covered Life provided there is a Market Increase and a new age band has been reached.

PAYMENT BASE

If You elect this rider on the Contract Issue Date, then Your initial Payment Base is equal to Your initial Premium Payment. If You elect this rider after the Contract Issue Date, then Your initial Payment Base is equal to Your Contract Value as of the Rider Effective Date. Your Payment Base is calculated without deduction for sales charges, if any.

Your Payment Base may be reset each Contract Anniversary commencing on the first Contract Anniversary and ending upon and including the Contract Anniversary immediately following the oldest Covered Life’s [90th] birthday. The reset is equal to the greater of (A) or the sum of (B) and (C); subject to a maximum (D) where:

A = Market Increase.
B = Your current Payment Base.
C = The Deferral Bonus, if applicable.
D = Your Current Payment Base * (1 + Annual Payment Base Cap), if applicable.

HL-GMWBSP-11.2	2 Printed in U.S.A. V0D686.FRM

Your Payment Base may be increased when any of the following events occur:

a)	Subsequent Premium Payments are made;

b)	Transfer(s) from Other Account(s) are made; and/or

c)	Contract Anniversary.

In no event shall Your Payment Base exceed [$5,000,000].

Your Payment Base may be decreased when You take Partial Surrenders or make Transfer(s) into Other Account(s) in accordance with the provisions captioned in the “Partial Surrenders & Transfers” section below.

DEFERRAL BONUS
On each Contract Anniversary during the effective Bonus Period, We may apply a Deferral Bonus to Your Payment Base. The Deferral Bonus will equal [6%] of the Bonus Base, as of the Valuation Day prior to each Contract Anniversary during the effective Bonus Period. The Deferral Bonus percentage will not change during the effective Bonus Period.

If You elect this rider on the Contract Issue Date, then Your initial Bonus Base is Your initial Premium Payment. If You elect this rider after the Contract Issue Date, then Your initial Bonus Base is Your Contract Value as of the Rider Effective Date. Your Bonus Base is calculated without deduction for charges, if any.

Your Bonus Base will be reset on each Contract Anniversary during the effective Bonus Period to equal to the greater of:

a)	Payment Base when a Market Increase to the Payment Base occurs; or

b)	Your Bonus Base on the Valuation Day prior to each Contract Anniversary during the effective Bonus Period;

Your Bonus Base is increased by the dollar amount of:

a)	Subsequent Premium Payments; and/or

b)	Transfer(s) from Other Account(s)

that are made during the effective Bonus Period.

For cumulative Transfers to Other Account(s) during each Contract Year during the effective Bonus Period that are equal to or less than the Transfer Limit, Your Bonus Base will be reduced on a dollar-for-dollar basis.

For cumulative Transfers to Other Account(s) during each Contract Year during the effective Bonus Period that are greater than the Transfer Limit, such Transfers will cause the Bonus Period to end and the Bonus Base becomes zero.

HL-GMWBSP-11.2	3 Printed in U.S.A. V0687.FRM

LIFETIME BENEFIT PAYMENT

Your Lifetime Benefit Payment is equal to Your applicable Withdrawal Percentage multiplied by Your then current Payment Base.

Your Lifetime Benefit Payment will be set on the later of Your Rider Effective Date or the Lifetime Income Eligibility Date. Your Lifetime Benefit Payment prior to the Rider Maturity Date may thereafter reset based upon any or all of the following events:

a)	On the Contract Anniversary;

b)	On the birthday where the oldest Covered Life has attained an age that results in a new Age Band;

c)	When a subsequent Premium Payment has been made (provided that such Premium Payment does not cause the Payment Base to exceed [$5,000,000];

d)	When a Transfer from Other Account(s) has been made;

e)	When a Partial Surrender or a Transfer to Other Account(s) has been made; and/or

f)	When there is a change in the Covered Life or Spousal Continuation.

If Your Lifetime Benefit Payment on Your most recent Contract Anniversary exceeds Your Annual Withdrawal Amount, if applicable, We will waive applicable Contingent Deferred Sales Charges up to the amount of Your Lifetime Benefit Payment.

THRESHOLD PAYMENT

Your Threshold Payment is equal to [4%] multiplied by Your then current Payment Base. Your Threshold Payment will cease on the Lifetime Income Eligibility Date whereupon Lifetime Benefit Payments will be available to You.

Your Threshold Payment will be set on the Your Rider Effective Date and may thereafter reset based upon any or all of the following events:

a)	On the Contract Anniversary;

b)	When a subsequent Premium Payment has been made (provided that such Premium Payment does not cause the Payment Base to exceed [$5,000,000];

c)	When a Transfer from Other Account(s) has been made;

d)	When a Partial Surrender or a Transfer to Other Account(s) has been made; and/or

e)	When there is a change in the Covered Life or Spousal Continuation.

If Your Threshold Payment on Your most recent Contract Anniversary exceeds Your Annual Withdrawal Amount, if applicable, We will waive applicable Contingent Deferred Sales Charges up to the amount of Your Threshold Payment.

HL-GMWBSP-11.2	4 Printed in U.S.A. V0D688.FRM
TRANSFER LIMIT

The Transfer Limit is used to determine the change in the Payment Base and Bonus Base following a Transfer to Other Account(s) in any Contract Year. The Transfer Limit will equal Your applicable Withdrawal Percentage multiplied by Your then current Payment Base. The terms of this rider shall prevail in the event of a conflict between the terms of this rider and any other concurrent rider with respect to the Transfer Limit.

Your Transfer Limit will be set and reset under the following circumstances:

a)	On the Rider Effective Date;

b)	On the Contract Anniversary;

c)	When a subsequent Premium Payment has been made (provided that such Premium Payment does not cause the Payment Base to exceed [$5,000,000];

d)	When a Transfer to Other Account(s) has been made;

e)	When a Transfer from Other Account(s) has been made;

f)	On the birthday where the oldest Covered Life has attained an age that results in a new Age Band; and/or

g)	When there is a change in the Covered Life or Spousal Continuation.

PARTIAL SURRENDERS & TRANSFERS

Your Payment Base may be reduced by Partial Surrenders and/or Transfer(s) to Other Account(s) based on the circumstances described below:

1.	Prior to the Lifetime Income Eligibility Date:

a)	For cumulative Partial Surrenders during each Contract Year that are equal to or less than the Threshold Payment, Your Payment Base will be reduced on a dollar-for-dollar basis.

b)
For any Partial Surrender that first causes cumulative Partial Surrenders during the Contract Year to exceed the Threshold Payment, the adjustment is the dollar amount of the Partial Surrender that does not exceed the

Threshold Payment. For the portion of the Partial Surrender that exceeds the Threshold Payment, We will reduce Your Payment Base by the following factor:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender during the Contract Year in excess of the Threshold Payment;
B = Contract Value immediately prior to the Partial Surrender; and
C = The Threshold Payment, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

c)	For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the Threshold Payment, We will reduce Your Payment Base by the following factor:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

d)	Any remaining available Threshold Payment during a Contract Year may not be carried over to future Contract Years.

HL-GMWBSP-11.2	5 Printed in U.S.A. V0D689.FRM

e)	For cumulative Transfers to Other Account(s) during each Contract Year that are equal to or less than the Transfer Limit, Your Payment Base will be reduced on a dollar-for-dollar basis.

f)
For any Transfer to Other Account(s) that first causes cumulative Transfers to Other Account(s) during the Contract Year to exceed the Transfer Limit, the adjustment is the dollar amount of the Transfer to Other Account(s) that does not exceed the Transfer Limit. For the portion of the Transfer to Other Account(s) that exceeds the Transfer Limit, We will reduce Your Payment Base by the following factor:

1 - (A/(B-C)) where:
A = The amount of the Transfer to Other Account(s) during the Contract Year in excess of the Transfer Limit;
B = Contract Value immediately prior to the Transfer to Other Account(s); and
C = The Transfer Limit, less any prior Transfers to Other Account(s) during the Contract Year. If C results in a negative number, C becomes zero.

g)
For any additional Transfers to Other Account(s) during each Contract Year, where the sum of all prior Transfers to Other Account(s) exceed the Transfer Limit, We will reduce Your Payment Base by the following factor:

1 - (A/B) where:
A = The amount of the Transfer to Other Account(s); and
B = Contract Value immediately prior to the Transfer to Other Account(s).

h)	Any remaining available Transfer Limit during a Contract Year may not be carried over to future Contract Years.

2.	After the Lifetime Income Eligibility Date:

a)	For cumulative Partial Surrenders during each Contract Year that are equal to or less than the Lifetime Benefit Payment, Your Payment Base will not be reduced.

b)
For cumulative Partial Surrenders during the Contract Year that exceed the Lifetime Benefit Payment that were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) requirements imposed by federal law, Your Payment Base will not be reduced.

c)
For any Partial Surrender that first causes the cumulative Partial Surrenders in a Contract Year to exceed the Lifetime Benefit Payment, and the RMD exception above does not apply, We will reduce Your Payment Base by the following factor with respect to that portion of Your Partial Surrender that exceeds the current Lifetime Benefit Payment:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the current Lifetime Benefit Payment;
B = Contract Value immediately prior to the Partial Surrender(s); and
C = The current Lifetime Benefit Payment, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

HL-GMWBSP-11.2	6 Printed in U.S.A. V0D690.FRM

d)
For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the current Lifetime Benefit Payment, We will reduce Your Payment Base by the following factor:

1 - (A/B) where:
A = The amount of the Partial Surrender(s); and
B = Contract Value immediately prior to the Partial Surrender(s).

e)	Any remaining available Lifetime Benefit Payment during a Contract Year may not be carried over to future Contract Years.

f)	For cumulative Transfers to Other Account(s) during each Contract Year that are equal to or less than the Transfer Limit, Your Payment Base will be reduced on a dollar-for-dollar basis.

g)
For any Transfer to Other Account(s) that first causes cumulative Transfers to Other Account(s) during the Contract Year to exceed the Transfer Limit, the adjustment is the dollar amount of the Transfer to Other Account(s) that does not exceed the Transfer Limit. For the portion of the Transfer to Other Account(s) that exceeds the Transfer Limit, We will reduce Your Payment Base by the following factor:

1 - (A/(B-C)) where:
A = The amount of the Transfer to Other Account(s) during the Contract Year in excess of the Transfer Limit;
B = Contract Value immediately prior to the Transfer to Other Account(s); and
C = The Transfer Limit, less any prior Transfers to Other Account(s) during the Contract Year.
If C results in a negative number, C becomes zero.

h)
For any additional Transfers to Other Account(s) during each Contract Year, where the sum of all prior Transfers to Other Account(s) exceed the Transfer Limit, We will reduce Your Payment Base by the following factor:

1 - (A/B) where:
A = The amount of the Transfer to Other Account(s); and
B = Contract Value immediately prior to the Transfer to Other Account(s).

i)	Any remaining available Transfer Limit during a Contract Year may not be carried over to future Contract Years.

HL-GMWBSP-11.2	7 Printed in U.S.A. V0D691.FRM

SPOUSAL CONTINUATION

The following are the effects of a Covered Life change if Your spouse continues the Contract under the "Spouse Beneficiary" provision of the Contract, if applicable:

The Covered Life will be re-determined on the date of the Spousal Continuation.

1.
If the age of the new Covered Life is greater than the Maximum Rider Issue Age on the effective Valuation Day of the Spousal Continuation, We will terminate this rider. The Rider Charge will not be assessed on the termination date and will no longer be assessed thereafter.

2.	If the age of the new Covered Life is less than or equal to the Maximum Rider Issue Age on the effective Valuation Day of the Spousal Continuation, then either of the below will apply as follows:

a)    If this rider is not currently available for sale, We will terminate this rider. The Rider Charge will not be assessed on the termination date and will no longer be assessed thereafter; or

b)    If this rider is currently available for sale, We will continue the then existing rider with respect to all benefits, at the Rider Charge that is then currently being assessed. The following actions shall also take place:

i)    The Payment Base and the Bonus Base will be set equal to the Contract Value on the effective Valuation Day of the Spousal Continuation.

ii)	The Deferral Bonus feature will continue, if applicable.

iii)	The Bonus Period will not reset; the Bonus Period will continue uninterrupted.

iv)    The Lifetime Benefit Payment, Threshold Payment, if applicable; the Transfer Limit, if applicable; and Withdrawal Percentage will be recalculated on the effective Valuation Day of the Spousal Continuation based on the oldest Covered Life’s attained age on the effective Valuation Day of the Spousal Continuation. The Lifetime Benefit Payment, Threshold Payment, and Transfer Limit, if applicable, will be equal to the Payment Base as of the trade date of the Spousal Continuation multiplied by the WP. The full amount of the recalculated Lifetime Benefit Payment, or Threshold Payment, and Transfer Limit, will be available for the remainder of the Contract Year.

HL-GMWBSP-11.2	8 Printed in U.S.A. V0D692.FRM
COVERED LIFE CHANGE

Any Contract change which causes a change in the Covered Life may result in the recalculation or termination of the benefits provided under this rider. The following are the effects of a change in a Covered Life:

1.
If the attained age of the oldest Covered Life on the effective Valuation Day of the Covered Life change is greater than the Maximum Rider Issue Age, We will terminate this rider. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter.

2.	If the attained age of the oldest Covered Life on the effective Valuation Day of the Covered Life change is less than or equal to the Maximum Rider Issue Age, the following options apply:

a)
Covered Life changes within the first [6] months from the Contract Issue Date will have no impact on the Payment Base or the Bonus Base. The Lifetime Benefit Payment, Threshold Payment, if applicable, Withdrawal Percentage, and Transfer Limit will be recalculated using the oldest Covered Life’s attained age on the effective Valuation Day of the Covered Life change.

b)	Covered Life changes after the first [6] months from the Contract Issue Date will cause a recalculation of the rider benefits as follows:

(i)	If this rider is not currently available for sale, We will terminate this rider. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter.

(ii)	If this rider is currently available for sale, We will continue the then existing rider with respect to all benefits at the Rider Charge that is then currently being assessed.

The Payment Base will be recalculated to the lesser of the Contract Value or the Payment Base on the effective Valuation Day of the Covered Life change.

The Bonus Base will be recalculated to the lesser of the Contract Value or the Bonus Base on the effective Valuation Day of the Covered Life change, if applicable. If a Partial Surrender had been taken or there had been a Transfer to Other Account(s) prior to the date of the Covered Life change, the Deferral Bonus feature will no longer apply.

The Lifetime Benefit Payment, Threshold Payment, if applicable; the Transfer Limit, if applicable; and the Withdrawal Percentage will be recalculated on the date of the Covered Life Change based on the oldest Covered Life’s attained age on the effective Valuation Day of the change. The Lifetime Benefit Payment, the Threshold Payment, and Transfer Limit, if applicable, will be equal to the Payment Base as of the effective Valuation Date of the Covered Life Change multiplied by the WP.

If after the above resets, the new Lifetime Benefit Payment, Threshold Payment, as applicable, or Transfer Limit exceeds the sum of prior withdrawals or Transfer(s) to Other Account(s) made during that Contract Year, the difference between these amounts will be available and applicable for the remainder of that Contract Year.

HL-GMWBSP-11.2	9 Printed in U.S.A. V0D693.FRM

INVESTMENT RESTRICTIONS

You must continuously comply with the following investment restrictions (Investment Restrictions) in order to receive rider benefits.

1. Unless We agree otherwise, You must invest, reinvest and rebalance Your Contract Value (including future investments) within an approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s) approved and designated by Us that correspond with the rider version chosen on the Rider Effective Date, as the same may be amended, replaced or substituted from time to time by Us in our sole discretion.

2.
We reserve the right to add, replace or substitute approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s). We reserve the right to remove, close or restrict any approved asset allocation model(s), investment program(s), Sub-Account(s), investment program(s) or Other Account(s) to new or subsequent investments.

3.
Any failure or refusal to promptly invest, maintain, reallocate and/or reinvest Your Contract Value within an approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s), as the same may be amended, replaced or substituted from time to time, shall be deemed to be a violation of these Investment Restrictions unless waived by Us in our sole discretion. For the purposes of the foregoing, “promptly” shall mean [5] business days after posting notice of a directive to invest, maintain, reallocate and/or Contract Value as aforesaid.

4.
Any and all Sub-Account transfers required to ensure Your compliance with these Investment Restrictions shall not be used in determining the number of permissible transfers allowed during that Contract Year.

5.
If You violate any of the terms of these Investment Restrictions, including a refusal to reallocate Your investments as set forth above, We will assess a pro-rated share of the Rider Charge and will no longer assess a Rider Charge thereafter.

6.
Notwithstanding anything possibly to the contrary, in the event of a conflict between these Investment Restrictions and those imposed by any other rider, the Investment Restrictions described in this rider shall prevail.

7.
By electing the rider, You hereby irrevocably agree and consent to Our sharing with Our affiliates and designees personal data regarding Your elections hereunder, including, but not limited to, Your Contract Value, asset allocation model, investment program, partial surrenders, and lapsation data. You direct Us to share any such data to the extent that We believe necessary or desirable for Us to do so in order for Us or an affiliate or designee of Ours to properly to manage any of our guarantee obligations or any Sub- Account available hereunder.

8.
Notwithstanding anything to the contrary within Your Contract, You must obtain Our prior approval to make any Premium Payments after the [1st] Contract Anniversary after the Rider Effective Date. Notwithstanding anything possibly to the contrary within Your Contract, We will not accept any subsequent Premium Payments in excess of [$100,000] in the aggregate during any Contract Year without Our prior approval.

HL-GMWBSP-11.2	10 Printed in U.S.A. V0D694.FRM

MINIMUM AMOUNT RULE

Prior to the Annuity Commencement Date, if (A) on any Contract Anniversary Your Contract Value, due to investment performance, is reduced below an amount equal to the greater of either (i) the Contract minimum rule stated under Your Contract or (ii) one of Your Lifetime Benefit Payments or such lower amount as We, in Our discretion, may establish; or (B) on any Valuation Day, as a result of a Partial Surrender, Your Contract Value is reduced below (x) an amount equal to the greater of the Contract minimum rule stated under Your Contract or (y) one of Your Lifetime Benefit Payments or such lower amount as We, in Our discretion, may establish, then:

1.
You must transfer Your remaining Contract Value to an asset allocation model(s), investment program(s), Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by Us for purposes of the Minimum Amount Rule.

a)	One of the approved investment options, as described above, must be elected within [10] days from the date the minimum amount was reached.

b)
If We do not receive Your election within the above stated time frame, You will be deemed to have irrevocably authorized Us to move Your remaining Contract Value into the Money Market Sub- account, other investment option(s) approved by Us.

c)
If You choose not to participate in one of the approved investment options, then We will automatically liquidate Your remaining Contract Value. Any applicable Contingent Deferred Sales Charge will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment option, the following rules will apply:

a)
You will receive Your then current Lifetime Benefit Payment, which will be equal to Your Lifetime Benefit Payment at the time Your Contract Value reduces below Our Minimum Amount Rules then in effect, at the frequency of Your choice and acceptable to Us.

b)	Ongoing Lifetime Benefit Payments will no longer reduce Your Contract Value.

c)	We will no longer accept subsequent Premium Payments or Transfer(s) from Other Account(s).

d)	We will waive the Annual Maintenance Fee and Rider Charge on Your Contract.

e)	Market increases on each Contract Anniversary will no longer apply.

After the transfer of the Contract Value due to the Minimum Amount Rules above, if cumulative partial Surrenders within a Contract Year are requested in excess of the Lifetime Benefit Payment, then We will automatically liquidate Your remaining Contract Value. Any applicable Contingent Deferred Sales Charge will be assessed and the Contract will be terminated.

HL-GMWBSP-11.2	11 Printed in U.S.A. V0D695.FRM
REVOCATION/TERMINATION

You may not revoke this rider. We may terminate this rider based on the following events or circumstances:

(a)	Upon the Rider Maturity Date;

(b)	You assign the Contract or any of Your rights;

(c)	You or any subsequent Covered Life violate the Issuance Rules;

(d)	You violate the Investment Restrictions;

(e)	Your Contract Value falls below our Minimum Amount Rule;

(f)	You violate the terms of the Contract or any other rider;

(g)	You ask for a change of Covered Life in violation of the rider’s restrictions;

(h)	You ask for Spousal Continuation in violation of the rider’s restrictions;

(i)	There is a full surrender of your Contract; and/or

(j)	A death benefit becomes payable on Your Contract.

If We terminate this rider, it cannot be re-elected by You with another Covered Life.

On the date this rider is terminated, a prorated portion of this Rider Charge will be assessed, and will no longer be assessed thereafter if events (a) through (h) occur. You are not entitled to any cash surrender value associated with this rider upon termination of this rider.

CONTRACT AGGREGATION

For purposes of determining the guaranteed benefits under this rider, We reserve the right to treat one or more deferred variable annuity contracts issued by Us (or Our affiliates) to You with this rider attached as one contract.

ISSUANCE RULES

The issuance of this rider is subject to the terms specified in the Covered Life definition on page 1 of this rider.

This rider is not available if any Covered Life is older than the Maximum Rider Issue Age on the Rider Effective Date.

If the Rider Effective Date is after the Contract Issue Date, then the period between the Rider Effective Date and Your next Contract Anniversary will constitute a Contract Year.

ANNUITY COMMENCEMENT DATE

At the Annuity Commencement Date, the Contract may be annuitized under Our standard annuitization rules or the payment of the Lifetime Benefit Payment or Threshold Payment, as the case may be, may continue under the Life Annuity option. The Contract Value need not be below Our Minimum Amount Rules at the Annuity Commencement Date for the Contract Owner(s) to select the Life Annuity option.

ASSIGNMENT

Notwithstanding anything herein or within Your Contract possibly to the contrary, neither the Contract (including this rider) nor any of Your rights and benefits hereunder may be assigned, pledged or securitized.

HL-GMWBSP-11.2	12 Printed in U.S.A. V0D696.FRM

RIDER CHARGE

The Rider Charge will never be less than the minimum Rider Charge of [0.50%] nor exceed the maximum Rider Charge of [2.50%]. The Rider Charge will be assessed on each Contract Anniversary based on Your Payment Base. The Rider Charge may increase or decrease each Contract Anniversary beginning with the first Contract Anniversary subject to the limitations above. The Rider Charge will be deducted on a prorated basis from the Sub-Account(s). If We increase the Rider Charge, We may allow You to refuse to accept the increase and waive Your future Market Increases and/or Deferral Bonus(es), if applicable.

If the Rider Effective Date is after the Contract Issue Date, the period between the Rider Effective Date and the next Contract Anniversary will constitute the first Contract Year. The charge for this Contract Year will be prorated based on the number of days between the Rider Effective Date and the next Contract Anniversary.

If this rider is terminated on any date other than the Contract Anniversary, We will deduct a prorated portion of the Rider Charge from Your Contract Value from the amount otherwise payable as stated in the Revocation/Termination section of this rider. The prorated portion of the Rider Charge is equal to the Rider Charge percentage multiplied by the Payment Base prior to the revocation or termination, multiplied by the number of days since the last Contract Anniversary, divided by 365.

The Rider Charge will no longer be assessed upon any of the following events:

(a)	the Rider Maturity Date;

(b)	the Annuity Commencement Date; or

(c)	upon the death of a Covered Life or Annuitant.

Signed for Hartford Life Insurance Company [

]

HL-GMWBSP-11.2	13 Printed in U.S.A. V0D697.FRM

Hartford Life Insurance Company 200 Hopmeadow Street
Simsbury, CT 06089

GUARANTEED MINIMUM WITHDRAWAL BENEFIT PLUS RIDER M
(Single Life)

This rider is issued as part of the Contract to which it is attached, and is effective on the Rider Effective Date. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the Contract. This rider has no cash surrender value. This rider provides lifetime guaranteed minimum withdrawal benefits with possible Market Based Steps and a Deferral Bonus to the Payment Base. If this rider is terminated or revoked, the provisions of the Contract to which it is attached or any optional rider still in effect prevail.

DEFINITIONS

Initial capitalized terms that are not defined in this rider shall have the same meaning as those in Your Contract.

Anniversary Payment Base – The value on any Contract Anniversary during the Deferral Bonus Period used to determine if a reset to the Payment Base will occur.

Covered Life – The Annuitant and the lifetime over which the lifetime guaranteed minimum withdrawal benefits will be effective for.

Deferral Bonus – A percentage of the Deferral Bonus Base that We add to Your Anniversary Payment Base on each Contract Anniversary during the effective Deferral Bonus Period.

Deferral Bonus Base – The basis for determining the Deferral Bonus.

Deferral Bonus Period – The Deferral Bonus Period starts on the Rider Effective Date. The Deferral Bonus Period ends when the first of the following events occur: (a) [10th] Contract Anniversary from the Rider Effective Date, (b) the Valuation Day that You take Your first Partial Surrender (including Your first Lifetime Benefit Payment or Threshold Payment); or (c) the Valuation Day that You first transfer any Contract Value to
Other Account(s) in excess of the Transfer Limit. Once the Deferral Bonus Period ends, it cannot be re- started.

Lifetime Benefit Payment – On or after the Lifetime Income Eligibility Date, an amount that may be taken by Partial Surrender(s) during any Contract Year.

Lifetime Income Eligibility Date – The Valuation Day when the Covered Life has an attained age of [59 1/2].

Market Based Step – A potential increase to Your Payment Base that occurs when (A) Your Contract Value on any Modal Valuation Day, prior to the deduction of any applicable Rider Charge, is greater than the Payment Base as of the prior Valuation Day and (B) a Deferral Bonus does not apply.

Maximum Rider Issue Age – The Maximum Rider Issue Age is [81].

Modal Payment Base Cap – The maximum percentage, applied at the periodic frequency, that the Payment Base may be increased due to a Market Based Step on any Modal Valuation Day is [Not Applicable].

Modal Valuation Day – Any periodic Valuation Day that we compare Your Contract Value and Your Payment Base for the purposes of determining if a Market Based Step occurs.

Other Account(s) – Any investment vehicle(s) offered and authorized by Us that We designate by rider from time-to-time. Other Account(s) excludes the Sub-Account(s) and Fixed Account, if applicable.

Partial Surrender – Any withdrawal of a portion of Your Contract Value which may be subject to charges, if applicable.

Payment Base – The basis for determining the Threshold Payment, Lifetime Benefit Payment, Transfer Limit, and Rider Charge.

Rider Effective Date – The later of the Contract Issue Date or the date that this rider becomes part of Your Contract.

Rider Maturity Date – The last to occur of the following: (a) the Valuation Day that We receive Due Proof of Death of the Annuitant; (b) the election of a Death Benefit option that does not continue this Contract; or (c) the Annuity Commencement Date.

Threshold Payment – Prior to the Lifetime Income Eligibility Date, an amount that may be taken by Partial Surrender(s) during any Contract Year.

Transfer Limit – An amount that may be allocated by Transfer to Other Account(s) in any Contract Year.

Withdrawal Percentage – The percentage used to determine the Lifetime Benefit Payment and Transfer Limit.

MODAL VALUATION DAY

The Modal Valuation Day will occur [on a daily basis]. In the event that the Modal Valuation Day occurs on a non- Valuation Day, the following Valuation Day will be considered the Modal Valuation Day.

WITHDRAWAL PERCENTAGE

Your Withdrawal Percentage is set based on the attained age of the Covered Life based on the following schedule:

Covered Life’s Attained Age (Age Band)	Withdrawal Percentage
[59 ½ - 64	[4%
65 – 84	5%
85+]	6%]

The Withdrawal Percentage will be set at the later of Your first Partial Surrender or Your Lifetime Income Eligibility Date based on the attained age of the Covered Life. The Withdrawal Percentage may increase based on the current attained age of the Covered Life provided there is a Market Based Step and a new age band has been reached.

PAYMENT BASE AND ANNIVERSARY PAYMENT BASE

If You elect this rider on the Contract Issue Date, then Your initial Payment Base and Your initial Anniversary Payment Base are each equal to Your initial Premium Payment. If You elect this rider after the Contract Issue Date, then Your initial Payment Base and Your initial Anniversary Payment Base are each equal to Your Contract Value as of the Rider Effective Date. Your Payment Base and Your Anniversary Payment Base are each calculated without deduction for sales charges, if any.

Your Payment Base may be reset each Modal Valuation Day following the Rider Effective Date and ending upon and including the Modal Valuation Day concurrent with or immediately following the first to occur of any Owner’s or the Covered Life’s [90th] birthday. The reset is equal to the greater of (A) or (B) subject to a maximum (C)
where:

A = Your Payment Base as of the prior Valuation Day.
B = Your Contract Value, prior to the deduction of any applicable Rider Charge.
C = Your Payment Base as of the prior Valuation Day times the sum of 100% plus the Modal Payment Base Cap, if applicable.

When the Modal Valuation Day occurs on the Contract Anniversary, the reset is equal to the greater of (A) or (B) subject to a maximum (C) defined above, or the sum of (D) plus (E) where:

D = Your Anniversary Payment Base as of the prior Valuation Day. E = The Deferral Bonus, if applicable.

Your Anniversary Payment Base may be reset each Contract Anniversary subsequent to the Rider Effective Date and ending upon and including the Contract Anniversary immediately following the first to occur of any Owner’s or the Covered Life’s [90th] birthday. Upon any reset, the Anniversary Payment Base will equal the greater of the
Payment Base or the Anniversary Payment Base as of the prior Valuation Day.

DEFERRAL BONUS

On each Contract Anniversary during the effective Deferral Bonus Period, We may apply a Deferral Bonus to Your Payment Base. The Deferral Bonus will equal a percentage of the Deferral Bonus Base, as of the Valuation Day prior to each Contract Anniversary during the effective Deferral Bonus Period. If You elect this rider after Your Contract Issue Date, the Deferral Bonus on the first Contract Anniversary following the Rider Effective Date will be prorated for the number of days of the Contact Year since Your election.

The Deferral Bonus percents applicable to your Contract are described in the table below.

Anniversary following the Rider Effective Date	Deferral Bonus Percent
[1st]	[6%]
[2nd]	[6%]
[3rd]	[6%]
[4th]	[6%]
[5th]	[6%]
[6th]	[6%]
[7th]	[6%]
[8th]	[6%]
[9th]	[6%]
[10th]	[6%]

[We reserve the right to apply, on a non-discriminatory basis, an additional amount to the above-stated Deferral Bonus percentages [on all Contract Anniversaries] during the Deferral Bonus Period when cumulative Premium Payments made during the first Contract Year are equal to or in excess of [$250,000].]

If You elect this rider on the Contract Issue Date, then Your initial Deferral Bonus Base is Your initial Premium Payment. If You elect this rider after the Contract Issue Date, then Your initial Deferral Bonus Base is Your Contract Value as of the Rider Effective Date. Your Deferral Bonus Base is calculated without deduction for sales charges, if any.

Your Deferral Bonus Base may be reset on each Contract Anniversary during the effective Deferral Bonus Period to equal the Payment Base provided that the Payment Base value is greater than the sum of (a) and (b) where:

(a) = The Anniversary Payment Base as of the prior Valuation Day.
(b) = The Deferral Bonus.

SUBSEQUENT PREMIUM PAYMENTS AND TRANSFERS FROM OTHER ACCOUNT(S)

Your Payment Base, Anniversary Payment Base and Deferral Bonus Base may be increased by the dollar amount of the following transactions:

a)	A Subsequent Premium Payment;

b)	A Transfer from Other Account(s).

The Deferral Bonus Base will not increase if the Deferral Bonus Period has ended. In no event shall Your Payment Base, Anniversary Payment Base or Deferral Bonus Base exceed [$5,000,000].

LIFETIME BENEFIT PAYMENT

Upon the later of Your Lifetime Income Eligibility Date or Your first Partial Surrender, Your Lifetime Benefit Payment is equal to Your applicable Withdrawal Percentage multiplied by Your then current Payment Base.

Your Lifetime Benefit Payment prior to the Rider Maturity Date may reset upon any of the following events, provided that such event does not cause the Payment Base to exceed [$5,000,000]:

a)	Contract Anniversary;

b)	Market Based Step on or after a birthday when the Covered Life has attained an age that results in a new age band;

c)	A subsequent Premium Payment is made;

d)	A Transfer from Other Account(s) is made;

e)	A Partial Surrender exceeds the Lifetime Benefit Payment on a cumulative basis;

f)	A Transfer to Other Account(s) exceeds the Transfer Limit on a cumulative basis; or

g)	A change in the Annuitant or Spousal Continuation.

If Your Lifetime Benefit Payment exceeds Your Annual Withdrawal Amount, if applicable, We will waive applicable Contingent Deferred Sales Charges up to the amount of Your Lifetime Benefit Payment.

Any Lifetime Benefit Payment amount remaining at the end of a Contract Year may not be carried over to future Contract Years.

THRESHOLD PAYMENT

Upon Your first Partial Surrender prior to the Lifetime Income Eligibility Date, Your Threshold Payment is equal to [4%] multiplied by Your then current Payment Base.

Your Threshold Payment will be set on Your Rider Effective Date and may thereafter reset based upon any of the following events, provided that such event does not cause the Payment Base to exceed [$5,000,000]:

a)	Contract Anniversary;

b)	A subsequent Premium Payment is made;

c)	A Transfer from Other Account(s) is made;

d)	A Partial Surrender exceeds the Threshold Payment on a cumulative basis;

e)	A Transfer to Other Account(s) exceeds the Transfer Limit on a cumulative basis; or

f)	A change in the Annuitant or Spousal Continuation.

If Your Threshold Payment exceeds Your Annual Withdrawal Amount, if applicable, We will waive applicable Contingent Deferred Sales Charges up to the amount of Your Threshold Payment.

Your Threshold Payment will cease on the Lifetime Income Eligibility Date upon which Lifetime Benefit Payments will be available to You.

Any Threshold Payment amount remaining at the end of a Contract Year may not be carried over to future Contract Years.

TRANSFER LIMIT

The Transfer Limit is used to determine the change in the Payment Base, Anniversary Payment Base and Deferral Bonus Base upon a Transfer to Other Account(s) in any Contract Year. The Transfer Limit will equal Your applicable Withdrawal Percentage multiplied by Your then current Payment Base. The terms of this rider shall prevail in the event of a conflict between the terms of this rider and any other concurrent rider with respect to the Transfer Limit.

Your Transfer Limit will be set and reset upon the following events, provided that such event does not cause the Payment Base to exceed [$5,000,000]:

a)	Rider Effective Date;

b)	Contract Anniversary;

c)	A subsequent Premium Payment is made;

d)	A Transfer from Other Account(s) is made;

e)	A Transfer to Other Account(s) that exceeds the Transfer Limit on a cumulative basis;

f)	A Partial Surrender that exceeds the Lifetime Benefit Payment or Threshold Payment, as applicable, on a cumulative basis;

g)	Market Based Step on or after the birthday where the Covered Life has attained an age that results in a new Age Band; or

h)	Spousal Continuation.

Any Transfer Limit amount remaining at the end of a Contract Year may not be carried over to future Contract Years.

PARTIAL SURRENDERS

Your Payment Base, Anniversary Payment Base and Deferral Bonus Base may be reduced by Partial Surrenders based on the circumstances described below:

1.	Your first Partial Surrender will end the Deferral Bonus Period, if applicable.

2.	Prior to the Lifetime Income Eligibility Date:

a)
For cumulative Partial Surrenders during each Contract Year that are equal to or less than the Threshold Payment, Your Payment Base and Anniversary Payment Base will be reduced on a dollar-for-dollar basis.

b)
For any Partial Surrender that first causes cumulative Partial Surrenders during the Contract Year to exceed the Threshold Payment, Your Payment Base and Anniversary Payment Base each will be reduced by the dollar amount of the Partial Surrender that does not exceed the Threshold Payment. Then, Your Payment Base and Anniversary Payment Base each will be reduced for the portion of the Partial Surrender that exceeds the Threshold Payment by the following factor:

1 - (A/(B-C)) where:

A = The amount of the Partial Surrender during the Contract Year in excess of the Threshold Payment;
B = Contract Value immediately prior to the Partial Surrender; and
C = The Threshold Payment, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

c)
For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the Threshold Payment, We will reduce Your Payment Base and Anniversary Payment Base by the following factor:

1 - (A/B) where:

A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

3.	After the Lifetime Income Eligibility Date:

a)	For cumulative Partial Surrenders during each Contract Year that are equal to or less than the Lifetime Benefit Payment, Your Payment Base and Anniversary Payment Base will not be reduced.

b)
For cumulative Partial Surrenders during the Contract Year that exceed the Lifetime Benefit Payment that were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) requirements imposed by federal law, Your Payment Base and Anniversary Payment Base will not be reduced.

c)
For any Partial Surrender that first causes the cumulative Partial Surrenders in a Contract Year to exceed the Lifetime Benefit Payment, and the RMD exception above does not apply, We will reduce Your Payment Base and Anniversary Payment Base each by the following factor with respect to that portion of Your Partial Surrender that exceeds the current Lifetime Benefit Payment:

1 - (A/(B-C)) where:

A = The amount of the Partial Surrender(s) during the Contract Year in excess of the current Lifetime Benefit Payment;
B = Contract Value immediately prior to the Partial Surrender(s); and
C = The current Lifetime Benefit Payment, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

d)
For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the current Lifetime Benefit Payment, We will reduce Your Payment Base and Anniversary Payment Base by the following factor:

1 - (A/B) where:

A = The amount of the Partial Surrender(s); and
B = Contract Value immediately prior to the Partial Surrender(s).

TRANSFERS TO OTHER ACCOUNT(S)

Your Payment Base, Anniversary Payment Base and Deferral Bonus Base may be reduced by Transfers to Other Accounts based on the circumstances described below:

a)
For cumulative Transfers to Other Account(s) during each Contract Year that are equal to or less than the Transfer Limit, Your Payment Base, Anniversary Payment Base and Deferral Bonus Base each will be reduced on a dollar-for-dollar basis.

b)	Any Transfer to Other Account(s) or cumulative Transfers to Other Account(s) in excess of the Transfer Limit will end the Deferral Bonus Period, if applicable.

c)
For any Transfer to Other Account(s) that first causes cumulative Transfers to Other Account(s) during the Contract Year to exceed the Transfer Limit, Your Payment Base and Anniversary Payment Base each will be reduced by the dollar amount of the Transfer to Other Account(s) that does not exceed the Transfer Limit. Then, Your Payment Base and Anniversary Payment Base each will be reduced for the portion of the Transfer to Other Account(s) that exceeds the Transfer Limit by the following factor:

1 - (A/(B-C)) where:

A = The amount of the Transfer to Other Account(s) during the Contract Year in excess of the Transfer Limit;
B = Contract Value immediately prior to the Transfer to Other Account(s); and
C = The Transfer Limit, less any prior Transfers to Other Account(s) during the Contract Year. If C results in a negative number, C becomes zero.

d)
For any additional Transfers to Other Account(s) during each Contract Year, where the sum of all prior Transfers to Other Account(s) exceed the Transfer Limit, We will reduce Your Payment Base by the following factor:

1 - (A/B) where:

A = The amount of the Transfer to Other Account(s); and
B = Contract Value immediately prior to the Transfer to Other Account(s).

SPOUSAL CONTINUATION

If the Annuitant is deceased, the following are the effects if the Annuitant is changed as a result of the election of the "Spouse Beneficiary" provision of the Contract, if applicable:

The Covered Life will be re-determined on the date of the Spousal Continuation.

1.
If the age of any Owner or the Covered Life is greater than the Maximum Rider Issue Age on the effective Valuation Day of the Spousal Continuation, We will terminate this rider. The Rider Charge will not be assessed on the termination date and will no longer be assessed thereafter.

2.
If the age of any Owner or the Covered Life is less than or equal to the Maximum Rider Issue Age on the effective Valuation Day of the Spousal Continuation, then either of the below will apply as follows:

a)    If this rider is not currently available for sale, We will terminate this rider. The Rider Charge will not be assessed on the termination date and will no longer be assessed thereafter; or

b)    If this rider is currently available for sale, We will continue the then existing rider with respect to all benefits, at the Rider Charge that is then currently being assessed for new issues. The following actions shall also take place:

i.	The Payment Base, Anniversary Payment Base and the Deferral Bonus Base will be set equal to the Contract Value on the effective Valuation Day of the Spousal Continuation.

ii.	The Deferral Bonus feature will continue, if applicable.

iii.	The Deferral Bonus Period will not reset; the Deferral Bonus Period will continue uninterrupted.

iv.
The Lifetime Benefit Payment, Threshold Payment, if applicable; the Transfer Limit, if applicable; and Withdrawal Percentage will be recalculated on the effective Valuation Day of the Spousal Continuation based on the Annuitant’s attained age on the effective Valuation Day of the Spousal Continuation. The Lifetime Benefit Payment, Threshold Payment, and Transfer Limit, if applicable, will be equal to the Payment Base as of the Valuation Day of the Spousal Continuation multiplied by the Withdrawal Percent. The full amount of the recalculated Lifetime Benefit Payment, or Threshold Payment, and Transfer Limit, will be available for the remainder of the Contract Year.

If the Annuitant is living and elects the “Spouse Beneficiary” provision of the Contract, the rider will continue uninterrupted with respect to all benefits at the Rider Charge currently in effect for the Contract;

1.
The Payment Base, Anniversary Payment Base and the Deferral Bonus Base will be set equal to the greater of (a) the Contract Value on the effective Valuation Day of the Spousal Continuation or (b) the applicable values as of the Valuation Day prior to the Spousal Continuation.

2.	The Deferral Bonus feature will continue, if applicable.

3.	The Deferral Bonus Period will not reset; the Deferral Bonus Period will continue uninterrupted.

4.
The Lifetime Benefit Payment, Threshold Payment, if applicable; the Transfer Limit, if applicable; and Withdrawal Percentage will be recalculated on the effective Valuation Day of the Spousal Continuation based on the Covered Life’s attained age on the effective Valuation Day of the Spousal Continuation. The Lifetime Benefit Payment, Threshold Payment, and Transfer Limit, if applicable, will be equal to the Payment Base as of the Valuation Day of the Spousal Continuation multiplied by the Withdrawal Percent. If after the above resets, the new Lifetime Benefit Payment, Threshold Payment, as applicable, or Transfer Limit exceeds the sum of prior withdrawals or Transfer(s) to Other Account(s) made during that Contract Year, the difference between these amounts will be available and applicable for the remainder of that Contract Year.

ANNUITANT CHANGE

Should the Annuitant be changed because either (a) the Contingent Annuitant assumes the role of the Annuitant upon the Annuitant’s death, or (b) We reserve the right to allow a one-time change in the Annuitant due to divorce and choose to exercise this right, the provisions of this rider are subject to the following:

1.
If the attained age of the Annuitant on the effective Valuation Day of the Annuitant change is greater than the Maximum Rider Issue Age, We will terminate this rider. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter.

2.	If the attained age of the Annuitant on the effective Valuation Day of the Annuitant change is less than or equal to the Maximum Rider Issue Age, the following options apply:

a)
Annuitant changes within the first [6] months from the Rider Effective Date will have no impact on the Payment Base, the Anniversary Payment Base or the Deferral Bonus Base. The Lifetime Benefit Payment, Threshold Payment, if applicable, Withdrawal Percentage, and Transfer Limit will be recalculated using the Annuitant’s attained age on the effective Valuation Day of the Annuitant change.

b)	Annuitant changes after the first [6] months from the Rider Effective Date will cause a recalculation of the rider benefits as follows:

(i)	If this rider is not currently available for sale, We will terminate this rider. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter.

(ii)
If this rider is currently available for sale, We will continue the then existing rider at the Rider Charge that is then currently being assessed for new issues and reset the benefit values as follows:

The Payment Base and Anniversary Payment Base will be recalculated to the lesser of the Contract Value or the applicable value on the effective Valuation Day of the Annuitant change.

The Deferral Bonus Base will be recalculated to the lesser of the Contract Value or the Deferral Bonus Base on the effective Valuation Day of the Annuitant change, if applicable. If a Partial Surrender had been taken or there had been a Transfer to Other Account(s) prior to the date of the Annuitant change, the Deferral Bonus feature will no longer apply.

The Lifetime Benefit Payment, Threshold Payment, if applicable; the Transfer Limit, if applicable; and the Withdrawal Percentage will be recalculated on the date of the Annuitant Change based on the Annuitant’s attained age on the effective Valuation Day of the change. The Lifetime Benefit Payment, the Threshold Payment, and Transfer Limit, if applicable, will be equal to the Payment Base as of the effective Valuation Date of the Annuitant Change multiplied by the Withdrawal Percent.

If after the above resets, the new Lifetime Benefit Payment, Threshold Payment, as applicable, or Transfer Limit exceeds the sum of prior withdrawals or Transfer(s) to Other Account(s) made during that Contract Year, the difference between these amounts will be available and applicable for the remainder of that Contract Year.

INVESTMENT RESTRICTIONS

You must continuously comply with the following investment restrictions (Investment Restrictions) in order to receive rider benefits.

1.
Unless We agree otherwise, You must invest, reinvest and rebalance Your Contract Value (including future investments) within an approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s) approved and designated by Us that correspond with the rider version chosen on the Rider Effective Date, as the same may be amended, replaced or substituted from time to time by Us in our sole discretion.

2.
We reserve the right to add, replace or substitute approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s). We reserve the right to remove, close or restrict any approved asset allocation model(s), investment program(s), Sub-Account(s), investment program(s) or Other Account(s) to new or subsequent investments.

3.
Any failure or refusal to promptly invest, maintain, reallocate and/or reinvest Your Contract Value within an approved asset allocation model(s), investment program(s), Sub-Account(s), and other investment program(s), as the same may be amended, replaced or substituted from time to time, shall be deemed to be a violation of these Investment Restrictions unless waived by Us in our sole discretion. For the purposes of the foregoing, “promptly” shall mean [5] business days after posting notice of a directive to invest, maintain, reallocate and/or Contract Value as aforesaid.

4.
Any and all Sub-Account transfers required to ensure Your compliance with these Investment Restrictions shall not be used in determining the number of permissible transfers allowed during that Contract Year.

5.
If You violate any of the terms of these Investment Restrictions, including a refusal to reallocate Your investments as set forth above, We will assess a pro-rated share of the Rider Charge and will no longer assess a Rider Charge thereafter.

6.
Notwithstanding anything possibly to the contrary, in the event of a conflict between these Investment Restrictions and those imposed by any other rider, the Investment Restrictions described in this rider shall prevail.

7.
By electing the rider, You hereby irrevocably agree and consent to Our sharing with Our affiliates and designees personal data regarding Your elections hereunder, including, but not limited to, Your Contract Value, asset allocation model, investment program, partial surrenders, and lapsation data. You direct Us to share any such data to the extent that We believe necessary or desirable for Us to do so in order for Us or an affiliate or designee of Ours to properly to manage any of our guarantee obligations or any Sub- Account available hereunder.

8.
Notwithstanding anything to the contrary within Your Contract, You must obtain Our prior approval to make any Premium Payments after the [1st] Contract Anniversary after the Rider Effective Date. Notwithstanding anything possibly to the contrary within Your Contract, We will not accept any subsequent Premium Payments in excess of [$100,000] in the aggregate during any Contract Year without Our prior approval.

HL-GMWBSPM-12    11    Printed in U.S.A.
V0F770.FRM

MINIMUM AMOUNT RULE

Prior to the Annuity Commencement Date, if (A) on any Contract Anniversary Your Contract Value, due to investment performance, is reduced below an amount equal to the greater of either (i) the Contract minimum rule stated under Your Contract or (ii) one of Your Lifetime Benefit Payments or such lower amount as We, in Our discretion, may establish; or (B) on any Valuation Day, as a result of a Partial Surrender, Your Contract Value is reduced below an amount equal to the greater of either (x) the Contract minimum rule stated under Your Contract or (y) one of Your Lifetime Benefit Payments or such lower amount as We, in Our discretion, may establish, then:

1.
You must transfer Your remaining Contract Value to an asset allocation model(s), investment program(s), Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by Us for purposes of the Minimum Amount Rule.

a)	One of the approved investment options, as described above, must be elected within [10] days from the date the minimum amount was reached.

b)
If We do not receive Your election within the above stated time frame, You will be deemed to have irrevocably authorized Us to move Your remaining Contract Value into the Money Market Sub- account, other investment option(s) approved by Us.

c)
If You choose not to participate in one of the approved investment options, then We will automatically liquidate Your remaining Contract Value. Any applicable Contingent Deferred Sales Charge will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment option, the following rules will apply:

a)
You will receive Your then current Lifetime Benefit Payment, which will be equal to Your Lifetime Benefit Payment at the time Your Contract Value reduces below Our Minimum Amount Rules then in effect, at the frequency of Your choice and acceptable to Us.

b)	Ongoing Lifetime Benefit Payments will no longer reduce Your Contract Value.

c)	We will no longer accept subsequent Premium Payments or Transfer(s) from Other Account(s).

d)	We will waive the Annual Maintenance Fee and Rider Charge on Your Contract.

e)	Payment Base increases on each Contract Anniversary will no longer apply.

After the transfer of the Contract Value due to the Minimum Amount Rules above, if cumulative partial Surrenders within a Contract Year are requested in excess of the Lifetime Benefit Payment, then We will automatically liquidate Your remaining Contract Value. Any applicable Contingent Deferred Sales Charge will be assessed and the Contract will be terminated.

REVOCATION/TERMINATION

You may not revoke this rider except by any Company sponsored conversion program that we may choose to offer on a non-discriminatory basis. We may terminate this rider based on the following events or circumstances:

(a)	Upon the Rider Maturity Date;

(b)	You assign the Contract or any of Your rights;

(c)	You violate the Issuance Rules;

(d)	You violate the Investment Restrictions;

(e)	Your Contract Value falls below our Minimum Amount Rule;

(f)	You violate the terms of the Contract or any other rider;

(g)	You ask for Spousal Continuation in violation of the rider’s restrictions;

(h)	There is a full surrender of your Contract; and/or

(i)	A death benefit becomes payable on Your Contract.

On the date this rider is revoked or terminated, a prorated Rider Charge will be assessed, and will no longer be assessed thereafter if events (a) through (g) occur. You are not entitled to any cash surrender value associated with this rider upon termination of this rider.

CONTRACT AGGREGATION

For purposes of determining the guaranteed benefits under this rider, We reserve the right to treat one or more deferred variable annuity contracts issued by Us (or Our affiliates) to You with this rider attached as one contract.

ISSUANCE RULES

This rider is not available if any Owner or the Covered Life is older than the Maximum Rider Issue Age on the Rider Effective Date.

If the Rider Effective Date is after the Contract Issue Date, then the period between the Rider Effective Date and Your next Contract Anniversary will constitute a Contract Year.

ANNUITY COMMENCEMENT DATE

At the Annuity Commencement Date, the Contract may be annuitized under Our standard annuitization rules or the payment of the Lifetime Benefit Payment may continue under the Life Annuity option. The Contract Value need not be below Our Minimum Amount Rules at the Annuity Commencement Date for the Contract Owner(s) to select the Life Annuity option.

ASSIGNMENT

Notwithstanding anything herein or within Your Contract possibly to the contrary, neither the Contract (including this rider) nor any of Your rights and benefits hereunder may be assigned, pledged or securitized.

RIDER CHARGE

The Rider Charge will never be less than the minimum Rider Charge of [0.50%] nor exceed the maximum Rider Charge of [2.50%]. The Rider Charge will be assessed on each Contract Anniversary based on Your Payment Base. The Rider Charge may increase or decrease each Contract Anniversary beginning with the first Contract Anniversary subject to the limitations above. The Rider Charge will be deducted on a prorated basis from the Sub-Account(s). Any increase or decrease in the Rider Charge is irrevocable and You may not decline the new Rider Charge.

If the Rider Effective Date is after the Contract Issue Date, the period between the Rider Effective Date and the next Contract Anniversary will constitute the first Contract Year. The charge for this Contract Year will be prorated based on the number of days between the Rider Effective Date and the next Contract Anniversary.

If this rider is revoked or terminated on any date other than the Contract Anniversary, We will deduct a prorated portion of the Rider Charge from Your Contract Value from the amount otherwise payable as stated in the Revocation/Termination section of this rider. The prorated portion of the Rider Charge is equal to the Rider Charge percentage multiplied by the Payment Base prior to the revocation or termination, multiplied by the number of days since the last Contract Anniversary, divided by 365.

The Rider Charge will no longer be assessed upon any of the following events:

(a)	the Rider Maturity Date; or

(b)	the Annuity Commencement Date; or

(c)	upon the death of the Covered Life.

Signed for Hartford Life Insurance Company [

HL-GMWBSPM-12    14    Printed in U.S.A.
V0F773.FRM

Hartford Life Insurance Company 200 Hopmeadow Street
Simsbury, CT 06089

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT RIDER V

This rider is issued as part of the Contract to which it is attached, and is effective on the date it is issued to You. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the Contract.

This rider provides a Guaranteed Minimum Death Benefit (DB) that replaces the standard death benefit provided in the Contract. The determination of the DB and how it can change are described in the other sections of this rider.

DEFINITIONS

Initial capitalized terms used that are not defined in this rider shall have the same meaning as those in Your Contract.

Contract Value (CV) - The total value of the Sub-Account(s) and Fixed Account, if applicable.

Maximum Anniversary Value - The highest attained anniversary value prior to the earlier of the date of death or the oldest Owner or Annuitant’s [81st] birthday determined as follows: We calculate an anniversary value for every applicable Contract Anniversary. At the time of each Contract Anniversary, the anniversary value is equal to the Contract Value. Any time after a given Contract Anniversary, the anniversary value is restated to be equal to the Contract Value as of the Contract Anniversary, increased by the dollar amount of any Premium Payments received, and modified by adjustments for Partial Surrenders and Transfers to Other Account(s) since such Contract Anniversary.

Other Account(s) - Any investment vehicle(s) offered and authorized by Us that We designate by rider from time to time. This excludes the Sub-Account(s) and Fixed Account, if applicable.

Partial Surrender - A withdrawal of a portion of the Contract Value which may be subject to charges, if applicable.

Premium Payment - The total amount of the initial and subsequent Premium Payments deposited into the Sub-Account(s) and Fixed Account, if applicable, including transfers from Other Account(s). Our approval is required for any subsequent Premium Payment received after the first [12] months, excluding transfers from Other Account(s).

Transfer Limit - An amount used to determine the change in the DB following a Transfer to Other Account(s) in any Contract Year. The Transfer Limit set at each Contract Anniversary will equal [5%] of the greater of Premium Payment(s) or Maximum Anniversary Value. The Transfer Limit may also be reset on Spousal Continuation and Ownership Changes.

The following replaces the “Death Benefit Before the Annuity Commencement Date” section of Your Contract:

1.	If this rider is effective on the Contract Issue Date:

The DB before the Annuity Commencement Date and upon Our receipt of Due Proof of Death is equal to the greater of the amounts determined in a) or b) or c) below:

a)	Premium Payments adjusted for Partial Surrenders and Transfers to Other Account(s) (as defined below); or

b)	Maximum Anniversary Value; or

c)	The Contract Value, minus the Premium Based Charge, if applicable.

2.	If this rider is effective after the Contract Issue Date:

The DB before the Annuity Commencement Date and upon Our receipt of Due Proof of Death is equal to the greater of the amounts determined in a) or b) or c) below:

a)
Contract Value on the rider effective date plus subsequent Premium Payments received after the rider effective date adjusted for Partial Surrenders and Transfers to Other Account(s) (as defined below); or

b)	Maximum Anniversary Value occurring after the effective date of the rider; or

c)	The Contract Value, minus the Premium Based Charge, if applicable.

When a Partial Surrender is made:

For any Partial Surrender(s), We will reduce each component (Premium Payments and Maximum Anniversary Value) of the DB by applying the same factor. The factor is as follows:
1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

When a Transfer to Other Account(s) is made:

1.	For cumulative Transfer(s) to Other Account(s) in a Contract Year that are equal to or less than the Transfer Limit, Your DB will be reduced on a dollar-for-dollar basis.

2.
For any Transfer to Other Account(s) that first causes the cumulative Transfers to Other Account(s) in a Contract Year to exceed the Transfer Limit, the adjustment is the dollar amount of the Transfer to Other Account(s) that does not exceed the Transfer Limit. For the portion of the Transfer to Other Account(s) that exceeds the Transfer Limit, We will reduce Your DB by the following factor:

1 - (A/(B-C)) where:
A = The amount of the Transfer(s) to Other Account(s) during the Contract Year in excess of the Transfer Limit;
B = Contract Value immediately prior to the Transfer to Other Account(s); and
C = The Transfer Limit, less any prior Transfer(s) to Other Account(s) during the Contract Year. If C results in a negative number, C becomes zero.

3.
For any additional Transfer(s) to Other Account(s) in a Contract Year, where the sum of all prior Transfer(s) to Other Account(s) exceed the Transfer Limit, We will reduce the DB by the following factor:

1 - (A/B) where:
A = The amount of the Transfer to Other Account(s); and
B = Contract Value immediately prior to the Transfer to Other Account(s).

4.	Any remaining available Transfer Limit during a Contract Year may not be carried over to future Contract Years.

SPOUSAL CONTINUATION

If the spouse continues the Contract under the "Spouse Beneficiary" provision of the Contract, if eligible, We will increase the Contract Value to the DB value as of the Valuation Day We receive Due Proof of Death according to the future contribution allocation then in effect. The surviving spouse becomes the new Contract Owner on the effective Valuation Day of the Spousal Continuation. This right may be exercised only once during the term of the Contract.

The following are the effects of an Ownership Change due to Spousal Continuation:

1.	If the age of the new Owner is less than or equal to age [75] at the time of the Spousal Continuation, then either a) or b) will apply as follows:

a)
If this rider is not currently available for sale We will terminate this rider and the DB thereafter will be equal to the Contract Value. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter; or

b)
If this rider is currently available for sale, We will continue the then existing rider at the Rider Charge that is then currently being assessed for new sales of the rider. The Premium Payment and Maximum Anniversary Value DB components, for purposes of this rider, will be recalculated to equal the Contract Value on the effective Valuation Day of the Spousal Continuation. The Maximum

Anniversary Value thereafter is the highest attained anniversary value after the date of death of the first spouse, and before the next decedent’s date of death or [81st] birthday, if earlier. Any Premium Payments or Partial Surrenders and Transfers to Other Account(s) after this Valuation Day will adjust each component of the DB according to the rider rules.

2.
If the age of the new owner is greater than age [75] on the effective Valuation Day of the Spousal Continuation, We will terminate this rider and the DB thereafter will be equal to the Contract Value. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter.

OWNERSHIP CHANGE

Any Contract change before the Annuity Commencement Date which causes a change in the ownership may result in the recalculation of the benefits provided under this rider.

The following are the effects of a change in ownership:

If the age of the oldest new Owner(s) after the Ownership Change is less than or equal to the issue age limitation of the rider in effect at the time of the Ownership Change, the below options apply as follows:

1.	Ownership Changes within the first [6] months from the Contract Issue Date will not cause a recalculation of the benefits under this Rider.

2.	Ownership changes after the first [6] months from the Contract Issue Date will cause a recalculation of the benefits under either (a) or (b):

a)
If this rider is not currently available for sale, We will terminate this rider and the DB thereafter will be equal to the Contract Value. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter; or

b)
If this rider is currently available for sale, We will continue the existing rider at the Rider Charge that is currently being assessed for new sales of the rider (or the last declared maximum Rider Charge, if higher). The Premium Payment component of the DB will be recalculated to equal the lesser of the Contract Value or the Premium Payments, on the effective Valuation Day of the Ownership Change. Maximum Anniversary Value will be recalculated to equal the lesser of the Contract Value or Maximum Anniversary Value, on the effective Valuation Day of the Ownership Change. Any Premium Payments or Partial Surrenders after this date will adjust each component of the DB according to the rider rules. The Maximum Anniversary Value thereafter is the highest attained anniversary value after the Ownership Change, and before the decedent’s date of death or [81st] birthday, if earlier.

3.
We reserve the right to apply Investment Restrictions then in effect in the case of an Ownership change after [6] months from the rider effective date. Such restriction may also require that You reallocate Sub- account(s) or Fixed Account, if available, in accordance with then prevailing Investment Restrictions.

If the age of the oldest new Owner(s) after the Ownership Change is greater than the issue age limitation of the rider in effect at the time of the Ownership Change, We will terminate this rider. The DB thereafter will be equal to the Contract Value. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter.

INVESTMENT RESTRICTIONS

You must comply with the following Investment Restrictions in order to receive rider benefits.

1.
On the rider effective date, We will impose an Investment Restriction that limits the Sub-Account(s) and/or Fixed Account that You may invest in and the amount that You may allocate to each Sub-Account(s) and/or Fixed Account. You may choose to satisfy the described Investment Restriction by creating Your own custom asset allocation model or You may also choose to invest in any predetermined asset allocation models, investment programs, fund of funds Sub-Account(s), or other investment option(s) approved by Us provided that You comply with allocation restrictions that We apply from time to time.

If on any Valuation Day, due to performance of the selected Sub-Account(s), the Contract Value is no longer within the allocation of the selected investment options, We will not terminate the rider. Instead, Your Contract Value will be re-balanced [monthly] in accordance with a pre-approved asset rebalancing program to meet then applicable Investment Restrictions. All subsequent Premium Payments must also be invested according to these Investment Restrictions.

2.
We may change these predetermined asset allocation models, investment programs, Sub-Account(s), fund of funds Sub-Account(s), investment classifications or other investment option(s) from time to time, on or after the rider effective date. Should We make this change, any transfers required to reallocate the Contract Value will not be used by Us in determining the number of transfers allowed during a Contract Year. You must reinvest Your Contract Value in accordance with Our updated Investment Restrictions and requirements.

3.
If these Investment Restrictions are violated and not corrected, We will terminate the rider, the DB thereafter will be equal to the Contract Value and a Rider Charge will be assessed. The Rider Charge will be prorated for the portion of the Contract Year the rider was active. Upon reinstatement of Your rider following a corrected violation of these Investment Restrictions, Premium Payments will be recalculated to equal the lesser of the Contract Value as of the Valuation Day of the reinstatement or the Premium Payments prior to the termination. Your Maximum Anniversary Value will be reset at the lower of the Maximum Anniversary Value prior to the termination or Contract Value as of the Valuation Day of reinstatement. The Maximum Anniversary Value thereafter is the highest attained anniversary value after the reinstatement of Your rider, and before the decedent’s date of death or [81st] birthday, if earlier. Any Premium Payments or Partial Surrenders after this Valuation Day will adjust each component of the DB according to the rider rules. We will deduct a prorated Rider Charge on Your first Contract Anniversary following the reinstatement for the time period between the Valuation Day of the reinstatement and Your first Contract Anniversary following such reinstatement.

REVOCATION/TERMINATION OF THE DEATH BENEFIT

You may not revoke this rider once elected.

We may terminate this rider as provided under the following provisions of this rider: Spousal Continuation; Ownership Change; Assignment and Investment Restrictions. If We terminate this rider, it cannot be re-elected by You.

The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will terminate this rider.

On the date this rider is terminated, a prorated share of the Rider Charge will be assessed, and will no longer be assessed thereafter.

POST ISSUE ELECTION
If the rider effective date is after the Contract Issue Date, the period between the rider effective date and Your next Contract Anniversary will constitute a Contract Year.
We reserve the right to make this benefit available through a company sponsored conversion program.

CONTRACT AGGREGATION
For purposes of determining the DB limits of this rider, We reserve the right to treat as one all deferred variable annuity contracts issued by Us (or Our affiliates) where You have elected any optional death benefit rider. If We elect to aggregate contracts, We will change the period over which We measure Surrenders against the DB.

RIDER CHARGE
There is an additional charge for this rider. The charge will never exceed a guaranteed maximum rate of [1.50%] annually. The charge will be assessed on each Contract Anniversary based on the DB payable as described in this rider. However, if a change in owner occurs or Spousal Continuation is elected the charge will be assessed on the Contract Value as of the Valuation Day of such change plus Premium Payments received after the Valuation Day of such change adjusted for Partial Surrenders and Transfers to Other Account(s) as described in this rider. The Rider Charge will be deducted on each Contract Anniversary on a prorated basis from the Sub- Account(s).

If a change in owner occurs or Spousal Continuation is elected or Your rider is reinstated, the charge will be assessed based on the DB.

If the rider effective date is after the Contract Issue Date, the period between the rider effective date and the next Contract Anniversary will constitute the first Contract Year. The charge for this Contract Year will be prorated based on the number of days between the rider effective date and the next Contract Anniversary.

In the case of a Full Surrender on any Valuation Day other than the Contract Anniversary, We will deduct a prorated portion of the Rider Charge from the amount otherwise payable. The prorated portion of the Rider Charge is equal to the Rider Charge percentage multiplied by the greater of Premium Payments adjusted for Partial Surrenders as described in this rider or Maximum Anniversary Value as described in this rider prior to the Surrender, multiplied by the number of days since the last Contract Anniversary, divided by 365.

The Rider Charge will no longer be assessed upon attainment of the Annuity Commencement Date or after the Valuation Day the rider is no longer effective. No Rider Charge will be assessed upon the death of a Contract Owner or Annuitant.

Signed for Hartford Life Insurance Company [

Hartford Life Insurance Company 200 Hopmeadow Street
Simsbury, CT 06089

RETURN OF PREMIUM DEATH BENEFIT RIDER V

This rider is issued as part of the Contract to which it is attached, and is effective on the date it is issued to You. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the Contract.

This rider provides a Guaranteed Minimum Death Benefit (DB) that replaces the standard death benefit provided in the Contract. The determination of the DB and how it can change are described in the other sections of this rider.

DEFINITIONS

Initial capitalized terms used that are not defined in this rider shall have the same meaning as those in Your Contract.

Contract Value (CV) - The total value of the Sub-Account(s) and Fixed Account, if applicable.

Other Account(s) - Any investment vehicle(s) offered and authorized by Us that We designate by rider from time to time. This excludes the Sub-Account(s) and Fixed Account, if applicable.

Partial Surrender - A withdrawal of a portion of the Contract Value which may be subject to charges, if applicable.

Premium Payment - The total amount of the initial and subsequent Premium Payments deposited into the Sub-Account(s) and Fixed Account, if applicable, including transfers from Other Account(s). Our approval is required for any subsequent Premium Payment received after the first [12] months, excluding transfers from Other Account(s).

Transfer Limit - An amount used to determine the change in the DB following a Transfer to Other Account(s) in any Contract Year. The Transfer Limit set on each Contract Anniversary will equal [5%] of the Premium Payment(s). The Transfer Limit may also be reset on Spousal Continuation and Ownership Changes.

The following replaces the “Death Benefit Before the Annuity Commencement Date” section of Your Contract:

1.	If this rider is effective on the Contract Issue Date:

The DB before the Annuity Commencement Date and upon Our receipt of Due Proof of Death is equal to the greater of the amounts determined in a) or b) below:

a)	Premium Payments adjusted for Partial Surrenders and Transfers to Other Accounts (as defined below), or

b)	The Contract Value, minus the Premium Based Charge, if applicable.

2.	If this rider is effective after the Contract Issue Date:

The DB before the Annuity Commencement Date and upon Our receipt of Due Proof of Death is equal to the greater of the amounts determined in a) or b) below:

a)
Contract Value on the rider effective date plus subsequent Premium Payments received after the rider effective date adjusted for Partial Surrenders and Transfers to Other Account(s) (as defined below), or

b)	The Contract Value, minus the Premium Based Charge, if applicable.

When a Partial Surrender is made:

For any Partial Surrender(s), We will reduce the DB by applying a factor. The factor is as follows: 1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

When a Transfer to Other Account(s) is made:

1.	For cumulative Transfer(s) to Other Account(s) in a Contract Year that are equal to or less than the Transfer Limit, Your DB will be reduced on a dollar-for-dollar basis.

2.
For any Transfer to Other Account(s) that first causes the cumulative Transfers to Other Account(s) in a Contract Year to exceed the Transfer Limit, the adjustment is the dollar amount of the Transfer to Other Account(s) that does not exceed the Transfer Limit. For the portion of the Transfer to Other Account(s) that exceeds the Transfer Limit, We will reduce Your DB by the following factor:

1 - (A/(B-C)) where:
A = The amount of the Transfer(s) to Other Account(s) during the Contract Year in excess of the Transfer Limit;
B = Contract Value immediately prior to the Transfer to Other Account(s); and
C = The Transfer Limit, less any prior Transfer(s) to Other Account(s) during the Contract Year. If C results in a negative number, C becomes zero.

3.
For any additional Transfer(s) to Other Account(s) in a Contract Year, where the sum of all prior Transfer(s) to Other Account(s) exceed the Transfer Limit, We will reduce the DB by the following factor:

1 - (A/B) where:
A = The amount of the Transfer to Other Account(s); and
B = Contract Value immediately prior to the Transfer to Other Account(s).

HL-ROP-11.2	2 Printed in U.S.A. V0D618.FRM

4.	Any remaining available Transfer Limit during a Contract Year may not be carried over to future Contract Years.

SPOUSAL CONTINUATION

If the spouse continues the Contract under the "Spouse Beneficiary" provision of the Contract, if eligible, We will increase the Contract Value to the DB value as of the Valuation Day We receive Due Proof of Death according to the future contribution allocation then in effect. The surviving spouse becomes the new Contract Owner on the effective Valuation Day of the Spousal Continuation. This right may be exercised only once during the term of the Contract.

The following are the effects of an Ownership Change due to Spousal Continuation:

1.	If the age of the new Owner is less than or equal to age [80] at the time of the Spousal Continuation, then either a) or b) will apply as follows:

a)
If this rider is not currently available for sale We will terminate this rider and the DB thereafter will be equal to the Contract Value. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter; or

b)
If this rider is currently available for sale, We will continue the then existing rider at the Rider Charge that is then currently being assessed for new sales of the rider. The Premium Payment and DB components, for purposes of this rider, will be recalculated to equal the Contract Value on the effective Valuation Day of the Spousal Continuation. Any Premium Payments or Partial Surrenders and Transfers to Other Account(s) after this Valuation Day will adjust the DB according to the rider rules.

2.
If the age of the new owner is greater than age [80] on the effective Valuation Day of the Spousal Continuation, We will terminate this rider and the DB thereafter will be equal to the Contract Value. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter.

OWNERSHIP CHANGE

Any Contract change before the Annuity Commencement Date which causes a change in the ownership may result in the recalculation of the benefits provided under this rider.

The following are the effects of a change in ownership:

If the age of the oldest new Owner(s) after the Ownership Change is less than or equal to the issue age limitation of the rider in effect at the time of the Ownership Change, the below options apply as follows:

1.	Ownership Changes within the first [6] months from the Contract Issue Date will not cause a recalculation of the benefits under this Rider.

2.	Ownership Changes after the first [6] months from the Contract Issue Date will cause a recalculation of the benefits under either a) or b):

a)
If this rider is not currently available for sale, We will terminate this rider and the DB thereafter will be equal to the Contract Value. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter; or

b)
If this rider is currently available for sale, We will continue the then existing rider at the Rider Charge that is currently being assessed for new sales of the rider (or the last declared maximum Rider Charge, if higher). The Premium Payment and DB components, for purposes of this rider, will be recalculated to equal the lesser of the Contract Value or the DB, on the effective Valuation Day of the Ownership Change. Any Premium Payments or Partial Surrenders after this Valuation Day will adjust the DB according to the rider rules.

3.
We reserve the right to apply Investment Restrictions then in effect in the case of an Ownership Change after [6] months from the rider effective date. Such restriction may also require that You reallocate Sub- account(s) or Fixed Account, if available, in accordance with then prevailing Investment Restrictions.

If the age of the oldest new Owner(s) after the Ownership Change is greater than the issue age limitation of the rider in effect at the time of the Ownership Change, We will terminate this rider. The DB thereafter will be equal to the Contract Value. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter.

INVESTMENT RESTRICTIONS

1.
On the rider effective date, We may impose an Investment Restriction that limits the Sub-Account(s) and/or Fixed Account that You may invest in and the amount that You may allocate to each Sub-Account(s) and/or Fixed Account. You may choose to satisfy the described Investment Restriction by creating Your own custom asset allocation model or You may also choose to invest in any predetermined asset allocation models, investment programs, fund of funds Sub-Account(s), or other investment option(s) approved by Us provided that You comply with allocation restrictions that We apply from time to time.

If on any Valuation Day, due to performance of the selected Sub-Accounts, the Contract Value is no longer within the allocation of the selected investment options, We will not terminate the rider. Instead, Your Contract Value will be re-balanced [quarterly] in accordance with a pre-approved asset rebalancing program to meet then applicable Investment Restrictions. All subsequent Premium Payments must also be invested according to these Investment Restrictions.

2.
We may change these predetermined asset allocation models, investment programs, Sub-Account(s), fund of funds Sub-Account(s), investment classifications or other investment option(s) from time to time, on or after the rider effective date. Should We make this change, any transfers required to reallocate the Contract Value will not be used by Us in determining the number of transfers allowed during a Contract Year. You must reinvest your Contract Value in accordance with Our updated Investment Restrictions and requirements.

3.
If these Investment Restrictions are violated and not corrected, We will terminate this rider, the DB thereafter will be equal to the Contract Value and a Rider Charge will be assessed. The Rider Charge will be prorated for the portion of the Contract Year the rider was active. Upon reinstatement of Your rider following a corrected violation of these Investment Restrictions, Your DB will be reset at the lower of the DB prior to the termination or the Contract Value as of the Valuation Day of the reinstatement. Any Premium Payments or Partial Surrenders after this Valuation Day will adjust the DB according to the rider rules. We will deduct a prorated Rider Charge on Your Contract Anniversary following the reinstatement for the time period between the Valuation Day of the reinstatement and Your first Contract Anniversary following such reinstatement.

REVOCATION/TERMINATION OF THE DEATH BENEFIT

At anytime following the earlier of Spousal Continuation or the [5th] anniversary of the rider effective date, You may elect to revoke this rider, at which point the DB would be equal to the Contract Value. Once this Rider is revoked, it cannot be re-elected by You.

We may terminate this rider as provided under the following provisions of this rider: Spousal Continuation; Ownership Change; Assignment and Investment Restrictions. If We terminate this rider, it cannot be re-elected by You.

The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will terminate this rider.

On the date this rider is revoked or terminated, a prorated share of the Rider Charge will be assessed, and will no longer be assessed thereafter.

POST ISSUE ELECTION
If the rider effective date is after the Contract Issue Date, the period between the rider effective date and Your next Contract Anniversary will constitute a Contract Year.
We reserve the right to make this benefit available through a company sponsored conversion program.

CONTRACT AGGREGATION
For purposes of determining the DB limits of this rider, We reserve the right to treat as one all deferred variable annuity contracts issued by Us (or Our affiliates) where You have elected any optional death benefit rider. If We elect to aggregate contracts, We will change the period over which We measure Surrenders against the DB.

RIDER CHARGE
There is an additional charge for this rider. The charge will never exceed a guaranteed maximum rate of [0.75%] annually. The charge will be assessed on each Contract Anniversary based on Premium Payments adjusted for Partial Surrenders as described in this rider. However, if a change in owner occurs or Spousal Continuation is elected the charge will be assessed on the Contract Value as of the Valuation Day of such change plus Premium Payments received after the Valuation Day of such change adjusted for Partial Surrenders and Transfers to Other Account(s) as described in this rider. The Rider Charge will be deducted on each Contract Anniversary on a prorated basis from the Sub-Account(s).

If the rider effective date is after the Contract Issue Date, the period between the rider effective date and the next Contract Anniversary will constitute the first Contract Year. The charge for this Contract Year will be prorated based on the number of days between the rider effective date and the next Contract Anniversary.

In the case of a Full Surrender on any Valuation Day other than the Contract Anniversary, We will deduct a prorated portion of the Rider Charge from the amount otherwise payable. The prorated portion of the Rider Charge is equal to the Rider

Charge percentage multiplied by the Premium Payments adjusted for Partial Surrenders as described in this rider prior to the Surrender, multiplied by the number of days since the last Contract Anniversary, divided by 365.

The Rider Charge will no longer be assessed upon attainment of the Annuity Commencement Date or after the Valuation Day the rider is no longer effective. No Rider Charge will be assessed upon the death of a Contract Owner or Annuitant.

Signed for Hartford Life Insurance Company [

HL-ROP-11.2	6 Printed in U.S.A. V0D622.FRM

EXTENDED WITHDRAWAL PRIVILEGE RIDER

This rider is issued as a part of the Contract to which it is attached. The Date of Issue and Contract Date applicable to this Rider are the same as those of the Contract. Except where this Rider provides otherwise, it is subject to all conditions and limitations of the Contract.

This rider has been issued because your Contract is part of a tax-qualified retirement plan. It allows you to receive the required minimum distribution of your interest in this Contract, as required by federal tax law, without the imposition of a Contingent Deferred Sales Charge.

The following provision is added to the Contract:

EXTENDED WITHDRAWAL PRIVILEGE

For Contract Years in which the Contract is subject to required minimum distribution rules under current federal tax law and the Annuitant has attained age 70 ½ , the amount available annually without the application of the Contingent Deferred Sales Charge ("Charge") is the greater of:

1.    The withdrawal amount referred to as the Annual Withdrawal Amount on Page 3 of the Contract: or

2.    The required minimum distribution of your interest in this Contract under current federal tax law.

Signed for Hartford Life Insurance Company

HL-VAMINDIS05                                        Printed in U.S.A.